                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY


================================================================================


                              DEBTOR IN POSSESSION
                           LETTER OF CREDIT AGREEMENT



                          dated as of October 18, 2002



                                      among



                   EOTT ENERGY OPERATING LIMITED PARTNERSHIP,

                     EOTT ENERGY CANADA LIMITED PARTNERSHIP,

                            EOTT ENERGY LIQUIDS, L.P.

                                       and

                    EOTT ENERGY PIPELINE LIMITED PARTNERSHIP,

    as debtors and debtors in possession and as joint and several Borrowers,

                           EOTT ENERGY PARTNERS, L.P.

                                       and

                       EOTT ENERGY GENERAL PARTNER, L.L.C.

             as debtors and debtors in possession and as Guarantors,



                            STANDARD CHARTERED BANK,

                   as LC Agent, LC Issuer and Collateral Agent



                                       and



                        THE LC PARTICIPANTS PARTY HERETO




================================================================================

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----

1.       DEFINITIONS AND RULES OF INTERPRETATION..................................................................2


2.       THE LETTERS OF CREDIT...................................................................................29

         (a)      General........................................................................................29
         (b)      Requesting Letters of Credit...................................................................30
         (c)      Reimbursement and Participations...............................................................30
         (d)      No Duty to Inquire.............................................................................31
         (e)      LC Collateral..................................................................................32
         (f)      Conditions Precedent to Extension of Credit....................................................33
         (g)      Use of Proceeds................................................................................36
         (h)      Mandatory Prepayments..........................................................................37
         (i)      Application of Payments made to LC Agent.......................................................37
         (j)      Interest Rates and Fees; Voluntary Reduction of Maximum Facility Amount........................38

3.       PAYMENTS TO LC PARTICIPANTS.............................................................................39

         (a)      General Procedures.............................................................................39
         (b)      Payment Obligations Absolute...................................................................39
         (c)      Capital Reimbursement..........................................................................39
         (d)      Increased Cost of Letters of Credit............................................................40
         (e)      Notice; Change of Applicable Lending Office....................................................40
         (f)      Availability...................................................................................40
         (g)      Reimbursable Taxes.............................................................................41

4.       INTENTIONALLY OMITTED...................................................................................42


5.       INTENTIONALLY OMITTED...................................................................................42


6.       INTENTIONALLY OMITTED...................................................................................42


7.       OTHER ACTIONS OF DEBTORS................................................................................42


8.       REPRESENTATIONS AND WARRANTIES..........................................................................43


9.       AFFIRMATIVE COVENANTS...................................................................................50

         (a)      Payment and Performance........................................................................50
         (b)      Payment of Expenses............................................................................50
         (c)      Instruments, Documents, Securities or Chattel Paper............................................50
         (d)      Books, Financial Statements and Reports........................................................50
         (e)      Other Information and Inspections..............................................................53
         (f)      Appraisals for Eligible Fixed Assets...........................................................54
         (g)      Notice of Material Events and Change of Address................................................54

                                TABLE OF CONTENTS
                                   (Continued)


                                                                                                                Page
                                                                                                                ----

         (h)      Maintenance of Properties......................................................................55
         (i)      Discharge of Liens.............................................................................55
         (j)      Maintenance of Existence and Qualifications....................................................55
         (k)      Payment of Trade Liabilities, Taxes, etc.......................................................55
         (l)      Insurance......................................................................................56
         (m)      Performance on Borrowers' Behalf...............................................................56
         (n)      Interest.......................................................................................56
         (o)      Compliance with Agreements and Law.............................................................56
         (p)      Environmental Matters; Environmental Reviews...................................................57
         (q)      Evidence of Compliance.........................................................................57
         (r)      Agreement to Deliver Security Documents........................................................57
         (s)      Guaranties of Newly Created or Acquired Subsidiaries...........................................57
         (t)      Compliance with Agreements.....................................................................58
         (u)      Risk Management Policies.......................................................................58
         (v)      Critical Vendor Program........................................................................58
         (w)      Retention of Financial Advisor and Commercial Finance Audits...................................58

10.      NEGATIVE COVENANTS......................................................................................59

         (a)      Indebtedness...................................................................................59
         (b)      Accounts.......................................................................................60
         (c)      Limitation on Liens............................................................................60
         (d)      Hedging Contracts..............................................................................60
         (e)      Limitation on Mergers, etc. and Issuances of Securities........................................60
         (f)      Limitation on Asset Sales......................................................................61
         (g)      Limitation on Distributions, Dividends and Redemptions.........................................61
         (h)      Limitation on New Businesses, Investments and Capital Expenditures.............................61
         (i)      Limitation on Credit Extensions................................................................62
         (j)      Transactions with Affiliates...................................................................62
         (k)      Prohibited Contracts...........................................................................62
         (l)      Modification of Certain Agreements.............................................................62
         (m)      Open Positions.................................................................................62
         (n)      Redelivery of Borrowing Base Report............................................................62
         (o)      Books and Records..............................................................................63
         (p)      Bankruptcy Cases...............................................................................63
         (q)      Cash Budget....................................................................................63
         (r)      Minimum Crude Oil Lease Volumes................................................................64
         (s)      Prepetition Indebtedness.......................................................................64

11.      EVENTS OF DEFAULT.......................................................................................64


12.      RIGHTS AND REMEDIES.....................................................................................67


13.      GUARANTY ...............................................................................................68

                                TABLE OF CONTENTS
                                   (Continued)


                                                                                                                Page
                                                                                                                ----

14.      LC AGENT................................................................................................70

         (a)      Appointment and Authority......................................................................70
         (b)      Exculpation, the LC Agent's Reliance, etc......................................................70
         (c)      Credit Decisions...............................................................................71
         (d)      Indemnification................................................................................71
         (e)      Rights as LC Participant.......................................................................71
         (f)      Sharing of Set-Offs and Other Payments.........................................................71
         (g)      Investments....................................................................................72
         (h)      Benefit of this Section........................................................................72
         (i)      Resignation....................................................................................72
         (j)      Other Lender Parties...........................................................................73

15.      ASSIGNMENTS AND PARTICIPATIONS..........................................................................73


16.      INDEMNIFICATION.........................................................................................75


17.      MISCELLANEOUS...........................................................................................76



SCHEDULES AND EXHIBITS:

SCHEDULE I                 DISCLOSURE SCHEDULE

SCHEDULE II                LC PARTICIPANT SCHEDULE

SCHEDULE III               SECURITY SCHEDULE

SCHEDULE IV                DESIGNATED CUSTOMERS



EXHIBIT A                  LETTER OF CREDIT REQUEST

EXHIBIT B                  CERTIFICATE ACCOMPANYING FINANCIAL STATEMENTS

EXHIBIT C                  BORROWING BASE REPORT

EXHIBIT D                  CASH FLOW REPORT

EXHIBIT E                  ENVIRONMENTAL COMPLIANCE CERTIFICATE

EXHIBIT F                  OPEN POSITION REPORT

EXHIBIT G                  INITIAL CASH BUDGET

                                TABLE OF CONTENTS
                                   (Continued)


EXHIBIT H                  CRITICAL VENDOR ORDER

EXHIBIT I                  WEEKLY COMPLIANCE CERTIFICATE

EXHIBIT J                  SECOND INTERIM ORDER

EXHIBIT K                  LEASE VOLUME REPORT

                              DEBTOR IN POSSESSION
                           LETTER OF CREDIT AGREEMENT


         DEBTOR-IN-POSSESSION LETTER OF CREDIT AGREEMENT, dated as of October 18, 2002 (as amended, supplemented or otherwise modified from time to time, and including all Schedules and Exhibits attached hereto, this "AGREEMENT"), among EOTT ENERGY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession ("EOTT OLP"), EOTT ENERGY CANADA LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession ("EOTT CANADA"), EOTT ENERGY LIQUIDS, L.P., a Delaware limited partnership and a debtor and debtor in possession ("EOTT LIQUIDS"), EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession ("EOTT PIPELINE" and together with EOTT Canada and EOTT Liquids, each an "ADDITIONAL OBLIGOR" and collectively, "ADDITIONAL OBLIGORS" and the Additional Obligors together with EOTT OLP on a joint and several basis, "BORROWERS"), EOTT ENERGY PARTNERS, L.P., a Delaware limited partnership and a debtor and debtor in possession ("EOTT MLP"), EOTT ENERGY GENERAL PARTNER, L.L.C. a Delaware limited liability company and a debtor and debtor in possession ("EOTT GP" and together with EOTT MLP, each a "GUARANTOR" and collectively, "GUARANTORS" and together with EOTT OLP and each of the Additional Obligors, each a "DEBTOR" and collectively, "DEBTORS"), STANDARD CHARTERED BANK, a banking institution organized and existing under the laws of England and Wales, as administrative agent for the LC Participants (as defined below) (in such capacity, the "LC AGENT" and in its individual capacity, "STANDARD CHARTERED") and as LC Issuer and Collateral Agent hereunder, and each of the banks or other lending institutions which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto or any successor or assignee thereof (each an "LC PARTICIPANT" and collectively, the "LC PARTICIPANTS").

         WHEREAS, on October 8, 2002 (the "FILING DATE"), the Debtors filed separate petitions under Chapter 11 in the Bankruptcy Court for the Southern District of Texas;

         WHEREAS, each of the Debtors intends to continue to operate its business pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

         WHEREAS, before the Filing Date, EOTT OLP, EOTT Canada, EOTT Liquids, and EOTT Pipeline (collectively, the "PREPETITION BORROWERS"), EOTT MLP and EOTT GP (collectively, the "PREPETITION GUARANTORS"), the lenders party thereto (the "PREPETITION LENDERS"), Standard Chartered as administrative agent for the Prepetition Lenders (the "PREPETITION AGENT") and letter of credit issuer thereunder (the "PREPETITION LC ISSUER"), entered into that certain Second Amended and Restated Reimbursement, Loan and Security Agreement, dated as of April 23, 2002, as amended by that certain Limited Forbearance and First Amendment, dated as of August 27, 2002 (the "FIRST AMENDMENT"), among the Prepetition Borrowers, the Prepetition Guarantors, the Prepetition Lenders, and the Prepetition Agent (as so amended, the "PREPETITION CREDIT AGREEMENT"), pursuant to which the Prepetition Lenders extended credit to the Prepetition Borrowers on the terms set forth therein;

         WHEREAS, as of the date hereof, the Prepetition Lenders under the Prepetition Credit Agreement are owed approximately $20,000,000 in revolving loan principal obligations incurred directly by the Prepetition Borrowers plus interest, fees and expenses (the "PREPETITION LOANS"), and $276,205,489.48 in reimbursement obligations relating to letters of credit issued under the Prepetition Credit Agreement (the "PREPETITION LETTERS OF CREDIT", and together with the Prepetition Loans, the "PREPETITION BANK DEBT"), the obligations of the Prepetition Borrowers in respect thereof being guaranteed by the Prepetition Guarantors;

         WHEREAS, the Borrowers have requested that Standard Chartered and the other LC Participants provide financing to the Borrowers pursuant to Sections 364(c)(1), (2) and (3) and 364(d) of the Bankruptcy Code, and enter into this Agreement pursuant to which Standard Chartered and the other LC Participants would extend to Borrower a letter of credit facility (the "DIP FACILITY") not to exceed at any one time outstanding $325,000,000 (as such amount may be reduced or terminated pursuant to this Agreement and subject to availability under the Borrowing Base), to be made available in the form of letters of credit issued from time to time by the LC Issuer at the request and for the account of Borrowers to issue Letters of Credit and to be used by the Borrowers as provided in Section 2(a)(ii)(4) in which Letters of Credit and Borrowers' reimbursement obligations thereunder the LC Participants would participate;

         WHEREAS, the LC Participants have indicated their willingness to agree to extend such credit to the Borrowers, all on the terms and conditions set forth herein and in the other Credit Documents and in accordance with Sections 364(c)(1), (2) and (3) and 364(d) of the Bankruptcy Code, so long as:

         (a) such postpetition credit obligations are (i) secured by Liens on all of the property and interest, real and personal, tangible and intangible, of the Debtors whether now owned or hereafter acquired, subject in priority only to certain Liens and the Carve Out as hereinafter provided and (ii) given superpriority status as provided in the Orders; and

         (b) the Prepetition Lenders receive certain adequate protection for the Debtors' use, sale or lease of collateral, including the Borrowers' use of cash collateral, and the priming of the prepetition Liens securing the obligations of the Borrowers in respect of the Prepetition Credit Agreement;

         WHEREAS, the Borrowers have agreed to provide such collateral, superpriority claims and adequate protection subject to the approval of the Bankruptcy Court;

         WHEREAS, each of the Guarantors will derive substantial direct and indirect benefit from the credit made available by the LC Participants to the Borrowers; and

         WHEREAS, the Guarantors are willing to guarantee the reimbursement and other obligations of Borrowers hereunder;

         NOW, THEREFORE, in consideration of these premises and the mutual undertakings set forth herein, the parties hereto hereby agree as follows:

1. DEFINITIONS AND RULES OF INTERPRETATION. As used in this Agreement, all terms used herein which are defined in Article 1 or Article 9 of the UCC (as in effect from time to time) shall have the meanings set forth therein unless otherwise defined in this Agreement, and all references to the plural herein shall also mean the singular. As used in this Agreement, each of the following terms has the meaning given to such term in this Section 1 or in the Sections and subsections referred to below:

         "ACCEPTABLE ISSUER" means any national or state bank or trust company which is organized under the laws of the United States of America or any state thereof, or any branch licensed to operate under the laws of the United States of America or any state thereof which is a branch of a bank organized under any country which is a member of the Organization for Economic Cooperation and Development, in each case which has capital, surplus and undivided profits of at least $500,000,000 and whose commercial paper is rated at least P-1 by Moody's or A-1 by S&P.

         "ACCOUNT" has the meaning given that term in the UCC.

         "ACCOUNT DEBTOR" means any Person who is or who may become obligated under, with respect to, or on account of, an Account.

         "ADDITIONAL GUARANTOR" has the meaning set forth in Section 12(b).

         "ADMINISTRATIVE AGENTS" means the Term Lender Agent and the LC Agent.

         "AFFILIATE" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGREED ADMINISTRATIVE EXPENSES" means (i) amounts payable pursuant to 28 U.S.C. Section 1930(a)(6) and (ii) Priority Professional Expenses.

         "AGREEMENT" has the meaning set forth in the preamble.

         "ALTERNATE BASE RATE" means the higher of (A) the variable per annum rate of interest so designated from time to time by the LC Agent as its "base rate" and (B) the Federal Funds Rate, plus one-half percent (0.5%) per annum, in each case, plus three percent (3%) per annum. The "base rate" is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer of the LC Agent. Changes in the Alternate Base Rate resulting from changes in the "base rate" shall take place immediately without notice or demand of any kind.

         "APPLICABLE LENDING OFFICE" means with respect to any LC Participant, the office of such LC Participant specified as its "Applicable Lending Office" in the LC Participant Schedule, or such other office as such LC Participant may from time to time specify to the Borrower Representative and the LC Agent and, with respect to the LC Agent, the office, branch or agency through which it administers this Agreement.

         "APPLICABLE MARGIN" means the applicable margin set forth below that corresponds to the Average Daily Maximum Drawing Amount as determined on the last business day of each month:


                                                        APPLICABLE MARGIN FOR
             AVERAGE DAILY MAXIMUM                        LETTERS OF  CREDIT
                 DRAWING AMOUNT                              (PER ANNUM)
             ---------------------                    --------------------------

     Less than or equal to $325,000,000 but                     2.75%
     greater than $250,000,000

     Less than or equal to $250,000,000 but                     2.50%
     greater than $200,000,000

     Less than or equal to $200,000,000                         2.25%

         "APPRAISED VALUE OF ELIGIBLE FIXED ASSETS" means the value of Eligible Fixed Assets on an orderly liquidation basis as calculated by an independent appraiser selected by the LC Agent utilizing methodologies satisfactory to the LC Agent. On the Closing Date, the aggregate Appraised Value of Eligible Fixed Assets (i.e., those assets which are specifically identified as "Eligible Fixed Assets" in the definition thereof) will be at least $206,000,000.

         "AVERAGE DAILY MAXIMUM DRAWING AMOUNT" means, for any Letter of Credit for any month, the quotient of (i) the sum of the Maximum Drawing Amount for such Letter of Credit as it exists at 5:00 p.m., New York time, for each day of such month divided by (ii) the total number of days in such month.

         "AVOIDANCE ACTIONS" means avoidance actions of the Borrowers under Chapter 5 or Section 724(a) of the Bankruptcy Code (or proceeds thereof).

         "BANKRUPTCY CODE" means Title 11, United States Code.

         "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division.

         "BARREL REPORT" means a report in the form delivered to the Administrative Agents from time to time setting forth the aggregate crude oil purchases and cancellations from top twenty-five (25) leaseholders identified therein for any given week, with such supporting information in detail as may from time to time be prescribed by the LC Agent, duly completed and certified by an authorized officer of EOTT Energy.

         "BENEFICIARY" means any beneficiary identified in any Letter of Credit issued hereunder.

         "BONDHOLDERS" means those parties holding interests in the EOTT MLP Senior Notes issued pursuant to the EOTT MLP Supplemental Indenture.

         "BONDHOLDER'S COMMITTEE" means a committee of Bondholders, if any, appointed to the Cases.

         "BORROWER EXPENSES" means any and all sums, costs and expenses incurred in connection with the preparation and negotiation of this Agreement, the other Credit Documents and any related agreements or instruments, together with any amendments or supplements hereto or thereto, or in defending, protecting or enforcing the security interest granted herein or in defending, collecting or attempting to collect the Obligations, including, without limitation, all search, filing and recording fees, taxes, attorneys' fees, legal expenses, all expenses of KPMG, all expenses for appraisals conducted in order to calculate the Appraised Value of Eligible Fixed Assets, all fees and expenses for the service and filing of papers, marshals, sheriffs, custodians, auctioneers and others and all court costs and collection charges, with interest thereon, from the date of demand until paid at the Alternate Base Rate.

         "BORROWERS" has the meaning set forth in the preamble.

         "BORROWER REPRESENTATIVE" means, for purposes of making Letter of Credit Requests to the LC Agent, receiving Letters of Credit from the LC Issuer, and otherwise communicating with the LC Agent on behalf of the Borrowers, and taking any action required under this Agreement on behalf of the Borrowers (and all of the Borrowers shall be bound thereby), including consent to and any modifications, amendments or supplements to this Agreement or related documents, EOTT OLP.

         "BORROWING BASE" means the remainder of (i) minus the sum of (ii),
         (iii), (iv) and (v) below as of the date of determination (without duplication):

         (i)      the sum of the following as of the date of determination:

                  (A)      100% of Eligible Cash Equivalents; plus

                  (B)      90% of Tier I Eligible Receivables; plus

                  (C)      85% of Tier II Eligible Receivables; plus

                  (D)      90% of Tier I Eligible Crude/Product/Liquid
                           Deliveries; plus

                  (E) 85% of Tier II Eligible Crude/Product/Liquid Deliveries; plus

                  (F) 80% of the Appraised Value of Eligible Fixed Assets, but in no event to exceed $165,000,000; plus

                  (G)      90% of NYMEX Hedged Eligible Inventory; plus

                  (H)      80% of Other Hedged Eligible Inventory; plus

                  (I)      80% of the Market Value of Unhedged Eligible
                           Inventory; plus

                  (J)      80% of Eligible Margin Deposits; plus

                  (K)      80% of all Undrawn Product Purchase Letters of
                           Credit;

         (ii)     minus the following as of the date of determination:

                  (A)      100% of First Purchase Crude Payables; plus

                  (B)      100% of Other Priority Claims; plus

                  (C) 110% of the aggregate net amounts payable by each Borrower under all Hedging Contracts to which it is a party; plus

                  (D) The amount of any setoff or contra account to any Eligible Receivable that could arise from an obligation of any Borrower to sell or purchase crude oil in any future month to the extent not otherwise reflected as a reduction of Eligible Receivables, such amount to be determined on an early termination or mark to market basis;

         (iii) minus the principal amount of loans outstanding and any accrued and unpaid fees and expenses under the Lehman DIP Credit Agreement;

         (iv) minus all outstanding amounts under the SCTSC Purchase Agreements, including all accrued and unpaid fees and expenses thereunder;

         (v) minus the Carve Out;

         provided, however, that (a) any assets of the Borrowers that are subject to a successful Lien challenge (with respect to any of the Liens granted under the Prepetition Credit Agreement, this Agreement or the SCTSC Purchase Agreements) shall be excluded from the Borrowing Base and (b) the reference to the Receivables Purchase Agreement in item (iv) shall not be construed as a characterization of the transactions thereunder as loans and not true sales.

         "BUSINESS DAY" means any day, other than a Saturday, Sunday or day which shall be in the State of New York a legal holiday or day on which banking institutions are required or authorized to close.

         "CAPITAL EXPENDITURES" means for any period, Consolidated expenditures (including the aggregate amount of Capital Lease obligations incurred during such period) made by EOTT MLP and its Consolidated Subsidiaries to acquire or construct fixed assets, plant or equipment (including renewals, improvements or replacements, but excluding repairs) during such period and which, in accordance with GAAP, are classified as capital expenditures.

         "CAPITAL LEASE" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "CARVE OUT" means, at any time of determination, the sum of (i) allowed administrative expenses payable pursuant to 28 U.S.C. Section 1930(a)(6) and (ii) Priority Professional Expenses incurred on and after the Filing Date.

         "CASES" means, collectively, the Debtors' reorganization cases under Chapter 11 of the Bankruptcy Code, pending in the Bankruptcy Court (Chapter 11 Case No. 02-21730.

         "CASH BUDGET" has the meaning set forth in Section 8(w).

         "CASH EQUIVALENTS" means Investments in:

                  (i) marketable obligations, maturing within 12 months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America;

                  (ii) demand deposits and time deposits (including certificates of deposit) maturing within 12 months from the date of deposit thereof, (A) with any office of any LC Participant or (B) with a domestic office of any national or state bank or trust company which is organized under the Laws of the United States of America or any state therein, which has capital, surplus and undivided profits of at least $500,000,000 and whose long-term certificates of deposit are rated at least Aa3 by Moody's or AA- by S&P;

                  (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in subsection (i) above entered into with
                           (A) any LC Participant or (B) any other commercial bank meeting the specifications of subsection (ii) above;

                  (iv) commercial paper, other than commercial paper issued by any Debtor or its Affiliates, maturing within 180 days after acquisition thereof and having a rating of at least P-1 by Moody's or A-1 by S&P; and

                  (v) money market or other mutual funds substantially all of whose assets comprise securities of the types described in subsections (i) through (iv) above.

         "CASH FLOW REPORT" means a report prepared each Business Day by the Borrower Representative reflecting on such day EOTT MLP's and its Subsidiaries' cash flows for the current month, on an actual (historical) and projected (forecast) basis, substantially in the form of Exhibit D hereto.

         "CASH WATERFALL" has the meaning set forth in the Intercreditor Agreement.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System List of the Environmental Protection Agency.

         "CHANGE IN CONTROL" means the occurrence of any of the following events: (i) Any of Steve Myers, Dana Gibbs and Susan Ralph, shall cease for any reason not reasonably acceptable to the LC Agent to serve as an executive officer of EOTT MLP (unless any such officer shall have ceased to serve as a result of death, disability, termination for cause as determined by the EOTT MLP Board of Directors or other reason Currently Approved by the LC Agent) and such individual has not been replaced by Persons reasonably acceptable to the LC Agent within a reasonable period of time, and (ii) any Person or Group shall be the legal and beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 50% or more of the combined voting power of the then total partnership interests (including all securities that are convertible into partnership interests) of EOTT MLP.

         "CLOSING DATE" means the date agreed to by the Borrower Representative and the LC Agent for the initial Extensions of Credit under this Agreement, which date shall occur promptly after entry by the Bankruptcy Court of the Second Interim Order and must be a Business Day occurring no later than October 18, 2002, but not before all of the conditions precedent in this Agreement for such Extension of Credit have been satisfied.

         "COLLATERAL" has the meaning set forth in the Intercreditor Agreement.

         "COLLATERAL AGENT" means Standard Chartered, acting as collateral agent on behalf of the LC Issuer, the LC Participants, SCTSC, the Term Lenders and the Administrative Agents in accordance with the Intercreditor Agreement.

         "COMMITMENT FEE RATE" means one-half percent (0.5%) per annum.

         "COMMITMENT PERIOD" means the period from and including the Closing Date until the Termination Declaration Date.

         "CONSOLIDATED" means the consolidation of any Person, in accordance with GAAP, with its properly consolidated Subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated Subsidiaries.

         "CONTROL AGREEMENT" has the meaning set forth in the Intercreditor Agreement.

         "CREDIT DOCUMENTS" means, collectively (i) the SCTSC Purchase Agreements and each and every other agreement, document, certificate or instrument between SCTSC and any Debtor or otherwise made, executed or delivered by any Debtor for the benefit of SCTSC Party that is entered into or delivered on or after the date hereof, (ii) this Agreement, the Letters of Credit, the Letter of Credit Requests, and each and every other agreement, document, certificate or instrument between any Lender Party, and any Debtor or otherwise for the benefit of any Lender Party that is entered into or delivered on or after the date hereof, (iii) the Orders, and
         (iv) the Security Documents.

         "CREDITORS' COMMITTEE" means the official unsecured creditors' committee, if any, appointed to the Cases.

         "CRITICAL VENDOR ORDER" means the Order for Authority to Pay and Honor Prepetition Obligations to Critical Customers and Vendors including Crude Suppliers and Purchasers entered by the Bankruptcy Court attached hereto as Exhibit H.

         "CRUDE OIL PURCHASE AGREEMENT" means, that certain Amended and Restated Commodities Repurchase Agreement, dated as of the date hereof, by and among SCTSC and EOTT OLP (as amended, amended and restated, supplemented or otherwise modified from time to time).

         "CURRENTLY APPROVED BY THE LC AGENT" means such Person (including a limit on the maximum credit exposure to any such Person), storage location, pipeline, form of letter of credit, event, action, policy, or other matter, as the case may be, as reflected in the most recent written notice given by the LC Agent to the Borrower Representative as being approved. Each such written notice will supersede and revoke each prior notice. The LC Agent will give or withhold its approval in accordance with the same general standards it applied under the Prepetition Credit Agreement.

         "DEBT RATING" means, with respect to a Person, the rating then in effect by a Rating Agency for the long term senior unsecured non-credit enhanced debt of such Person.

         "DEBTOR" has the meaning set forth in the preamble.

         "DEFAULT" means any Event of Default and any default, event or condition that would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

         "DEFAULT RATE" means a rate per annum equal to (a) in the case of fees on any Letters of Credit, the rate that otherwise would be applicable to such fees plus 2% per annum; and (b) in the case of any other monetary Obligations, the Alternate Base Rate plus 2% per annum.

         "DESIGNATED ASSETS" means the following assets: (i) MTBE, (ii) the Mont Belvieu Storage Facility and Grid in Chambers, Harris and Galveston Counties, Texas and (iii) the gas processing, storage and transportation facilities at Tupman, Kern County, California.

         "DIP FACILITY" has the meaning set forth in the fifth recital.

         "DIP FACILITY USAGE" means, at the time in question, the aggregate amount of DIP LC Obligations outstanding at such time.

         "DIP LC OBLIGATIONS" means at the time in question, the sum of all Matured DIP LC Obligations, plus the maximum amounts LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.

         "DIP MAXIMUM COMMITMENT" means, upon entry of the Second Interim Order, an aggregate outstanding principal amount not to exceed $325,000,000.

         "DISCLOSURE SCHEDULE" means Schedule I hereto.

         "ELIGIBLE ASSIGNEE" means (i) a commercial bank organized under the laws of the United States, or any state thereof or (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country provided, that such bank is acting through a branch or agency in the United States, and, in the case of each of (i) and (ii), having combined capital, surplus and undivided profits of at least $100,000,000; or (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of an LC Participant, (B) a Subsidiary of a Person of which an LC Participant is a Subsidiary, or (C) a Person of which an LC Participant is a Subsidiary, or (iv) any other commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) acceptable to the LC Agent and, unless there shall have occurred and be continuing a Default, the Borrower Representative, such acceptance not to be unreasonably withheld or delayed.

         "ELIGIBLE CASH EQUIVALENTS" means Cash Equivalents in which any Borrower has lawful and absolute title, which are free from any express or implied at law Lien, trust or other beneficial interest, in which the Collateral Agent holds a fully perfected first-priority security interest prior to the rights of, and enforceable as such against, any other Persons pursuant to a Control Agreement.

         "ELIGIBLE CRUDE/PRODUCT/LIQUID DELIVERIES" means at the time of any determination thereof (and without duplication), each Account representing an amount that will be, as reasonably determined in good faith by the Borrower Representative, an Account of any Borrower with respect to sales and deliveries of crude oil, refined petroleum products or NGLs made or committed to be made in each case under a firm written purchase and sale agreement but for which a Borrower has not yet issued an invoice to the purchaser, and as to which the following requirements have been fulfilled to the reasonable satisfaction of the LC Agent:

         (i)      such Borrower has lawful and absolute title to such Account;

         (ii) such Account is a valid, legally enforceable obligation of an Account Debtor payable in United States or Canadian dollars, arising from the sale and delivery of crude oil, refined petroleum products or NGLs to such Person in the United States of America and/or Canada in the ordinary course of business of such Borrower, to the extent of the volumes of crude oil, refined petroleum products or NGLs delivered to such Person prior to the date of determination;

         (iii) there has been excluded from such Account (i) any portion that is subject to any dispute, rejection, loss, non-conformance, counterclaim, offset, deduction or other claim or defense on the part of any Account Debtor or to any claim on the part of any Account Debtor denying liability under such Account, (ii) the amount of any account payable or other liability owed by such Borrower to the Account Debtor on such Account, whether or not a specific netting agreement may exist, excluding, however, any portion of any such account payable or other liability which is at the time in question covered by a Letter of Credit, limited to the total amount of such Account and
                  (iii) the amount of any tax liability owed by such Borrower to any governmental authority with respect to collections on such Account;

         (iv) such Borrower has the full and unqualified right to assign and grant a security interest in such Account to the Collateral Agent as security for the Obligations;

         (v) such Account (A) represents the uninvoiced amount in respect of volumes of crude oil, refined petroleum products or NGLs, title to which was or will be assigned or otherwise transferred by such Borrower during the month of determination or the month immediately preceding or immediately following the month of determination, (B) is governed by an enforceable purchase and sale agreement and (C) and is not evidenced by any promissory note or other instrument;

         (vi) such Account is not subject to any Lien in favor of any Person and is subject to a fully perfected first-priority security interest in favor of the Collateral Agent pursuant to the Credit Documents, prior to the rights of, and enforceable as such against, any other Person except for a Lien in respect of First Purchase Crude Payables;

         (vii) such Account will be due not more than 30 days following the last day of the calendar month in which such Borrower's invoice will be submitted;

         (viii) such Account is not payable by an Account Debtor with more than twenty percent (20%) of its Accounts to the Borrowers that are outstanding more than 60 days from the invoice date;

         (ix) the Account Debtor in respect of such Account (i) is located, is conducting significant business or has significant assets in the United States of America and/or Canada, (ii) is a Person Currently Approved by the LC Agent, (iii) is not an Affiliate of Borrower, (iv) is not the subject of any event of the type described in Section 11(h) and (v) has established a credit limit with such Borrower in an amount Currently Approved by the LC Agent;

         (x) the Account Debtor in respect of such Account is not a governmental authority, domestic or foreign; and

         (xi) such Account is not the obligation of an Account Debtor as to which the LC Agent determines in its reasonable discretion that there is a legitimate concern over the timing or collection of such obligation.

         "ELIGIBLE FIXED ASSETS" means assets of any Borrower that (i) are included in Property, Plant and Equipment as reflected in the most current Consolidated balance sheet of EOTT MLP and its Subsidiaries,
         (ii) are subject to a fully perfected first-priority security interest (subject only to Permitted Liens) in favor of the Collateral Agent pursuant to the Security Documents and the Orders prior to the rights of, and enforceable as such against, any other Person and (iii) have been appraised by an independent appraiser selected by the LC Agent. At the Closing Date hereof, Eligible Fixed Assets will include only the assets known as (i) MTBE, (ii) the Mont Belvieu storage facility and grid in Chambers, Harris and Galveston Counties, Texas, (iii) the Mississippi/Alabama pipeline system and related Mobile terminal, (iv) the Kansas pipelines, (v) the Oklahoma pipelines and (vi) the Rockies pipelines (which comprise of assets located in the states of Colorado, North Dakota, South Dakota, Wyoming, Montana and Nebraska), to the extent that such assets are subject to a first-priority security interest (subject only to Permitted Liens) in favor of the Collateral Agent, provided, that if the first priority perfected security interest of the Collateral Agent on any asset which otherwise satisfies the criteria of an Eligible Fixed Asset shall be successfully challenged by any Person, such asset shall be excluded as an Eligible Fixed Asset.

         "ELIGIBLE INVENTORY" means inventories of crude oil or NGLs in which any Borrower has lawful and absolute title (or which are owned by SCTSC pursuant to the Crude Oil Purchase Agreement), which are (i) not subject to any Lien in favor of any Person (other than Permitted Inventory Liens), (ii) subject to a fully perfected first-priority security interest (subject only to Permitted Inventory Liens) in favor of the Collateral Agent pursuant to the Credit Documents securing all the Obligations prior to the rights of, and enforceable as such against, any other Person, (iii) located in storage locations (including pipelines) that are either (A) owned by a Debtor or (B) Currently Approved by the LC Agent and (iv) otherwise satisfactory to the LC Agent in its sole discretion in terms of quality, quantity and such other matters as the LC Agent deems relevant, minus, the amount of any Permitted Inventory Lien on any such inventory. For the avoidance of doubt, inventories included in Eligible Crude/Product/Liquid Deliveries are excluded from Eligible Inventory.

         "ELIGIBLE MARGIN DEPOSIT" means the net equity value of investments by any Borrower in margin deposit accounts with commodities brokers Currently Approved by the LC Agent on nationally recognized exchanges subject to a perfected first-priority security interest in favor of the Collateral Agent and a three-party agreement among Borrower, the Collateral Agent and the depository institution, in form and substance satisfactory to the Collateral Agent.

         "ELIGIBLE RECEIVABLES" means at the time of any determination thereof (and without duplication), each Account with respect to sales and deliveries by any Borrower of crude oil or NGLs, and as to which the following requirements have been fulfilled to the reasonable satisfaction of the LC Agent:

         (i) such Borrower, or SCTSC pursuant to the Receivables Purchase Agreement, has lawful and absolute title to such Account;

         (ii) such Account is a valid, legally enforceable obligation of an Account Debtor payable in United States or Canadian dollars, arising from the sale and delivery of crude oil or NGLs to such Person in the United States of America in the ordinary course of business of such Borrower, to the extent of the volumes of crude oil or NGLs delivered to such Person prior to the date of determination;

         (iii) there has been excluded from such Account (i) any portion that is subject to any dispute, rejection, loss, non-conformance, counterclaim, offset, deduction or other claim or defense on the part of any Account Debtor or to any claim on the part of any Account Debtor denying liability under such Account, (ii) the amount of any account payable or other liability owed by such Borrower to the Account Debtor on such Account, whether or not a specific netting agreement may exist, excluding, however, any portion of any such account payable or other liability which is at the time in question covered by a Letter of Credit and (iii) the amount of any tax liability owed by such Borrower to any governmental authority with respect to collections on such Account;

         (iv) such Borrower has the full and unqualified right to assign and grant a security interest in such Account to the Collateral Agent as security for the Obligations;

         (v) such Account is evidenced by an invoice rendered to the Account Debtor, is governed by a purchase and sale agreement, exchange agreement or other written agreement and is not evidenced by any promissory note or other instrument;

         (vi) such Account is not subject to any Lien in favor of any Person and is subject to a fully perfected first-priority security interest in favor of the Collateral Agent pursuant to the Credit Documents, prior to the rights of, and enforceable as such against, any other Person except for a Lien in respect of First Purchase Crude Payables;

         (vii) such Account is due not more than 30 days following the last day of the calendar month in which the crude oil or NGLs delivery occurred and is not more than 30 days past due (except that any Account or group of Accounts of a single Account Debtor, in either case in excess of $500,000 shall be excluded from Eligible Receivables if not paid within five days after the original invoice due date);

         (viii) such Account is not payable by an Account Debtor with more than twenty percent (20%) of its Accounts to any Borrower that are outstanding more than 60 days from the invoice date;

         (ix) the Account Debtor in respect of such Account (i) is located, is conducting significant business or has significant assets in the United States of America and/or Canada, (ii) is a Person Currently Approved by the LC Agent, (ii) is not an Affiliate of Borrower, (iii) is not the subject of any event of the type described in

                  Section 11(h) and (iv) has established a credit limit with a Borrower in an amount Currently Approved by the LC Agent;

         (x) the Account Debtor in respect of such Account is not a governmental authority, domestic or foreign; and

         (xi) such Account is not the obligation of an Account Debtor as to which the LC Agent determines in its reasonable discretion that there is a legitimate concern over the timing or collection of such obligation.

         "EMPLOYEE TRANSITION AGREEMENT" means that certain employee transition agreement, dated as of October 7, 2002, by and among the EOTT Parties and the Enron Parties.

         "ENRON" means Enron Corp., an Oregon corporation and debtor-in-possession in the Enron Bankruptcy Proceedings.

         "ENRON BANKRUPTCY PROCEEDINGS" means the actions under the petitions for relief filed by Enron and certain of its Affiliates under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, In re Enron Corp., et al, jointly administered under Case No. 01-16034.

         "ENRON PARTIES" means Enron, Enron Energy Services, Inc. a Delaware corporation and a debtor in possession, Enron North America Corp., a Delaware corporation and debtor in possession, Enron Pipeline Services Company, a Delaware corporation, EGP Fuels Company, a Delaware corporation, and Enron Gas Liquids, Inc., a Delaware corporation and a debtor and a debtor in possession.

         "ENRON SETTLEMENT AGREEMENT" means the settlement agreement, dated as of October 7, 2002, by and among the EOTT Parties and the Enron Parties settling, among other things, certain claims owed by each of the EOTT Parties to the Enron Parties.

         "ENVIRONMENTAL LAWS" means any and all laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or chemicals or industrial, toxic or hazardous substances or wastes.

         "EOTT CANADA" has the meaning set forth in the preamble.

         "EOTT ENERGY" means EOTT Energy Corp., a Delaware corporation.

         "EOTT FINANCE CORP." means EOTT Energy Finance Corp., a Delaware corporation and a debtor and a debtor in possession.

         "EOTT GP" has the meaning set forth in the preamble.

         "EOTT LIQUIDS" has the meaning set forth in the preamble.

         "EOTT MLP" has the meaning set forth in the preamble.

         "EOTT MLP SENIOR NOTES" means EOTT MLP's $235,000,000, in original aggregate principal amount, of 11% Senior Notes due 2009.

         "EOTT MLP SENIOR NOTES INDENTURE" means the Indenture, dated October 1, 1999, among EOTT MLP, EOTT Finance Corp., a Delaware corporation ("EOTT FINANCE CORP."), EOTT OLP, EOTT Pipeline, EOTT Canada and the Bank of New York, as supplemented by the EOTT MLP Supplemental Indenture.

         "EOTT MLP SUPPLEMENTAL INDENTURE" means the First Supplemental Indenture, dated October 1, 1999, among EOTT MLP, EOTT Finance Corp., EOTT OLP, EOTT Pipeline, EOTT Canada and The Bank of New York.

         "EOTT PARTIES" means the Borrowers, the Guarantors and EOTT Energy.

         "EOTT TERMINAL" means any storage terminal, tankage or facility owned by any Borrower.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "ERISA AFFILIATE" means each Debtor and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with such Debtor, are treated as a single employer under Section 414 of the Tax Code.

         "ERISA PLAN" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Debtor has a fixed or contingent Liability.

         "EVENT OF DEFAULT" shall mean the occurrence of any event described in
         Section 11 of this Agreement.

         "EXTENSION OF CREDIT" means (i) the issuance of a Letter of Credit or the amendment of any Letter of Credit having the effect of extending the stated termination date thereof or increasing the maximum amount available to be drawn thereunder or (ii) the funding of the participation in an unpaid Matured DIP LC Obligation. The initial Extensions of Credit shall occur on the Closing Date with the conversion of the Prepetition Letters of Credit to the Letters of Credit hereunder pursuant to Section 2(a)(i).

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal

         Reserve Bank of New York on the Business Day next succeeding such day; provided, however, that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to the LC Agent on such day on such transactions as determined by the LC Agent.

         "FINAL ORDER" means a final order of the Bankruptcy Court in the Cases authorizing and approving this Agreement and the other Credit Documents under Sections 364(c) and (d) of the Bankruptcy Code and entered at a final hearing, in form and substance satisfactory to the Administrative Agents. The Final Order shall, among other things, provide the same Superpriority Claims and superpriority Lien status as the Second Interim Order.

         "FIRST INTERIM ORDER" means the first interim DIP financing order of the Bankruptcy Court in the Cases authorizing and approving this Agreement and the other Credit Documents under Sections 364(c) and (d) of the Bankruptcy Code and entered at the first interim hearing on October 9, 2002.

         "FIRST PURCHASE CRUDE PAYABLES" means the unpaid amount of any payable obligation related to the purchase of crude oil by any Borrower that the LC Agent determines will be secured by a statutory Lien, including but not limited to the statutory Liens, if any, created under the laws of Alabama, Arkansas, California, Colorado, Kansas, Louisiana, Mississippi, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas or any other state to the extent such payable obligation is not at the time in question covered by a Letter of Credit.

         "FISCAL QUARTER" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

         "FISCAL YEAR" means a twelve-month period ending on December 31 of any year.

         "FIXED PRICE CONTRACT" means a purchase or sale contract for crude oil, refined petroleum products or NGLs where the price has been fixed.

         "GAAP" means those generally accepted accounting principles and practices recognized as such by the Financial Accounting Standards Board (or any generally recognized successor).

         "GUARANTORS" has the meaning set forth in the preamble.

         "HAZARDOUS MATERIALS" means any substances regulated under any Environmental Law, whether as pollutants, contaminants or chemicals, as industrial, toxic or hazardous substances or wastes or otherwise.

         "HEDGING CONTRACT" means (i) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds or indexes based on any of the foregoing,

         (ii) any option, futures or forward contract traded on an exchange and
         (iii) any other derivative agreement or other similar agreement or arrangement, excluding in the case of subsection (i), (ii) and (iii), for purposes of Section 10(d) only, any such agreement or contract covering crude oil, refined oil products or NGLs that is entered into by a Borrower (A) in the ordinary course of business, (B) in accordance with the then effective Risk Management Policies and (C) not for speculative purposes.

         "HIGHEST LAWFUL RATE" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate or of any interest rate determined by reference to the Highest Lawful Rate shall be made separately for each Lender Party as appropriate to assure that the Credit Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

         "INDEBTEDNESS" of any Person means its Liabilities (without duplication) in any of the following categories:

         (i)      Liabilities for borrowed money,

         (ii) Liabilities constituting an obligation to pay the deferred purchase price of property or services,

         (iii) Liabilities evidenced by a bond, debenture, note or similar instrument,

         (iv) Liabilities that would be required under GAAP to be shown on such Person's balance sheet as a liability,

         (v) Liabilities arising under Hedging Contracts (on a net basis to the extent netting is provided for in the applicable Hedging Contract),

         (vi)     Liabilities constituting principal under Capital Leases,

         (vii) Liabilities arising under conditional sales or other title retention agreements,

         (viii) Liabilities owing under direct or indirect guaranties of Liabilities of any other Person or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Liabilities of any other Person (such as obligations under working capital maintenance agreements, agreements to keep-well or agreements to purchase Liabilities, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection,

         (ix) Liabilities consisting of an obligation to purchase or redeem commodities, securities or other property, if such Liabilities arise out of or in connection with the sale or issuance of the same or similar commodities, securities or property (for example, repurchase agreements, mandatorily redeemable preferred stock and sale/leaseback agreements),

         (x) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor,

         (xi)     Liabilities with respect to banker's acceptances or

         (xii) Liabilities with respect to obligations to deliver goods or services in consideration of advance payments therefor;

         provided, however, that the "INDEBTEDNESS" of any Person shall not include Liabilities that were incurred in the ordinary course of business by such Person on ordinary trade terms to vendors, suppliers or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 120 days after the date the respective goods are delivered or the respective services are rendered, other than Liabilities contested in good faith by appropriate proceedings, if required, and for which adequate reserves are maintained on the books of such Person in accordance with GAAP.

         "INELIGIBLE PROFESSIONAL EXPENSES" means fees or expenses incurred by any Person, including professionals retained by the Borrowers, the Guarantors, the Creditors' Committee or any Bondholder's Committee, in
         (A) preventing, hindering or delaying the LC Participants', the LC Agent's or the Collateral Agent's enforcement or realization upon any of the Collateral once the Termination Declaration Date has occurred,
         (B) using cash collateral or selling any other Collateral without the consent of the Administrative Agents (except to the extent permitted by this Agreement), (C) incurring Indebtedness without the consent of the Administrative Agents (except to the extent permitted by this Agreement) and (D) objecting to or contesting in any manner, or in raising any defenses to, the validity, extent, perfection, priority or enforceability of the Prepetition Bank Debt or the Obligations or any mortgages, liens or security interests with respect thereto or any other rights or interests of the LC Issuer, the LC Participants, SCTSC, the Term Lenders, the Administrative Agents or the Collateral Agent, or in asserting any claims or causes of action, including, without limitation, Avoidance Actions or equitable subordination claims against the LC Issuer, the LC Participants, SCTSC, the Term Lenders, the Administrative Agents or the Collateral Agent. The term does not include fees or expenses incurred for investigation by the Borrowers or the Guarantors (or an authorized substitute for the Borrowers or the Guarantors if the Borrowers or the Guarantors are for some reason unable to conduct an investigation) of claims, causes of action or theories for litigation regarding (a) the validity, enforceability, perfection or priority of the prepetition liens in the prepetition collateral, (b) the validity, allowability, priority, status or amount of the prepetition indebtedness, within 30 days following the Filing Date or (c) the validity and enforceability of the SCTSC Purchase Agreements (provided, that the expenses incurred for such investigation shall not exceed $75,000).

         "INITIAL CASH BUDGET" has the meaning set forth in Section 8(w).

         "INITIAL FINANCIAL STATEMENTS" means the unaudited Consolidated balance sheet of EOTT MLP and its Subsidiaries as of August 31, 2002 and the related Consolidated statement of operations, cash flows and partners' capital for the month ended August 31, 2002.

         "INTERCREDITOR AGREEMENT" means the Intercreditor and Security Agreement, dated as of the date hereof, among the Borrowers, the Guarantors, the LC Agent, the LC Participants, SCTSC, the Term Lender Agent, the Term Lenders and the Collateral Agent, as amended, amended and restated, supplemented, or otherwise modified in accordance with
         Section 10(l).

         "INVESTMENT" means any investment made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property or by any other means.

         "KPMG" means KPMG L.L.P., acting as financial advisor to the LC Agent's Special Counsel.

         "LAW" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

         "LC AGENT" has the meaning set forth in the preamble.

         "LC AGENT'S SPECIAL COUNSEL" means Lovells and Bingham McCutchen LLP or such other counsel as may be approved by the LC Agent.

         "LC COLLATERAL" has the meaning set forth in Section 2(e)(i).

         "LC CONDITIONS" has the meaning set forth in Section 2(i).

         "LC ISSUER" means Standard Chartered, in its capacity as an issuer of Letters of Credit hereunder, its successors in such capacity and any other LC Participant appointed by the LC Agent as an LC Issuer hereunder in place of or in addition to Standard Chartered; provided, however, such appointment shall have been approved by the Majority LC Participants.

         "LC PARTICIPANT SCHEDULE" means Schedule II hereto.

         "LC PARTICIPANTS" means each signatory hereto (other than any Debtor that is a party hereto), including Standard Chartered, in its capacity as an LC Participant hereunder rather than as the LC Agent, LC Issuer or Collateral Agent, and the successors of each such party.

         "LEHMAN DIP CREDIT AGREEMENT" means the Debtor In Possession Term Loan Agreement, dated as of the date hereof, among the Borrowers, the Guarantors, the Term

         Lenders and the Term Lender Agent, as amended, amended and restated, supplemented, or otherwise modified from time to time pursuant to which the lenders thereunder will make available to the Borrowers an aggregate principal amount of $75,000,000.00.

         "LENDER PARTIES" means the LC Agent, the LC Issuer, all LC Participants and SCTSC.

         "LETTER OF CREDIT" means any letter of credit issued by the LC Issuer hereunder at the application of the Borrower Representative.

         "LETTER OF CREDIT FEE" means with respect to each Letter of Credit for each month or a portion thereof while such Letter of Credit remains outstanding, a fee equal to the product of (i) the Applicable Margin for Letters of Credit and (ii) the Average Daily Maximum Drawing Amount thereof.

         "LETTER OF CREDIT REQUEST" means a request in the form and substance of Exhibit A or substantially in such form as the LC Issuer may from time to time prescribe delivered by the Borrower Representative to the LC Issuer in accordance with the provisions of this Agreement.

         "LIABILITIES" means, as to any Person, all Indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

         "LIEN" means, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to it or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows such creditor to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset that arises without agreement in the ordinary course of business. "LIEN" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities) or any other arrangement or action that would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made or such arrangement or action is undertaken before or after such Lien exists.

         "MAJORITY LC PARTICIPANTS" means LC Participants whose aggregate Percentage Shares equal or exceed sixty-six and two-thirds percent (66-2/3%).

         "MARKET PRICE" means, on each day, a spot price for the inventory of crude oil or NGLs being valued, determined by published prices and methodology as Currently Approved by the LC Agent at the time of determination.

         "MARKET VALUE OF UNHEDGED ELIGIBLE INVENTORY" means, with respect to any volume of Unhedged Eligible Inventory, the net proceeds that would be realized upon an immediate sale thereof for cash at the Market Price and otherwise on an as-is/where-is basis pursuant to foreclosure of the Liens thereon in favor of the Collateral Agent.

         "MATERIAL ADVERSE CHANGE" means a material and adverse change, from the state of affairs since the Filing Date, including any such change that may result from the settlement, discharge, release or other resolution of, or any change that may result from any development or event affecting any matter disclosed in the Disclosure Schedule, or as represented or warranted in any Credit Document, including any such change that may result from the settlement, discharge, release or other resolution of, or any change that may result from any development or event affecting any matter disclosed in the Disclosure Schedule, to (i) EOTT MLP's Consolidated financial condition as set forth in the Cash Budget, (ii) EOTT MLP's Consolidated operations, properties or prospects, considered as a whole, (iii) the Borrowers' ability to timely pay the Obligations or (iv) the enforceability of any Credit Document.

         "MATURED DIP LC OBLIGATIONS" means all amounts paid by LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit and all other amounts due and owing to LC Issuer under any Letter of Credit Request.

         "MATURITY DATE" means the earlier to occur of (i) March 31, 2003 and
         (ii) the effective date of a Reorganization Plan of the Debtors that has been confirmed by an order of the Bankruptcy Court.

         "MAXIMUM DRAWING AMOUNT" means, at the time in question, the maximum amounts that LC Issuer might then or thereafter be called upon to advance under any Letter of Credit issued by LC Issuer then outstanding (including any Letter of Credit converted from Prepetition Letters of Credit) or, if the context requires, the sum of all such amounts under all such Letters of Credit.

         "MONTHLY PAYMENT DATE" means the first Business Day of each month.

         "MOODY'S" means Moody's Investors Service, Inc., or its successor.

         "MTBE" means the MTBE facility in Harris County, Texas.

         "NGLS" means liquid hydrocarbon products extracted from a natural gas stream, including ethane, propane, normal butane, isobutane and natural gasoline.

         "NYMEX" means the New York Mercantile Exchange.

         "NYMEX HEDGED ELIGIBLE INVENTORY" means Eligible Inventory which has been hedged for delivery within the next 190 days by a contract on the NYMEX arranged through brokers approved by the LC Agent and with whom a three-party agreement among any Borrower, the Collateral Agent and such broker has been entered in form and substance satisfactory to the Collateral Agent or otherwise hedged in a manner satisfactory to the LC Agent (it being understood that any such Eligible Inventory which has been sold to SCTSC pursuant to the Crude Oil Purchase Agreement shall be included in "NYMEX Hedged Eligible Inventory"). The value of NYMEX Hedged Eligible Inventory shall be the volume of the inventory times the Market Price.

         "OBLIGATION" means any part of the Obligations.

         "OBLIGATIONS" shall mean and include any and all Indebtedness, Liabilities and obligations of every kind, nature and description of each Debtor to any Lender Party, or any of them, however evidenced, arising under this Agreement or the other Credit Documents, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint and/or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, or on original, renewed or extended terms and whether arising directly or acquired by LC Participants from any other party to the Credit Documents (including, without limitation, participations or interests of any LC Participant in the obligations of any Debtor to others), whether incurred by any Debtor as principal, surety, endorser, guarantor, accommodation party, indemnitor or otherwise.

         "OFFSETTING POSITION" means any offsetting sale or SCTSC Purchase Agreements, an offsetting NYMEX contract, an offsetting physical inventory position (excluding tank bottoms and pipeline linefill inventory classified as a long term asset and working inventory not held for resale) or an offsetting swap, collar or option contract, in each case eliminating price risk and substantially all basis risk.

         "OPEN POSITION" means, with respect to crude oil inventory or crude oil purchase or sale contracts, any position that does not have an Offsetting Position.

         "ORDERS" means, collectively, the First Interim Order, the Second Interim Order and the Final Order.

         "OTHER HEDGED ELIGIBLE INVENTORY" means Eligible Inventory (other than NYMEX Hedged Eligible Inventory) which has been hedged with a contract for physical delivery to a counterparty whose Account would qualify as a Tier I Eligible Receivable or otherwise hedged in a manner satisfactory to the LC Agent in its sole discretion (it being understood that any such Eligible Inventory which has been sold to SCTSC pursuant to the Crude Oil Purchase Agreement shall be included in "Other Hedged Eligible Inventory"). The value of Other Hedged Eligible Inventory shall be the volume of the inventory times the Market Price.

         "OTHER PRIORITY CLAIMS" means any account payable, obligation or liability that the LC Agent has determined has or will have a Lien upon or claim against any Cash Equivalent, Account or inventory of any Borrower senior or equal in priority to the security interests in favor of the Collateral Agent, in each case to the extent such Cash Equivalent, Account or inventory of any Borrower is otherwise included in the determination of the Borrowing Base and the included portion thereof has not already been reduced by such Lien or claim.

         "PERCENTAGE SHARE" means, with respect to any LC Participant the percentage obtained by dividing (A) the sum of the Matured DIP LC Obligations which such LC Participant has funded pursuant to Section 2(c)(ii), plus the portion of the Maximum Drawing Amount which such LC Participant might be obligated to fund under Section 2(c)(ii) by (B) the aggregate amount of DIP LC Obligations outstanding at such time. On the Closing Date, the Percentage Share of each LC Participant shall be as set forth in the LC Participant Schedule.

         "PERMITTED CAPITAL EXPENDITURES" means cash Capital Expenditures made to maintain, up to the level that exists on the Closing Date, the operating capacity of the capital assets of Borrowers, taken as a whole, as such assets exist on the Closing Date and not to exceed $12,000,000 in the aggregate during the Commitment Period.

         "PERMITTED INVENTORY LIENS" means any Lien and the amount of any Liability secured thereby, on crude oil or NGLs inventory that would be a Permitted Lien under Section 10(a)(ii) (so long as such Lien is inchoate) or Section 10(a)(iv).

         "PERMITTED INVESTMENTS" means (i) Cash Equivalents, (ii) Investments described in the Disclosure Schedule, and (iii) Investments by EOTT MLP or any of its Subsidiaries in any Wholly Owned Subsidiary of EOTT MLP that is a Borrower or a Guarantor.

         "PERMITTED LIEN" shall mean any of the following:

         (i) Liens in favor of the Prepetition Agent and the Prepetition Lenders securing the Prepetition Bank Debt;

         (ii)     Permitted Prior Liens;

         (iii) pledges or deposits of cash or securities under worker's compensation, unemployment insurance or other social security legislation or deposits with insurers to cover self-retention obligations under employee life or medical insurance programs;

         (iv) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens (including, without limitation, Liens on property of any Debtor in the possession of storage facilities, pipelines or barges) arising in the ordinary course of business for amounts that are not more than 60 days past due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Debtor in accordance with GAAP;

         (v) Liens under or with respect to accounts with brokers or counterparties with respect to the following commodity accounts maintained by EOTT OLP with Refco, L.L.C.: Account Nos. 1725 43979; 1725 65803; 1725 67320; 1725 67543; 1725
                  72336; 1725 72611; 1725 67544 and 67544M; and L610 54999 (for
                  transactions effected with or through United Energy, Inc.), consisting of cash, commodities or futures contracts, options, securities, instruments and other like assets;

         (vi) deposits of cash or securities to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory or regulatory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (vii) Liens in respect of existing Capital Leases but encumbering only the property under lease;

         (viii) statutory Liens related to the purchase of crude oil by a Borrower;

         (x)      Liens permitted by the Security Documents and the Orders;

         (xi) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Debtor in accordance with GAAP; and

         (xii) easements, rights-of-way, restrictions, minor defects and irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of any Debtor.

         "PERMITTED PRIOR LIENS" means valid, perfected and otherwise unavoidable Liens existing as of the Filing Date, senior to the prepetition Liens in respect of the Prepetition Credit Agreement, and Liens otherwise approved in writing by the Administrative Agents. The term includes the priming Lien granted to the Collateral Agent pursuant to the terms of this Credit Agreement and the Orders and securing the Obligations.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal or any other legally recognizable entity.

         "PREPETITION BANK DEBT" has the meaning set forth in the fourth recital.

         "PREPETITION CREDIT AGREEMENT" has the meaning set forth in the third recital.

         "PREPETITION LENDERS" has the meaning set forth in the third recital.

         "PREPETITION LETTERS OF CREDIT" means each of the letters of credit issued, extended or renewed by the Prepetition LC Issuer under the Prepetition Credit Agreement.

         "PREPETITION LOANS" means each of the loans made by the Prepetition Lenders under the Prepetition Credit Agreement.

         "PRESCRIBED FORMS" has the meaning set forth in Section 3(g)(iv).

         "PRIORITY CLAIMS" means any Liabilities that will give rise to claims against the Debtors that are senior or equal in priority to the Superpriority Claims in favor of the Lender Parties, the Term Lender Agent and the Term Lenders.

         "PRIORITY PROFESSIONAL EXPENSES" means allowed and unpaid fees, costs and reasonable expenses of professionals retained in the Cases pursuant to Sections 327 and 1103 of the Bankruptcy Code consisting of attorneys, accountants, financial advisors, and consultants retained by the Borrowers, the Guarantors, the Creditors' Committee or any Bondholder's Committee; provided, however, that (i) Ineligible Professional Expenses and the fees, costs and expenses of third-party professionals employed by the members of the Creditors' Committee or any Bondholder's Committee shall not be included, and (ii) the amount of Priority Professional Expenses shall not exceed the applicable Professional Expense Cap if in effect at the time of reference thereto.

         "PROFESSIONAL EXPENSE CAP" If, at the time of reference thereto, the Termination Declaration Date has not occurred, there is no Professional Expense Cap. If, at the time of reference thereto, the Termination Declaration Date has occurred, the Professional Expense Cap is the aggregate sum of $2,000,000, whether the fees and expenses are allowed and unpaid at the time of the Termination Declaration Date or are incurred before or after the Termination Declaration Date. The term includes any holdbacks required by the Bankruptcy Court. All payments of Priority Professional Expenses made on and after the Termination Declaration Date shall reduce the Professional Expense Cap dollar for dollar.

         "RATING AGENCY" means either S&P or Moody's.

         "RECEIVABLES PURCHASE AGREEMENT" means that certain Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, by and among SCTSC and EOTT OLP (as amended, amended and restated, supplemented or otherwise modified from time to time).

         "REGISTER" has the meaning set forth in Section 15(e).

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

         "REIMBURSABLE TAXES" has the meaning set forth in Section 3(g)(i).

         "RELEASE" has the meaning given such term in 42 U.S.C. Section
         9601(22).

         "REORGANIZATION PLAN" means a plan or plans of reorganization in the Cases.

         "RISK MANAGEMENT POLICIES" means, with respect to any Borrower, such risk management procedures and internal controls and such trading policies with such Open Position limits, with such changes thereto in effect at any time after the Closing Date, as are then currently approved by the EOTT Energy board of directors.

         "S&P" means Standard & Poor's Ratings Group (a division of McGraw Hill, Inc.) or its successor.

         "SCTSC" means, Standard Chartered Trade Services Corporation, a Delaware corporation, as purchaser under the SCTSC Purchase Agreements.

         "SCTSC PURCHASE AGREEMENTS" means, collectively, the Crude Oil Purchase Agreement and the Receivables Purchase Agreement.

         "SECOND INTERIM ORDER" means a second interim DIP financing order of the Bankruptcy Court in the Cases authorizing and approving this Agreement and the other Credit Documents under Sections 364(c) and (d) of the Bankruptcy Code and entered at the second interim hearing, in form and substance satisfactory to the Administrative Agents and attached hereto as Exhibit J.

         "SECURITY" means any rights, properties or interests of any Lender Party and the Collateral Agent under the Credit Documents, which provide recourse or other benefits to any Lender Party or the Collateral Agent in connection with the Obligations or the non-payment or non-performance thereof, including any Collateral, guaranties of the payment of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset and other rights provided for thereunder.

         "SECURITY DOCUMENTS" means the Intercreditor Agreement, the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements, Control Agreements and other agreements or instruments now, heretofore or hereafter delivered by any Debtor to the Collateral Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any Debtor's other duties and obligations under the Credit Documents.

         "SECURITY SCHEDULE" means Schedule III hereto.

         "STANDARD CHARTERED" has the meaning set forth in the preamble.

         "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled or owned more than 50% by such Person.

         "SUPERPRIORITY CLAIM" means a claim against a Borrower or its estate in its Case which is an administrative claim having priority over (i) any and all allowed administrative expenses and (ii) unsecured claims now existing or hereafter arising, including, without limitation, administrative expenses of the kind specified in Section 503(b), 506(c), or 507(b) of the Bankruptcy Code.

         "TAX CODE" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "TEN-DAY WAITING PERIOD" means the period of time beginning on the date that the aggregate amount of drawings on Letters of Credit during a calendar month exceeds $15,000,000 and ending on the date which is the earlier of (a) ten days from such date or (b) the date that the Term Lender Agent, as directed by the Majority Term Lenders (as defined in the Lehman DIP Credit Agreement), gives notice to the Collateral Agent that they do or do not elect to designate such drawings in excess of $15,000,000 as a Triggering Event (as defined in the Intercreditor Agreement).

         "TERM LENDER AGENT" means Lehman Brothers Inc., as agent for the Term Lenders under the Lehman DIP Credit Agreement.

         "TERM LENDERS" means the lenders under the Lehman DIP Credit Agreement.

         "TERMINATION DECLARATION DATE" means the earliest to occur of (i) the date on which the LC Agent declares all Obligations to be due and payable on account of an Event of Default, (ii) the date on which the LC Agent declares a termination, reduction or restriction of any further commitment to extend credit to the Borrowers on account of an Event of Default, and (iii) the Maturity Date.

         "TERMINATION EVENT" means (i) the occurrence with respect to any ERISA Plan of (A) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (B) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, (ii) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA or (v) any other event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "TIER I ACCOUNT DEBTOR" means a Person (i) whose Debt Rating is either at least Baa3 by Moody's or at least BBB- by S&P, (ii) whose commercial paper is rated A-1 by S&P or P-1 by Moody's or (iii) which is Currently Approved by the LC Agent as a Tier I Account Debtor.

         "TIER I ELIGIBLE CRUDE/PRODUCT/LIQUID DELIVERIES" means each Eligible Crude/Product/Liquid Delivery (i) to a Tier I Account Debtor; (ii) fully and unconditionally guaranteed as to payment by a Person whose Debt Rating is either at least Baa3 by Moody's or at least BBB- by S&P; or (iii) fully covered by a letter of credit from an Acceptable Issuer, in form Currently Approved by the LC Agent (it being understood that any Account which has been sold to SCTSC pursuant to the Receivables Purchase Agreement shall be included in "Tier I Eligible Crude/Product/Liquid Deliveries") .

         "TIER I ELIGIBLE RECEIVABLES" means each Eligible Receivable (i) from a Tier I Account Debtor; (ii) fully and unconditionally guaranteed as to payment by a Person whose Debt Rating is either at least Baa3 by Moody's or at least BBB- by S&P or whose commercial paper is rated A-1 by S&P or P-1 by Moody's; or (iii) fully covered by a letter of credit from an Acceptable Issuer, in form Currently Approved by the LC Agent.

         "TIER II ACCOUNT DEBTOR" means a Person Currently Approved by the LC Agent as a Tier II Account Debtor.

         "TIER II ELIGIBLE CRUDE/PRODUCT/LIQUID DELIVERIES" means each Eligible Crude/Product/Liquid Delivery to a Tier II Account Debtor.

         "TIER II ELIGIBLE RECEIVABLES" means each Eligible Receivable from a Tier II Account Debtor.

         "TRIBUNAL" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         "U.C.P." means the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500, or any subsequent revision thereof.

         "UNDRAWN PRODUCT PURCHASE LETTERS OF CREDIT" means, on any day, the aggregate amount of all underlying product purchase obligations supported by one or more Letters of Credit. As used herein, "underlying product purchase obligation" means all existing unpaid obligations of a Borrower to the beneficiary of such Letter of Credit in respect of crude oil, refined petroleum products or NGLs that such Borrower is obligated to purchase or receive or has then nominated to purchase or receive and such beneficiary is obligated to sell or deliver, in each case pursuant to an enforceable purchase and sale or exchange agreement. For the avoidance of doubt, any such crude oil, refined petroleum products or NGLs are excluded from Eligible Inventory and Eligible Crude/Product/Liquid Deliveries.

         "UNHEDGED ELIGIBLE INVENTORY" means Eligible Inventory other than NYMEX Hedged Eligible Inventory and Other Hedged Eligible Inventory (it being understood that any such Eligible Inventory which has been sold to SCTSC pursuant to the Crude Oil Purchase Agreement shall be included in "Unhedged Eligible Inventory").

         "WEEKLY COMPLIANCE CERTIFICATE" means a certificate in the form of
         Exhibit I duly completed and certified by an authorized officer of EOTT Energy.

         "WHOLLY OWNED SUBSIDIARY" means any Subsidiary of a Person, all of the issued and outstanding stock, limited liability company membership interests or partnership interests of which (including all rights or options to acquire such stock or interests) are directly or indirectly (through one or more Subsidiaries) owned by such Person, excluding any general partner interests owned by EOTT GP in any such Subsidiary that is a partnership, such general partner interests not to exceed two percent (2%) of the aggregate ownership interests of any such partnership and directors' qualifying shares if applicable.

2.       THE LETTERS OF CREDIT

         (a)      General.

                  (i) From and after the entry of the Second Interim Order, all reimbursement obligations in respect of the Prepetition Letters of Credit issued pursuant to the Prepetition Credit Agreement shall constitute reimbursement obligations hereunder and the Prepetition Letters of Credit shall be treated as Letters of Credit issued hereunder.

                  (ii) Subject to the terms and conditions hereof, the Borrowers may request LC Issuer to issue, amend or extend the expiration date of, one or more Letters of Credit; provided, however, that:

                           (1) after taking any Letter of Credit into account,
                  the DIP Facility Usage does not at such time exceed the lesser of (A) the DIP Maximum Commitment and (B) Borrowing Base, minus the sum of the (x) aggregate outstanding amount of undrawn and drawn and unreimbursed Prepetition Letters of Credit and (y) the aggregate outstanding principal amount on all Prepetition Loans;

                           (2) the expiration date of such Letter of Credit is
                  prior to the earlier of (A) 70 days after the date such Letter of Credit is to be issued, or such longer period (not to exceed 365 days) as may be approved by the Majority LC Participants and (B) the Stated Maturity Date;

                           (3) the issuance of any Letter of Credit will be in
                  compliance with all applicable governmental restrictions, policies and guidelines and will not subject LC Issuer to any cost that is not reimbursable under Section 3;

                           (4) such Letter of Credit is (A) issued at the
                  Borrowers' application for the benefit of (i) their critical crude oil suppliers and other vendors related to the purchase or exchange by any Borrower of crude oil or NGLs or other business purposes (ii) Enron Corp., in the amount and as required pursuant to the terms of the Enron Settlement Agreement, (iii) SCTSC or (iv) any other party as otherwise agreed to by the LC Agent, and (B) is in a form and with terms as is usual and customary for letters of credit issued by LC Issuer and shall be acceptable to LC Issuer in its sole and absolute discretion and Currently Approved by the LC Agent; and

                           (5) all other conditions in this Agreement to the
                  issuance of such Letter of Credit have been satisfied.

         LC Issuer will honor any such request if the foregoing conditions (1) through (5) (in the following Section (b) referred to as the "LC CONDITIONS") have been met as of the date of issuance, amendment or extension of such Letter of Credit.

                  (b) Requesting Letters of Credit. The Borrower Representative must make written request for any Letter of Credit at least one Business Day before the date on which any of the Borrowers desire for LC Issuer to issue such Letter of Credit. By making any such written request, unless otherwise expressly stated therein, the Borrowers shall be deemed to have represented and warranted that the LC Conditions described in Section (a) will be met as of the date of issuance of such Letter of Credit. Each such written request for a Letter of Credit must be made in writing in the form and substance of Exhibit A, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by LC Issuer and the Borrower Representative). If all LC Conditions for a Letter of Credit have been met as described in Section (a) on any Business Day before 11:00 a.m., New York, New York time, LC Issuer will issue such Letter of Credit on the same Business Day at LC Issuer's Applicable Lending Office. If the LC Conditions are met as described in Section (a) on any Business Day on or after 11:00 a.m., New York, New York time, LC Issuer will issue such Letter of Credit on the next succeeding Business Day at LC Issuer's Applicable Lending Office. If any provisions of any Letter of Credit Request conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

                  (c) Reimbursement and Participations

                  (i) Each Matured DIP LC Obligation shall constitute a loan by LC Issuer to Borrowers. Borrowers promise to pay to the Collateral Agent, for the benefit of the LC Issuer, on demand but subject to a deferral of such payment as required by Section 3.2(d) of the Intercreditor Agreement, the full amount of each Matured DIP LC Obligation, together with interest thereon (A) at the Alternate Base Rate to and including the second Business Day after the Matured DIP LC Obligation is incurred and (B) at the Default Rate on each day thereafter. All such funds received by the Collateral Agent from the Borrowers shall be applied in accordance with the Cash Waterfall.

                  (ii) LC Issuer irrevocably agrees to grant and hereby grants to each LC Participant, and, to induce LC Issuer to issue Letters of Credit hereunder, each LC Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from LC Issuer, on the terms and conditions hereinafter stated and for such LC Participant's own account and risk an undivided interest equal to such LC Participant's Percentage Share of LC Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured DIP LC Obligation paid by LC Issuer thereunder. Each LC Participant unconditionally and irrevocably agrees with LC Issuer that, if a Matured DIP LC Obligation is paid under any Letter of Credit for which LC Issuer is not reimbursed in full by Borrowers in accordance with the terms of this Agreement and the related Letter of Credit Request (including by the application of LC Collateral), such LC Participant shall (in all circumstances and without set-off or counterclaim) pay to LC Issuer on demand, in immediately available funds at LC Issuer's address for notices hereunder, such LC Participant's Percentage Share of such Matured

         DIP LC Obligation (or any portion thereof that has not been reimbursed by Borrowers). Each LC Participant's obligation to pay LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any LC Participant to an LC Issuer pursuant to this subsection is paid by such LC Participant to LC Issuer within three Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such LC Participant, on demand, interest thereon calculated from such due date at the Federal Funds Rate. If any amount required to be paid by any LC Participant to an LC Issuer pursuant to this subsection is not paid by such LC Participant to LC Issuer within three Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such LC Participant, on demand, interest thereon calculated from such due date at the Alternate Base Rate.

                  (iii) Whenever an LC Issuer has in accordance with subsection
         (ii) above received from any LC Participant payment of such LC Participant's Percentage Share of any Matured DIP LC Obligation, if LC Issuer thereafter receives any payment of such Matured DIP LC Obligation, or any payment of interest thereon (whether directly from the Borrowers or by application of LC Collateral or otherwise, and excluding only interest for any period prior to LC Issuer's demand that such LC Participant make such payment of its Percentage Share), LC Issuer will distribute to such LC Participant its Percentage Share of the amounts so received by LC Issuer; provided, however, that if any such payment received by LC Issuer must thereafter be returned by LC Issuer, such LC Participant shall return to LC Issuer the portion thereof that LC Issuer has previously distributed to it.

                  (iv) A written advice setting forth in reasonable detail the amounts owing under this Section, submitted by the LC Issuer to any Borrower or any LC Participant from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

                  (d) No Duty to Inquire

                  (i) LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to such draft, either at the time of acceptance or payment or thereafter. LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. Each Borrower releases each LC Participant from, and agrees to hold each LC Participant harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this Section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY SUCH LENDER PARTY; provided, however, only that no LC Participant shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

                  (ii) If the maturity of any Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of the Borrower Representative, or if the amount of any Letter of Credit is increased at the request of the Borrower Representative, this Agreement shall be binding upon all Debtors with respect to such Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby and, with respect to any action taken by LC Issuer, LC Issuer's correspondents or any LC Participant in accordance with such extension, increase or other modification.

                  (iii) If any Letter of Credit provides that it is transferable, LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by LC Issuer to any purported transferee or transferees as determined by LC Issuer is hereby authorized and approved, and Borrowers release each LC Participant from and agrees to hold each LC Participant harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY SUCH LENDER PARTY; provided, however, only that no LC Participant shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

                  (e) LC Collateral.

                  (i) If, after the making of all mandatory prepayments required under Section 2(h), the outstanding DIP LC Obligations to the LC Issuer will exceed (a) the lesser of (1) the Borrowing Base and (2) the DIP Maximum Commitment, Borrowers will immediately pay to the Collateral Agent an amount equal to such excess attributable to the DIP LC Obligations held by LC Issuer to be applied in accordance with the Cash Waterfall. In accordance with the Intercreditor Agreement, the Collateral Agent will hold such amount as collateral security for the remaining DIP LC Obligations held by the LC Issuer (all such amounts held as collateral security for such DIP LC Obligations being herein collectively referred to as the "LC COLLATERAL") and the other Obligations, and such collateral may be applied from time to time in accordance with the Cash Waterfall to pay the Matured DIP LC Obligations of the LC Issuer.

                  (ii) If the Obligations or any part thereof (a) become immediately due and payable pursuant to Section 11 and (b) remain outstanding on the Maturity Date (unless the DIP Facility is extended on terms acceptable to the LC Agent), then, unless all LC Participants otherwise specifically elect to the contrary (which election may thereafter be retracted by such LC Participants at any time), all DIP LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and Borrowers shall be obligated to pay to the Collateral Agent immediately an amount equal to the aggregate DIP LC

         Obligations of LC Issuer that are then outstanding, plus an additional amount acceptable to the LC Agent, to be held as LC Collateral.

                  (f) Conditions Precedent to Extension of Credit.

                  (i) Initial Extensions of Credit. No LC Participant or LC Issuer has any obligation to make the initial Extension of Credit unless the following conditions precedent have been satisfied:

                  (1) Restructuring Agreement. The restructuring agreement by and among the Borrowers, the Prepetition Lenders, SCTSC, the Bondholders and the Enron Parties (the "RESTRUCTURING Agreement") has been executed by at least 66% of the Bondholders and shall be in full force and effect. No party to the Restructuring Agreement has exercised any termination rights with respect thereto.

                  (2) SCTSC Purchase Agreements. Each of the SCTSC Purchase Agreements shall have been assumed by the Borrowers and approved by the Bankruptcy Court pursuant to the Second Interim Order.

                  (3) Enron Settlement Agreement. The Enron Settlement Agreement, and Employee Transition Agreement and any other documents executed in connection with the foregoing, shall have been executed by the EOTT Parties and the Enron Parties.

                  (4) Credit Documents. Each of the Credit Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the LC Participants. Each LC Participant shall have received a fully executed copy of each such document.

                  (5) Funding Conditions. All the conditions precedent to extension of credit under the Lehman DIP Credit Agreement shall concurrently be satisfied.

                  (6) Certified Copy of Charter Documents. Each of the LC Participants shall have received from each of the Borrowers and the Guarantors a copy, certified by a duly authorized officer of such Person to be true and complete as of the Closing Date, of each of (A) its charter or other incorporation documents as in effect on such date of certification and (B) its by-laws as in effect on such date.

                  (7) Corporate Action. All corporate action necessary for the valid, execution, delivery and performance by each of the Borrowers of this Agreement and the other Credit Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the LC Participants shall have been provided to each of the LC Participants.

                  (8) Incumbency Certificate. The LC Agent shall have received from each of the Borrowers an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Borrower, and giving the name and bearing a specimen signature of each individual who shall be authorized: (A) to sign, in the name and on behalf of the each such Borrower, each of the Credit Documents to which such Borrower is or is to become a party, (B) to apply for Letters of Credit, and (C) to give notices and to take other action on its behalf under the Credit Documents.

                  (9) Certificates of Insurance. The Collateral Agent shall have received (A) a certificate of insurance form an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions hereof and the Security Documents and
                           (B) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer).

                  (10) Opinions of Counsel. Each of the LC Participants and the LC Agent shall have received a favorable opinion addressed to the LC Participants and the LC Agent, dated as of the Closing Date, in form and substance satisfactory to the LC Participants and the Agent, from counsel to the Borrowers.

                  (11) Payment of Fees. The Borrowers shall have paid to the LC Agent, for the account of the LC Participants and the LC Agent, as applicable, all accrued and unpaid fees, costs and expenses incurred by the LC Participants and the LC Agent to the extent invoiced.

                  (12) Validity of Liens. The Second Interim Order, upon entry thereof, be effective to create in favor of the Collateral Agent, a legal, valid, and enforceable first priority (except for Permitted Liens entitled to priority under applicable law) Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Collateral Agent to protect and preserve such Liens shall have been duly effected. The Collateral Agent shall have received evidence thereof in form and substance satisfactory to the Collateral Agent and the Administrative Agents.

                  (13)     Cash Budget. The LC Participants shall have received
                           (A) the Cash Budget, (B) rolling sixteen-week weekly projections and cash flow forecasts for the Borrowers through February 1, 2003.

                  (14) First Day Orders. All cash management and other "first day orders" submitted for entry on or about the date of the commencement of the Cases shall be in form and substance satisfactory to the LC Agent.

                  (15) Lehman DIP Credit Documents. The Lehman DIP Credit Documents, satisfactory to the LC Agent shall concurrently be executed.

                  (16) Repayment of Prepetition Loans, Etc. All outstanding Prepetition Loans shall concurrently be repaid in full in cash from the proceeds of the Lehman DIP Credit Agreement, and all accrued and unpaid interest, fees, costs and expenses that are then due and payable under the Prepetition Credit Agreement and the SCTSC Purchase Agreements (supported by, to the extent required by the Borrowers, invoices and proper supporting documentation) shall concurrently be paid in full in cash.

                  (ii) Extensions of Credit. In addition to the foregoing, no LC Participant or LC Issuer has any obligation to make any Extension of Credit (including the initial Extension of Credit on the Closing Date) unless the following conditions precedent have been satisfied:

                  (1) Second Interim Order. The Bankruptcy Court shall have entered the Second Interim Order and such Second Interim Order shall be in full force and effect and shall not have been amended, modified, stayed or reversed. If the Second Interim Order is the subject of a pending appeal in any respect, such Second Interim Order, the issuance, extension or renewal of any Letters of Credit, or the performance by any of the Borrowers of any of the Obligations shall not be the subject of a presently effective stay pending appeal. The Borrowers, the LC Agent, the LC Participants, the Prepetition Agent and the Prepetition Lenders shall be entitled to rely in good faith upon the Second Interim Order notwithstanding objection thereto or appeal therefrom by any interested party. The Borrowers, the LC Agent, the LC Participants, the Prepetition Agent and the Prepetition Lenders shall be permitted and required to perform their respective obligations in compliance with this Agreement, notwithstanding any such obligation or appeal unless the Second Interim Order has been stayed by a court of competent jurisdiction.

                  (2) Representations True; No Event of Default. Each of the representations and warranties of any of the Borrowers contained in this Agreement, the other Credit Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of which they were made and shall also be true at and as of the time of the making of such Loan or issuance of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent changes resulting from transactions contemplated or permitted by this Agreement and the other Credit Documents and the to the extent that such representations and warranties relate expressly to an earlier date), no Default or Event of Default shall have occurred and be continuing or would result from the making of such Extension of Credit, and no Ten-Day Waiting Period shall be continuing.

                  (3) No Material Adverse Change. No Material Adverse Change shall have occurred.

                  (4) No Legal Impediment. No change shall have occurred in any Law or regulations thereunder or interpretations thereof that in the reasonable opinion of any LC Participant would make it illegal for such LC Participant to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the LC Issuer would make it illegal for such LC Issuer to issue, extend of renew such Letter of Credit.

                  (5) Governmental Regulation. Each LC Participant shall have received such statements in substance and form reasonably satisfactory to such LC Participant as such LC Participant shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

                  (6) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Credit Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the LC Participants and to the LC Agent and the LC Agent's Special Counsel, and the LC Participants, the LC Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the LC Agent shall reasonably request.

                  (7) Payment of Fees. The Borrowers shall have paid to the LC Agent all fees, expenses and other amounts due and owing on the date of the issuance, extension or renewal of any Letter of Credit.

                  (8) No Challenge. No proceeding shall have been brought by the Debtors to challenge (a) any of the Liens granted pursuant to the Intercreditor Agreement or the Orders or (b) the lien priorities set forth in the Intercreditor Agreement.

                  (g) Use of Proceeds

                  (i) Borrowers shall use all Letters of Credit solely for the purposes specified in Section 2(a)(ii)(4).

                  (ii) In no event shall any Letter of Credit be used directly or indirectly by any Person for personal, family, household or agricultural purposes, (A) for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or (B) to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. The Borrowers represent and warrant that no Borrower is engaged principally in, or has as one of any Borrower's important activities, the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

                  (h) Mandatory Prepayments

                  (i) The Borrowers shall ensure that at no time will the DIP Facility Usage exceed the Borrowing Base as calculated on any day during the Commitment Period, which amount as so calculated may differ from the amount of the Borrowing Base reflected in the most recently delivered Borrowing Base Report. If at any time the DIP Facility Usage exceeds the Borrowing Base (whether due to a reduction in the Borrowing Base in accordance with this Agreement, or otherwise), or the DIP Maximum Commitment, the Borrowers shall pay to the Collateral Agent, an amount at least equal to such excess to be applied in accordance with the Cash Waterfall.

                  (ii) If at any time prior to the Termination Declaration Date the Borrowers shall receive or be entitled to receive any proceeds with respect to any sale or issuance by the Borrowers of (a) any Indebtedness not permitted by Section 10(a) or (b) any additional equity, the Borrowers shall pay to the Collateral Agent, an amount equal to such proceeds to be applied in accordance with the Cash Waterfall.

                  (iii) If at any time prior to the Termination Declaration Date the Borrowers shall receive or be entitled to receive proceeds of any Designated Assets, the Borrowers shall pay to the Collateral Agent, an amount equal to such proceeds, to be applied by the Collateral Agent in accordance with the Cash Waterfall.

                  (iv) Any amounts prepaid pursuant to this Section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Credit Documents at the time of such prepayment.

                  (i) Application of Payments made to LC Agent. Subject to the provisions of the Intercreditor Agreement, funds received by the LC Agent in accordance with the Cash Waterfall shall be applied as follows:

                  (1) first, to pay expenses incurred by the LC Agent and the Prepetition Agent;

                  (2) second, to pay fees and other amounts (other than principal) then due and payable under the DIP Facility;

                  (3)      third, to cash collateralize any Letters of Credit;
                           and

                  (4) fourth, unless an Event of Default under this Agreement has occurred and is then continuing, to pay obligations under the Prepetition Credit Agreement, if any.

         If any LC Participant owes payments to LC Issuer for the purchase of a participation under Section 2(c) or to the LC Agent hereunder, any amounts otherwise distributable under this Section to such LC Participant shall be deemed to belong to LC Issuer or the LC Agent, respectively, to the extent of such unpaid payments, and the LC Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such LC Participant.

                  (j) Interest Rates and Fees; Voluntary Reduction of Maximum Facility Amount

                  (i) Upon the occurrence and during the continuance of a Default or Event of Default, all Obligations shall bear interest on each day outstanding at the Default Rate.

                  (ii) In consideration of each LC Participant's commitment to participate in the LC Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured DIP LC Obligation paid by LC Issuer thereunder, Borrowers will pay to the LC Agent for the account of each of LC Participant a commitment fee determined on a daily basis equal to the Commitment Fee Rate in effect on such day multiplied by the unused portion of such LC Participant's Percentage Share of the unused portion of the DIP Maximum Commitment on each day during the Commitment Period, determined for each such day by deducting from the amount of the DIP Maximum Commitment at the end of such day the DIP Facility Usage. This commitment fee shall be due and payable in arrears on the Monthly Payment Date and at the end of the Commitment Period.

                  (iii) In consideration of LC Issuer's issuance of any Letter of Credit, the Borrowers agree to pay to the LC Agent, for the account of all LC Participants under the DIP Facility in accordance with their respective Percentage Shares, the Letter of Credit Fee, payable monthly in arrears on the next Monthly Payment Date or portion thereof, that any Letter of Credit is outstanding. If the LC Agent, in contravention of the terms of this Agreement, receives any amount in excess of the Letter of Credit Fee required to be paid by the Borrowers, the LC Agent shall promptly deposit such excess amount into the Collection Account (as defined in the Intercreditor Agreement). If, however, the LC Agent receives an amount less than the Letter of Credit Fee required to be paid by the Borrowers (the "DEFICIENCY"), the Borrowers shall promptly pay the Deficiency to the LC Agent for the account of all LC Participants in accordance with their respective Percentage Shares.

                  (iv) In consideration of LC Issuer's issuance of any Letter of Credit, the Borrowers will pay to LC Issuer for its account, (A) upon issuance, a letter of credit fronting fee equal to the greater of (1) an amount equal to 0.25% per annum times the face amount of such Letter of Credit and (2) $250, and (B) a minimum administrative issuance fee and such other fees and charges customarily charged by LC Issuer in respect of any issuance, amendment or negotiation of any Letter of Credit in accordance with LC Issuer's published schedule of such charges effective as of the date of such amendment or negotiation.

                  (v) In addition to all other amounts due to the LC Agent under the Credit Documents, Borrowers will pay to the LC Agent, for its own account, an arrangement fee, payable monthly in arrears on the first day of each month with respect to the immediately preceding month in an amount equal to (1) one percent (1%) per annum multiplied by (2) the Average Daily Maximum Facility Amount for each month. The first installment of such fee shall be payable on November 30, 2002. For purposes of this Section 2(i), the "AVERAGE DAILY MAXIMUM FACILITY AMOUNT" for any month shall equal the quotient of (A) the sum of the Maximum Facility Amount as it exists at 5:00 p.m. New York time, for each day in the month divided by
         (B) the total number of days in such month.

3.       PAYMENTS TO LC PARTICIPANTS.

                  (a) General Procedures. The Debtors will make each payment that they owe under the Credit Documents (other than fees payable to the Lender Parties on the Closing Date) to the Collateral Agent for the account of the Lender Party to whom such payment is owed in lawful money of the United States of America, without set-off, deduction or counterclaim and in immediately available funds. Each such payment must be received by the Collateral Agent not later than noon, New York, New York time, on the date such payment becomes due and payable. Any payment received by the Collateral Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension in the Credit Document under which such payment is due. Each payment under a Credit Document shall be due and payable at the place provided therein. When the Collateral Agent collects or receives money on account of the Obligations, the Collateral Agent shall distribute all money so collected or received to each Lender Party in accordance with the Cash Waterfall.

                  (b) Payment Obligations Absolute. Notwithstanding any payment by the Debtors to the Collateral Agent pursuant to Section 3(a), nothing contained in this Agreement is intended to or shall (a) impair, as among the Debtors and the Lender Parties, the obligation of the Debtors, which is absolute and unconditional, to pay to the Lender Parties any Obligations payable by the Debtors under or this Agreement or any other Credit Document as and when the same shall become due and payable in accordance with their respective terms, or
(b) prevent the Lender Parties from exercising all remedies otherwise permitted by applicable law upon default under this Agreement or any other Credit Document, subject to the Intercreditor Agreement and the Orders.

                  (c) Capital Reimbursement. If either (i) the introduction or implementation of or the compliance with or any change in or in the interpretation of any Law or (ii) the introduction or implementation of or the compliance with any request, directive or guideline from any central bank or other governmental authority (whether or not having the force of Law) affects or would affect the amount of capital required or expected to be maintained by any Lender Party or any Person controlling any Lender Party, then, within five Business Days after demand by such Lender Party, Borrowers will pay to such Lender Party, from time to time as specified by such Lender Party, such additional amount or amounts as such Lender Party shall determine to be appropriate to compensate such Lender Party or any Person controlling such Lender Party in light of such circumstances, to the extent that such Lender Party reasonably determines that the amount of any such capital would be increased or the rate of return on any such capital would be reduced by, or in whole or in part based on, the existence of the face amount of such Lender Party's Letters of Credit or participations in Letters of Credit.

                  (d) Increased Cost of Letters of Credit. If any applicable Law (whether now in effect or hereinafter enacted or promulgated, including Regulation D) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of Law):

                  (i) shall change the basis of taxation of payments to any Lender Party of any principal, interest or other amounts attributable to any Letter of Credit or otherwise due under this Agreement in respect of any Letter of Credit (other than taxes imposed on, or measured by, the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located); or

                  (ii) shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any Letter of Credit or against assets of, deposits with or for the account of, or credit extended by, such Lender Party; or

                  (iii) shall impose on any Lender Party any other condition affecting any Letter of Credit, the result of which is to increase the cost to any Lender Party of issuing any Letter of Credit or to reduce the amount of any sum receivable by any Lender Party in respect of any Letter of Credit by an amount deemed by any Lender Party to be material, then such Lender Party shall promptly notify the LC Agent and the Borrower Representative in writing of the happening of such event and of the amount required to compensate such Lender Party for such event (on an after-tax basis, taking into account any taxes on such compensation), whereupon Borrower shall, within five Business Days after demand therefor by such Lender Party, pay such amount to the LC Agent for the account of such Lender Party.

                  (e) Notice; Change of Applicable Lending Office. A Lender Party shall notify the Borrower Representative of any event occurring after the date of this Agreement that will entitle such Lender Party to compensation under Sections 3(a), (c), or (d) as promptly as practicable, but in any event within 90 days after such Lender Party obtains actual knowledge thereof; provided, however, that (i) if such Lender Party fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Lender Party shall, with respect to compensation payable pursuant to Sections 3(a), (c), or (d) in respect of any costs resulting from such event, only be entitled to payment under Sections 3(a), (c), or (d) for costs incurred from and after the date 90 days prior to the date that such Lender Party does give such notice and (ii) such Lender Party will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender Party, be disadvantageous to such Lender Party, except that such Lender Party shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender Party will furnish to the Borrower Representative a certificate setting forth the basis and amount of each request by such Lender Party for compensation under Sections 3(a), (c), or (e).

                  (f) Availability. If any change in applicable Laws, or in the interpretation or administration thereof, of or in any jurisdiction whatsoever, domestic or foreign, shall make it unlawful or impracticable for such Lender Party to issue or participate in Letters of Credit, then, upon notice by such Lender Party to the Borrower Representative and such Lender Party, Borrowers' right to obtain Letters of Credit shall be suspended to the extent and for the duration of such illegality, impracticability or restriction. Borrower agrees to indemnify each Lender Party and hold it harmless against all costs, expenses, claims, penalties, liabilities and damages that may result from any such change in Law, interpretation or administration. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

                  (g) Reimbursable Taxes.

         Borrowers covenant and agree that:

                  (i) Borrowers will indemnify each Lender Party against and reimburse each Lender Party for all present and future stamp and other taxes, levies, costs and charges whatsoever imposed, assessed, levied or collected on or in respect of this Agreement or any Letters of Credit (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on or measured by the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located (all such non-excluded taxes, levies, costs and charges being collectively called "REIMBURSABLE TAXES" in this Section). Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

                  (ii) All payments on account of the principal of, and interest on, each Lender Party's Letters of Credit, and all other amounts payable by Borrowers to any Lender Party hereunder, shall be made in full without set-off or counterclaim and shall be made free and clear of and without deductions or withholdings of any nature by reason of any Reimbursable Taxes, all of which will be for the account of Borrowers. In the event of Borrowers being compelled by Law to make any such deduction or withholding from any payment to any Lender Party, Borrowers shall pay on the due date of such payment, by way of additional interest, such additional amounts as are needed to cause the amount receivable by such Lender Party after such deduction or withholding to equal the amount which would have been receivable in the absence of such deduction or withholding. If Borrowers shall make any deduction or withholding as aforesaid, Borrowers shall within 60 days thereafter forward to such Lender Party an official receipt or other official document evidencing payment of such deduction or withholding.

                  (iii) Notwithstanding the foregoing provisions of this Section, Borrowers shall be entitled, to the extent it is required to do so by Law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar taxes imposed by the United States of America (other than any portion thereof attributable to a change in federal income tax Laws effected after the date hereof) from interest, fees or other amounts payable hereunder for the account of any Lender Party, other than Lender Party (A) who is a U.S. person for Federal income tax purposes or (B) who has the Prescribed Forms on file with the LC Agent (with copies provided to the Borrower Representative) for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms; provided, however, that if Borrower shall so deduct or withhold any such taxes, it shall provide a statement to the LC Agent and such Lender Party, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Lender Party may reasonably request for assisting such Lender Party to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Lender Party is subject to tax. As used in this Section, "PRESCRIBED FORMS" means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by Law and which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Lender Party providing the forms or statements, (ii) the Tax Code or (iii) any applicable rules or regulations thereunder, permit Borrowers to make payments hereunder for the account of such Lender Party free of such deduction or withholding of income or similar taxes.

4.       INTENTIONALLY OMITTED.

5.       INTENTIONALLY OMITTED.

6.       INTENTIONALLY OMITTED.

7.       OTHER ACTIONS OF DEBTORS.

                  (a) Each Debtor shall at any time and from time to time take such steps as the LC Agent may request for the Collateral Agent to (i) obtain an acknowledgment, in form and substance satisfactory to the Collateral Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Collateral Agent, (ii) obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Article 9 of the UCC with corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107, relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Collateral Agent, and
                           (iii) otherwise insure the continued perfection and priority of the Collateral Agent's security interest in any of the Collateral and of the preservation of its rights therein.

                  (b) Each Debtor shall at any time and from time to time take such steps as the Collateral Agent may request with respect to the creation and perfection of valid, enforceable, first priority mortgage Liens on and/or security interests in any real property or fixtures included in the Collateral owned or leased by such Debtor, including, without limitation, (i) the execution, delivery, acknowledgement, filing and recordation of such mortgages, deeds of trust, fixture filings and similar instruments as the Collateral Agent deems necessary or desirable to the granting of a valid, enforceable first priority mortgage Lien on any such property or fixtures and
                           (ii) the delivery of such mortgagee's title insurance, title opinions and other legal opinions as the Collateral Agent deems necessary or desirable to better confirm the granting to the Collateral Agent by the applicable Debtor of such Lien on such Debtor's real property or fixtures included in the Collateral owned or leased by such Debtor.

                  (c) Nothing contained in this Agreement shall be construed to narrow the scope of the Collateral Agent's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Collateral Agent hereunder.

8. REPRESENTATIONS AND WARRANTIES. Each Debtor hereby makes the following representations and warranties, each of which is a continuing representation and warranty, the continuing truth and accuracy of each of such representations and warranties being a continuing condition of financing of Borrowers by the LC
Participants:

                  (a) Such Debtor is duly organized, formed or incorporated and validly existing under the Laws of its jurisdiction of organization or incorporation, having all powers required to carry on its business. Such Debtor has the partnership, corporate or limited liability company, as applicable, power to execute, deliver and perform the terms and provisions of this Agreement and the other Credit Documents. Such Debtor has taken or caused to be taken all necessary partnership, corporate or limited liability company, as applicable, action to authorize the execution, delivery and performance of this Agreement and the other Credit Documents. Each Borrower is duly authorized to borrow funds hereunder.

                  (b) Except as set forth in Section 8(b) of the Disclosure Schedule, upon entry of the Second Interim Order, this Agreement and the other Credit Documents constitute and will constitute legal, valid and binding obligations of such Debtor, enforceable in accordance with their respective terms.

                  (c) Such Debtor is in material compliance with the requirements of all applicable laws, rules, regulations and orders of any governmental authority or Tribunal relating to its business as presently conducted or contemplated, including, without limitation, all permits, licensing and approval requirements; ERISA; the Tax Code; all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Environmental Law, or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except as set forth in Section 8(c) of the Disclosure Schedule and to the extent that all such instances of noncompliance (if any) in the aggregate could not cause a Material Adverse Change.

                  (d) No action of, or filing with, any governmental or public body or authority (other than as set forth in Section 8(d) of the Disclosure Schedule) is required in connection with the execution, delivery and performance of this Agreement, the other Credit Documents or any of the instruments or documents to be delivered pursuant hereto or thereto.

                  (e) The execution and delivery by such Debtor of the Credit Documents to which it is a party, the performance by such Debtor of its obligations under such Credit Documents and the consummation of the transactions contemplated by the various Credit Documents do not and will not (i) except as set forth in Section 8(e) of the Disclosure Schedule, conflict with any provision of (1) any law, or (2) the organizational or other charter documents of such Debtor, or (ii) result in or require the creation of any Lien upon any assets or properties of such Debtor or any of its Affiliates, except as expressly contemplated in the Credit Documents. Except as expressly contemplated in the Credit Documents, no permit, consent, approval, authorization or order of and no notice to or filing, registration or qualification with, any Tribunal or third party is required in connection with the execution, delivery or performance by such Debtor of any Credit Document or to consummate any transactions contemplated by the Credit Documents, other than consents, approvals, authorizations or orders that have been obtained or notices given or filings made prior to the date hereof.

                  (f) Such Debtor's place of incorporation, organization or formation, as applicable, is the State of Delaware, and its principal place of business and chief executive office, where its records are maintained are disclosed on the signature page hereto. Except as set forth in Section 8(f) of the Disclosure Schedule, such Debtor does not use any trade styles, trade names or fictitious partnership names.

                  (g) Except as set forth in Section 8(g) of the Disclosure Schedule, upon entry of the Second Interim Order, all filings, assignments, pledges and deposits of documents or instruments will have been made and all other actions will have been taken that are necessary or advisable, under applicable law, to establish and perfect the Collateral Agent's security interest in the Collateral. The Collateral and the Collateral Agent's rights with respect to the Collateral are not subject to any set-off, claims, withholdings or other defenses. The Debtors are the owners of the Collateral, free from any lien, security interest, encumbrance or any other claim of demand except for Permitted Liens and as otherwise set forth in the Intercreditor Agreement.

                  (h) All Debtors are subject as debtor to a Case in the Bankruptcy Court.

                  (i) After giving effect to the transactions contemplated by this Agreement and the other Credit Documents, there does not exist at the date hereof any condition or event which constitutes a Default hereunder or which after notice or lapse of time, or both, would constitute such a Default hereunder.

                  (j) Subject to the matters described in Section 8(j) of the Disclosure Schedule: (a) no Termination Event has occurred with respect to any ERISA Plan and all ERISA Affiliates are in compliance with ERISA in all material respects excluding any such failure that could not reasonably be expected to result in a Material Adverse Change, (b) no ERISA Affiliate is required to contribute to, or has any other absolute or contingent Liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA which could reasonably be expected to result in a Material Adverse Change, and (c) no "accumulated funding deficiency" (as defined in Section 412(a) of the Tax Code) exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate and the current value of each ERISA Plan's benefits does not exceed the current value of such ERISA Plan's assets available for the payment of such benefits except to the extent such excess could not reasonably be expected to result in a Material Adverse Change.

                  (k)      Without limiting the provisions of Section 8(c):

                  (i) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any Tribunal or any other Person with respect to any of the following except
                           (1) as set forth in the Section 8(k)(i) of the Disclosure Schedule or (2) to the extent the same could not reasonably be expected to result in a Material Adverse Change: (A) any alleged generation, treatment, storage, recycling, transportation, disposal or Release of any Hazardous Materials, either by any Debtor or on any property owned by such Debtor, (B) any remedial action that might be needed to respond to any such alleged generation, treatment, storage, recycling, transportation, disposal or Release, or (C) any alleged failure by any Debtor to have any permit, license or authorization required in connection with the conduct of its business or with respect to any such generation, treatment, storage, recycling, transportation, disposal or Release.

                  (ii) Except as set forth in Section 8(k)(ii) of the Disclosure Schedule, no Debtor otherwise has any known material contingent Liability in connection with any alleged generation, treatment, storage, recycling, transportation, disposal or Release of any Hazardous Materials that has caused, or could reasonably be expected to cause, a Material Adverse Change.

                  (iii) Except as set forth in Section 8(k)(iii) of the Disclosure Schedule, no Debtor has handled any Hazardous Materials, other than as a generator, on any properties now or previously owned or leased by any Debtor to an extent that such handling has caused, or could cause, a Material Adverse Change.

                  (iv) Except as set forth in Section 8(k)(iv) of the Disclosure Schedule or to the extent that the following in the aggregate has not caused and could not cause a Material Adverse Change:

                                    (1)      no PCBs are or have been present at
                                             any properties now or previously
                                             owned or leased by any Debtor;

                                    (2)      no asbestos is or has been present
                                             at any properties now or previously
                                             owned or leased by any Debtor;

                                    (3)      there are no underground storage
                                             tanks for Hazardous Materials,
                                             active or abandoned, at any
                                             properties now or previously owned
                                             or leased by any Debtor; and

                                    (4)      no Hazardous Materials have been
                                             Released at, on or under any
                                             properties now or previously owned
                                             or leased by any Debtor.

                  (v) Except as set forth in Section 8(k)(v) of the Disclosure Schedule or to the extent that the following in the aggregate has not caused and could not cause a Material Adverse Change, no Debtor has transported or arranged for the transportation of any Hazardous Material to any location listed on the National Priorities List under CERCLA, any location listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS, nor, except as set forth in
                           Section 8(k)(v) of the Disclosure Schedule or to the extent that such has not caused and could not cause a Material Adverse Change, any location listed on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations that may lead to claims against such Debtor for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

                  (vi) Except as set forth in Section 8(k)(vi) of the Disclosure Schedule or to the extent that such has not caused and could not cause a Material Adverse Change, no property now or previously owned or leased by any Debtor is listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA, in CERCLIS, nor on any similar state list of sites requiring investigation or clean-up.

                  (vii) Except as set forth in Section 8(k)(vii) of the Disclosure Schedule or to the extent that such has not caused and could not cause a Material Adverse Change, there are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Debtor, and no governmental actions of which any Debtor is aware have been taken or are in process that could subject any of such properties to such Liens; nor would any Debtor be required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by it or in any deed to such properties.

                  (viii) All environmental investigations, studies, audits, tests, reviews or other analyses for ground water or soil contamination relating to the Release of Hazardous Materials conducted by or which are in the possession of such Debtor in relation to any properties or facility now or previously owned or leased by such Debtor are available for inspection by the LC Agent or the Collateral Agent at the Borrower Representative's offices or facilities.

                  (l) No Debtor is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other law which regulates the incurring by such Debtor of indebtedness, including laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services. Such Debtor is not subject to regulation under the Federal Power Act that would violate, result in a default under or prohibit the effectiveness or the performance of any of the provisions of the Credit Documents.

                  (m) None of the following securities is evidenced by a certificate: (i) the limited partner interest of EOTT MLP in EOTT OLP; (ii) the membership interest of EOTT MLP in EOTT GP; (iii) the limited partner interest of EOTT OLP in any of EOTT Canada, EOTT Liquids or EOTT Pipeline; or (iv) the general partner interest of EOTT GP in any of EOTT OLP, EOTT Canada, EOTT Liquids or EOTT Pipelines.

                  (n) No Debtor is in default in the performance of any of the covenants and agreements contained in any Credit Document. No event has occurred and is continuing that constitutes a Default.

                  (o) EOTT MLP has heretofore delivered to the LC Agent true, correct and complete copies of the Initial Financial Statements. The Initial Financial Statements fairly present (subject to normal and recurring adjustments in conformity with GAAP) EOTT MLP's Consolidated financial position at the date thereof, the Consolidated results of EOTT MLP's operations for the periods thereof and Consolidated cash flows for the periods thereof. The Initial Financial Statements were prepared in accordance with GAAP.

                  (p) Except as shown in the Initial Financial Statements or disclosed in Section 8(p) of the Disclosure Schedule (with respect to Liabilities described below that will give rise to Priority Claims) or the Bankruptcy Schedule (with respect to all other Liabilities described below), as of the Closing Date, no Debtor has any outstanding Liabilities of any kind (including contingent obligations, tax assessments and unusual forward or long-term commitments) which are, in the aggregate, material to such

                           Debtor or material with respect to EOTT MLP's Consolidated financial condition.

                  (q) Except as shown in the Initial Financial Statements or disclosed in Section 8(q) of the Disclosure Schedule, as of the Closing Date, no Debtor is subject to or restricted by any franchise, contract, deed, charter restriction or other instrument or restriction that could cause a Material Adverse Change.

                  (r) No certificate, statement or other information delivered herewith or heretofore by any Debtor to LC Participant in connection with this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading as of the date made or deemed made. All written information furnished after the date hereof by or on behalf of any Debtor to the LC Agent in connection with this Agreement and the other Credit Documents, and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect in light of the circumstances in which made, or based on reasonable estimates on the date as of which such information is stated or certified. There is no fact known to any Debtor that has not been disclosed to the LC Agent that could cause a Material Adverse Change.

                  (s) As of the Closing Date, except for the Cases, as disclosed in the Initial Financial Statements or in
                           Section 8(s) of the Disclosure Schedule: (i) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending or, to the knowledge of any Debtor threatened, against any Debtor or affecting any Collateral (including, without limitation, any that challenge or otherwise pertain to any Debtor's title to any Collateral) before any Tribunal that could cause a Material Adverse Change and (ii) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Debtor or any Debtor's stockholders, partners, directors or officers or affecting any Collateral that could cause a Material Adverse Change.

                  (t)      As of the Closing Date, except as disclosed in
                           Section 8(t) of the Disclosure Schedule, neither the business nor the properties of any Debtor has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could cause a Material Adverse Change.

                  (u) Neither EOTT MLP nor any Borrower presently has any Subsidiary or owns any capital stock in any other corporation or association except those listed in
                           Section 8(u) of the Disclosure Schedule. No Debtor is a member of any general or limited partnership, limited liability company, joint venture or association of any type whatsoever except those listed in Section 8(u) of the Disclosure Schedule. Each of EOTT MLP and EOTT OLP owns, directly or indirectly, the entire equity interest in each of its Subsidiaries listed in
                           Section 8(u) of the Disclosure Schedule.

                  (v) Section 8(v) of the Disclosure Schedule contains a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, SCTSC Purchase Agreement, guaranty or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit), or guaranty by, any Debtor, or to which any Debtor is subject, in excess of $1,000,000 with respect to any single Person and such Person's Affiliates taken as whole, other than the Credit Documents. The aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Section 8(v) of the Disclosure Schedule.

                  (w) The Debtors have delivered to the LC Agent and each of the LC Participants an initial sixteen-week weekly cash revenue and expense budget (as supplemented from time to time on a rolling sixteen-week basis and approved by the LC Agent as to form and substance for each subsequent week, the "CASH BUDGET"). The Cash Budget has been prepared in good faith based on reasonable assumptions. The initial Cash Budget (the "INITIAL CASH BUDGET") is attached hereto as Exhibit
                           G. The projections are based upon reasonable estimates and assumptions have been prepared on the basis of assumptions stated therein and reflect the reasonable estimates of the Borrowers of the results of operations and other information projected therein.

                  (x) The state of affairs referred to in the Disclosure Schedule, and those in any supplement thereto, relate only to the representations and warranties in the Section or paragraph of the Agreement that corresponds with the Section reference to which the disclosures in the Disclosure Schedule expressly refer or otherwise incorporate by express reference and not to any other representation or warranty in this Agreement.

                  (y) Subject to the rights of the Debtors set forth in the proviso below, the Debtors shall acknowledge and agree that (a) they have no claims or causes of action (including, without limitation, avoidance actions) against the Prepetition Agent or the Prepetition Lenders under the Prepetition Credit Agreement (or any of their directors, officers, employees or agents), (b) they have no offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to the agent or the lenders under the Prepetition Credit Agreement, (c) the Prepetition Agent and the Prepetition Lenders under the Prepetition Credit Agreement have valid perfected liens on the prepetition collateral described in their mortgages and security agreements and that there have been no past conditions, acts, omissions, events, circumstances or matters which have impaired or adversely affected any of the agent's or the lenders' rights, interests and title under the Prepetition Credit Agreement with respect to such prepetition collateral and (d) the Prepetition Agent and the Prepetition Lenders under the Prepetition Credit Agreement have properly performed and satisfied in a timely manner all of their obligations to the Borrowers; provided, however, that the Debtors shall retain their rights, if any, to object to or challenge within 30 days following the Filing Date
                           (a) the validity, enforceability, extent, perfection or priority of the security interests and liens securing indebtedness under the Prepetition Credit Agreement and the SCTSC Purchase Agreements or (b) the validity, allowability, status or amount of the indebtedness under the Prepetition Credit Agreement and the SCTSC Purchase Agreements.

9. AFFIRMATIVE COVENANTS. To conform with the terms and conditions under which each LC Participant is willing to have Extensions of Credit outstanding to Borrowers, and to induce each LC Participant to enter into this Agreement and to make Extensions of Credit, the Debtors covenant and agree jointly and severally that until the full and final payment in cash of the Obligations and the expiration or termination of all Letters of Credit, unless the Majority LC Participants have has previously agreed otherwise:

                  (a) Payment and Performance. Each Debtor will pay all amounts due under the Credit Documents to which it is a party in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed in the Credit Documents to which it is a party.

                  (b) Payment of Expenses. All Borrower Expenses shall be part of the Obligations. Borrower shall pay any Lender Party, on such Lender Party's demand, any and all Borrower Expenses which such Lender Party may pay in connection with the provisions hereof.

                  (c) Instruments, Documents, Securities or Chattel Paper. Each Debtor shall promptly notify the Collateral Agent of any instruments, documents, securities or chattel paper that are owned or acquired by such Debtor. At any time and from time to time, upon the demand of the LC Agent, such Debtor shall deliver and pledge to the Collateral Agent, duly endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the LC Agent may reasonably request, any and all instruments, documents, securities and/or chattel paper which are included in the Collateral as the LC Agent may request. Such Debtor shall maintain and safeguard any and all documents, instruments and chattel paper in its possession and its individual books and records relating to the Collateral in a commercially reasonable manner and cause the security interest granted herein to the Collateral Agent to be marked thereon.

                  (d) Books, Financial Statements and Reports. Each Debtor will at all times maintain full and accurate books of account and records. EOTT MLP will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year and will furnish the following statements and reports to the LC Agent at Borrowers' expense:

                  (i) As soon as available, and in any event within 120 days after the end of each Fiscal Year, commencing with Fiscal Year 2002 (A) complete Consolidated financial statements of EOTT MLP as of, or for the period ending, December 31 of the preceding year, together with all notes thereto, prepared in reasonable detail in accordance with GAAP, and (B) consolidating unaudited balance sheets and statements of income of each Consolidated Subsidiary of EOTT MLP. The Consolidated financial statements referred to in subclause (A) of the preceding sentence shall set forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition, within 120 days after the end of each Fiscal Year, commencing with Fiscal Year 2002 EOTT MLP will furnish a certificate signed by such accountants (1) stating that they have read this Agreement, and (2) further stating that in making their examination and reporting on the Consolidated financial statements described above they obtained no knowledge of any Default existing at the end of such Fiscal Year, or, if they did so conclude that a Default existed, specifying its nature and period of existence.

                  (ii) As soon as available, and in any event within 45 days after the end of each of Fiscal Quarter of each Fiscal Year, (1) EOTT MLP's Consolidated balance sheet as of the end of such Fiscal Quarter and Consolidated statements of EOTT MLP's operations and cash flows for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, (2) consolidating balance sheets and statements of income of each Consolidated Subsidiary as of (A) the end of such Fiscal Quarter or (B) for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal and recurring adjustments in conformity with GAAP, and as soon as available, and in any event within 60 days after the end of the last Fiscal Quarter of each Fiscal Year, EOTT MLP's unaudited Consolidated balance sheet as of the end of such Fiscal Quarter and Consolidated statement of operations for such Fiscal Quarter and for the period from the beginning of the current Fiscal Year to the end of such Fiscal Quarter.

                  (iii) As soon as available, and in any event within 45 days after the end of each calendar month, (1) EOTT MLP's unaudited Consolidated balance sheet as of the end of such month and an unaudited Consolidated statement of EOTT MLP's earnings for such calendar month, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal and recurring adjustments in conformity with GAAP and (2) a report setting forth for such month aggregate volumes for all marketing activities of all Debtors.

                  (iv) Together with each set of financial statements furnished under subsections (i), (ii) and (iii) above, a certificate in the form of Exhibit B signed by the chief financial officer or treasurer of EOTT Energy stating that such financial statements are accurate and complete in all material respects (subject to normal and recurring adjustments in conformity with GAAP in the case of unaudited financial statements), stating that he has reviewed the Credit Documents containing the calculations and stating that no Default exists at the end of such Fiscal Quarter or month, respectively, or at the time of such certificate or specifying the nature and period of existence of any such Default.

                  (v) Promptly, copies of all material pleadings, notices, orders and other papers filed in the Cases and copies of all reports filed with the United States Trustee in the Cases.

                  (vi) No later than 12:00 pm (noon) on Monday of each week, (1) the Cash Budget, (2) a cash flow report showing actual performance for each weekly period reflected in the Cash Budget and variance of actual performance from projected performance in the Cash Budget, commencing the week ended October 12, 2002, (3) a Barrel Report, (4) a Weekly Compliance Certificate and (5) a Borrowing Base Report in the form of Exhibit C with such supporting information in detail as may from time to time be prescribed by the LC Agent, duly completed and certified by an authorized officer of EOTT Energy. Each Borrowing Base Report shall include (A) a detailed listing of each Borrower's Accounts and Eligible Crude/Product/Liquid Deliveries; (B) a detailed listing of the volumes of each such party's crude oil and NGLs and the location of same; and
         (C) a listing of each such party's crude oil, refined petroleum product or NGL repurchase transactions in place or executed during the period covered by such report.

                  (vii) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by EOTT MLP to its unit holders and all registration statements, prospectus supplements, periodic reports and other statements and schedules filed by EOTT MLP with any securities exchange, the Securities and Exchange Commission or any similar governmental authority.

                  (viii) From time to time upon request, a written or oral report, in reasonable detail, as to the status of the Reorganization Plan.

                  (ix) On each Business Day, (1) a Cash Flow Report in the form of Exhibit D duly completed by an authorized officer of EOTT Energy, as of the preceding Business Day and (2) a statement reconciling such report with the most recent Cash Flow Report previously delivered pursuant to this subsection (ix).

                  (x) As soon as available, and in any event within 45 days after the end of Fiscal Year 2002, an environmental compliance certificate signed by the chief executive officers of EOTT GP and EOTT Energy in the form attached hereto as Exhibit E. Further, if requested by the LC Agent, the Debtors shall permit and cooperate with an environmental and safety review made in connection with the operations of the Debtors' properties one time during each Fiscal Year, by consultants selected by the LC Agent which review shall, if requested by the LC Agent, be arranged and supervised by environmental legal counsel for the LC Agent, all at the Debtors' cost and expense. The consultant shall render an oral or written report, as specified by the LC Agent, based upon such review at the Debtors' cost and expense and a copy thereof will be provided to the Debtors.

                  (xi) Concurrently with the annual renewal of the Debtors' insurance policies, the Debtors shall at their own cost and expense, if requested by the LC Agent in writing, cause a certificate or report to be issued by the Debtors' professional insurance consultants or other insurance consultants satisfactory to the LC Agent certifying that the Debtors' insurance for the next succeeding year after such renewal (or for such longer period for which such insurance is in effect) complies with the provisions of this Agreement and the Security Documents.

                  (xii) On or about the fifth (5th) (but no later than the eighth (8th)) and on or about the twentieth (20th) (but no later than the twenty-third (23rd)) day of each calendar month and upon request by the LC Agent an Open Position Report in the form of Exhibit F, with such supporting information in detail as may from time to time be prescribed by the LC Agent, duly completed by an authorized officer of EOTT Energy as of the last day of the preceding month if delivered on or about the fifth (5th) day of a month, as of the fifteenth (15th) day if delivered on or about the twentieth (20th) day of a month, or as of the date otherwise requested. Such report shall include (A) a listing of all long and short positions; (B) crude oil, refined petroleum product and NGL location information; (C) pricing information published by an independent publication acceptable to the LC Agent; and (D) a report on a mark to market basis of all Fixed Price Contracts together with a complete list of all net realized gains and losses on any Fixed Price Contracts in form satisfactory to the LC Agent.

                  (xiii) On or before the tenth (10th) Business Day following receipt by any Borrower or any other Debtor, a copy of any account statement received from any bank, securities intermediary, commodities or futures broker or other institution with whom such Borrower or such Debtor maintains any deposit, investment, trading or other account.

                  (xiv) Within 30 days after the end of each calendar month, a copy of the Lease Volume Report attached hereto as Exhibit K.

                  (xv) Promptly, from time to time, such other information, documents or reports regarding any Borrower or any other Debtor (including accountants' management letters and updates to the Cash Budget) as the LC Agent may request, including any regulatory filings.

                  (e) Other Information and Inspections. In each case, subject to the last sentence of this Section 9(e), each Debtor will furnish to each LC Participant any information that the LC Agent or any LC Participant may from time to time request concerning any covenant, provision or condition of the Credit Documents or any matter in connection with the Debtors' businesses and operations. In each case, subject to the last sentence of this Section 9(e), each Debtor will permit representatives appointed by the LC Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect during normal business hours any of such Debtor's property, including its books of account, other books and records and any facilities or other business assets, to make extra copies therefrom and photocopies and photographs thereof and to write down and record any information such representatives obtain, and each Debtor shall permit the LC Agent or its representatives to investigate and verify the accuracy of the information furnished to the LC Agent or any LC Participant in connection with the Credit Documents and to discuss all such matters with its officers, employees and, upon prior notice to the Borrower Representative, its representatives. Without limitation of the foregoing, at such reasonable times and intervals as the LC Agent and the LC Participants shall reasonably request, Borrowers shall permit the LC Agent and its representatives to conduct an audit, examination, test and verification of the Collateral and the other business and assets of the Debtors and in connection with such examination to have full access to and the right to examine, audit, make abstracts and copies from and inspect the Debtors' records, files, books of account and all other documents, instruments and agreements to which any Debtor is a party. Borrowers shall pay all reasonable costs and expenses of the LC Agent associated with any such audits. Additionally, at Borrowers' expense, from time to time the LC Agent may require an inspection of the Collateral in storage at EOTT Terminals to be conducted by an independent appraiser selected by the LC Agent. Each of the foregoing audits, inspections and examinations shall be made subject to compliance with applicable safety standards and the same conditions applicable to any Debtor in respect of property of that Debtor on the premises of Persons other than a Debtor or an Affiliate of a Debtor, and all information, books and records furnished or requested to be furnished, or of which copies, photocopies or photographs are made or requested to be made, all information to be investigated or verified and all discussions conducted with any officer, employee or representative of any Debtor shall be subject to any applicable attorney-client privilege exceptions that the Debtor reasonably determines is necessary and to compliance with conditions to disclosures under non-disclosure agreements between any Debtor and Persons other than a Debtor or an Affiliate of a Debtor, and subject further to the express undertaking of each Person acting at the direction of or on behalf of the LC Agent to be bound by the confidentiality provisions of Section 17(p).

                  (f) Appraisals for Eligible Fixed Assets. Each Debtor will, within 45 days of the Closing Date, deliver to the LC Agent, all necessary appraisals conducted by an appraiser selected by the LC Agent in order to calculate the Appraised Value of Eligible Fixed Assets.

                  (g) Notice of Material Events and Change of Address. Each Debtor will notify each LC Participant, not later than five Business Days after any executive officer of such Debtor has knowledge thereof, stating that such notice is being given pursuant to this Agreement, of:

                  (i) the occurrence of any Material Adverse Change,

                  (ii) the occurrence of any Default,

                  (iii) the acceleration of the maturity of any Indebtedness owed by any Debtor or of any default under any post-petition indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such default could cause a Material Adverse Change,

                  (iv) the occurrence of any Termination Event,

                  (v) Under any Environmental Law, any claim of $1,000,000 or more, any notice of potential liability that might be reasonably likely to exceed such amount or any other material adverse claim asserted against any Debtor or with respect to any Debtor's properties taken as a whole,

                  (vi) (1) any material loss, damage, investigation, action, suit, proceeding, claims, setoff, withholding or other defenses relating to the Collateral, and (2) the occurrence of any Event of Default or event which, with the passing of time or giving of notice or both, would constitute an Event of Default, and

                  (vii) the filing of any suit or proceeding, or the assertion in writing of a claim against any Debtor or with respect to any Debtor's properties.

         Upon the occurrence of any of the foregoing, the Debtors will take all necessary or appropriate steps to remedy promptly any such Material Adverse Change, Default, acceleration, default or Termination Event to protect against any such adverse claim, to defend any such suit or proceeding and to resolve all controversies on account of any of the foregoing. The Debtors will also notify the LC Agent and the LC Agent's counsel in writing at least 20 Business Days prior to the date that any Debtor changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Collateral, furnishing with such notice any necessary financing statement amendments or requesting the LC Agent and its counsel to prepare the same.

                  (h) Maintenance of Properties. Each Debtor will maintain, preserve, protect and keep all Collateral and all other property used or useful in the conduct of its business in good condition (ordinary wear and tear excepted) and in material compliance with all applicable Laws and will from time to time make all repairs, renewals and replacements reasonably needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

                  (i) Discharge of Liens. At its option, should any Debtor fail to do so, except to the extent permitted hereunder, the Collateral Agent may discharge post-petition taxes, Liens or security interests or other encumbrances or charges at any time levied or placed on the Collateral and may pay for the insurance, maintenance and preservation of the Collateral. The Borrowers agree to reimburse the Collateral Agent on demand, together with interest thereon at the Alternate Base Rate, for any payment made or expense incurred by the Collateral Agent in connection with the foregoing or otherwise under this Agreement, and any such payment or expense shall constitute a part of the Obligations secured by the Collateral.

                  (j) Maintenance of Existence and Qualifications. Each Debtor will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify will not cause a Material Adverse Change.

                  (k) Payment of Trade Liabilities, Taxes, etc. Each Debtor will
(i) timely file all required tax returns including any extensions; (ii) timely pay all post-petition taxes, assessments and other governmental charges or levies imposed upon it or upon its income, profits or property; (iii) within 120 days after the date such goods are delivered or such services are rendered, pay all post-petition Liabilities owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (iv) pay and discharge when due all other post-petition Liabilities now or hereafter owed by it, other than royalty payments suspended in the ordinary course of business; and (v) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. However, each Debtor may delay paying or discharging any of the foregoing so long as it has set aside on its books adequate reserves therefor in accordance with GAAP and (i) it is in good faith contesting the validity thereof in the Enron Bankruptcy Proceedings, if applicable, or by other appropriate proceedings, if necessary or (ii) it is in good faith contesting the validity of such Liability, and such Liability is claimed by an Affiliate of Enron that is not a debtor-in-possession in the Enron Bankruptcy Proceedings.

                  (l) Insurance. Each Debtor shall at all times carry insurance for all of its property (irrespective of whether such property is owned or acquired before, on or after the Closing Date) with financially sound and reputable insurers, of a character usually carried by responsible Persons engaged in the same business or a business similarly situated against loss or damage, of the kinds and in the amounts customarily carried by such Persons and carry such other insurance as is usually carried by such Persons, including, without limitation, insurance against its liability for injury to Persons (with the LC Agent, the LC Participants and the Collateral Agent named as additional insureds), all in amounts and of the type currently carried by such Debtor. Within thirty (30) days after the Closing Date, Borrower will provide to the LC Agent a detailed schedule describing all insurance coverages maintained by or for any Debtor together with copies of the underlying policies. Within thirty
(30) days after the Closing Date, all insurance policies covering Collateral shall be endorsed (i) to provide for payment of losses to the Collateral Agent,
(ii) to provide that such policies may not be canceled or reduced or affected in any material manner for any reason without 15 days prior notice to the Collateral Agent and (iii) to provide for any other matters specified in any applicable Security Document or which the Collateral Agent may reasonably require.

                  (m) Performance on Borrowers' Behalf. If any Debtor fails to pay any post-petition taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Credit Document, the LC Agent may pay the same after notice of such payment by the LC Agent is given to the Borrower Representative. Borrower shall immediately reimburse the LC Agent for any such payments and each amount paid by the LC Agent shall constitute an Obligation owed hereunder that is due and payable on the date such amount is paid by the LC Agent.

                  (n) Interest. Borrower hereby promises to each LC Participant to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any LC Participant) that Borrower has in this Agreement promised to pay to such LC Participant and that are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.

                  (o) Compliance with Agreements and Law. Subject to its rights and duties as a debtor in a Case, each Debtor will perform all material obligations it is required to perform under the terms of each indenture, including in the case of EOTT MLP, the EOTT MLP Senior Notes Indenture, mortgage, deed of trust, security agreement, lease and franchise and each material agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound, except where performance is excused or delayed by the

Bankruptcy Code. Each Debtor will conduct its business and affairs in compliance with all Laws applicable thereto.

                  (p) Environmental Matters; Environmental Reviews.

                  (i) Each Debtor will comply in all material respects with all Environmental Laws now or hereafter applicable to such Debtor as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters and will obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect.

                  (ii) Each Debtor will promptly furnish to the LC Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by any such Debtor after the date hereof, or of which it has notice after the date hereof, pending or threatened against such Debtor, the potential liability of which exceeds $1,000,000 or could cause a Material Adverse Change if resolved adversely against such Debtor, by any governmental authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business.

                  (iii) Each Debtor will promptly furnish to the LC Agent all requests for information, notices of claim, demand letters and other notifications received after the date hereof by such Debtor in connection with its ownership or use of its properties or the conduct of its business, relating to potential responsibility with respect to any investigation or clean-up of Hazardous Material at any location, the potential liability of which exceeds $1,000,000 or could cause a Material Adverse Change if resolved adversely against such Debtor.

                  (q) Evidence of Compliance. Subject to the last sentence of
Section 9(e), each Debtor will furnish to each LC Participant at such Debtor's expense all evidence which the LC Agent from time to time reasonably requests in writing as to the accuracy and validity of or compliance with all representations, warranties and covenants made by any Debtor in the Credit Documents, the satisfaction of all conditions contained therein and all other matters pertaining thereto.

                  (r) Agreement to Deliver Security Documents. To further secure the Obligations whenever requested by the LC Agent in its sole and absolute discretion, the Debtors will deliver chattel mortgages, security agreements, financing statements and other Security Documents in form and substance satisfactory to the LC Agent for the purpose of granting, confirming and perfecting first and prior Liens or security interests in any personal property (tangible or intangible) now owned or hereafter acquired by any Debtor.

                  (s) Guaranties of Newly Created or Acquired Subsidiaries. Each Subsidiary of EOTT created, acquired or coming into existence after the date hereof shall, promptly upon request by the LC Agent, execute and deliver to the LC Agent an instrument of joinder pursuant to which each Subsidiary adopts, ratifies, confirms and agrees to perform and be bound by Section 13 hereof and the absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of Borrower hereunder set forth therein, which instrument shall otherwise be satisfactory to the LC Agent in form and substance. EOTT MLP will cause each such Subsidiary to deliver to the LC Agent, simultaneously with its delivery of such an instrument of joinder, written evidence satisfactory to the LC Agent and its counsel that such Subsidiary has taken all corporate, limited liability company or partnership action necessary to duly approve and authorize its execution, delivery and performance of such instrument and any other documents that it is required to execute.

                  (t) Compliance with Agreements. Each Debtor shall observe, perform or comply with any term or condition under the Restructuring Agreement. In addition, each Debtor shall observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such agreement or instrument is materially significant to such Debtor or to EOTT MLP on a Consolidated basis or materially significant to any Guarantor, unless any such failure to so observe, perform or comply is remedied within the applicable period of grace (if any) provided in such agreement or instrument.

                  (u) Risk Management Policies. During the term of this Agreement, EOTT MLP will maintain in effect the Risk Management Policies and adhere to and conduct its risk management activities, and cause the other Debtors to adhere to and conduct their respective risk management activities, in accordance with such policies. The Borrower Representative shall provide written notice to the LC Agent of any changes to the Risk Management Policies that the EOTT Energy board of directors adopts promptly upon the EOTT Energy board of directors' action thereon, and in no event more than 30 days after approval by the EOTT Energy board of directors of such changes.

                  (v) Critical Vendor Program. The Debtors shall have established a critical vendor program satisfactory to the LC Agent on the date of the Second Interim Order.

                  (w) Retention of Financial Advisor and Commercial Finance Audits. The Debtors acknowledge that the LC Agent and/or the LC Agent's Special Counsel may continue to retain KPMG to, among other things, make visits to, and discuss financial and operational matters with, the Borrowers and to advise the LC Agent and the LC Participants as to business, operations and financial condition of the Debtors. Such consultant shall not be limited in the frequency of visits to the facilities of the Debtors. The Debtors shall cooperate with such consultant and provide such consultant with all information reasonably requested by such consultant in connection with its engagement by the LC Agent and/or the LC Agent's Special Counsel. Upon the reasonable request of the LC Agent, the Borrowers will obtain and deliver to the LC Agent, or, if the LC Agent so elects, will cooperate with the LC Agent in the LC Agent's obtaining, a report of an independent collateral auditor satisfactory to the LC Agent (which may be affiliated with one of the LC Participants) with respect to the accounts, inventory and fixed assets components included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Certificate most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the accounts receivable (including verification with respect to the amount, aging, identity and credit of the respective Account Debtors and the billing practices of the Borrowers) and inventory (including verification as to the value, location and respective types). All such collateral value reports shall be conducted and made at the expense of the Borrowers.

10. NEGATIVE COVENANTS. To conform with the terms and conditions under which each LC Participant is willing to have Extensions of Credit outstanding to the Borrowers, and to induce each LC Participant to enter into this Agreement and make the Extensions of Credit, the Debtors covenant and agree jointly and severally that until the full and final payment in cash of the Obligations and the expiration or termination of all Letters of Credit, unless the Majority LC Participants have previously agreed otherwise:

                  (a) Indebtedness. No Debtor will in any manner owe or be liable for Indebtedness except:

                  (i) the Obligations;

                  (ii) Indebtedness arising under Hedging Contracts permitted under Section 10(d) or consisting of options, swaps, collars and similar instruments that relate to crude oil, refined petroleum products or NGLs that satisfy the requirements of subclauses (A), (B) and (C) of the proviso to the definition of "Hedging Contracts";

                  (iii) Indebtedness of any Borrower owing to any other
         Borrower;

                  (iv) Liabilities with respect to obligations to deliver crude oil, refined petroleum products or NGLs or to render terminalling or storage services in consideration for advance payments to a Borrower; provided, however, such delivery or rendering, as applicable, is to be made within 60 days after such payment;

                  (v) guaranties by EOTT MLP or any Borrower of trade payables of any Borrower incurred and paid in the ordinary course of business on ordinary trade terms;

                  (vi) Indebtedness of the Debtors incurred prior to the Filing Date;

                  (vii) any Indebtedness outstanding under the SCTSC Purchase Agreements;

                  (viii) any Indebtedness existing under the note referred to in the Enron Settlement Agreement;

                  (ix) any Indebtedness existing under the Lehman DIP Credit Agreement not exceeding $75,000,000 in principal amount, less any optional or mandatory prepayments or repayments of principal;

                  (x) any Indebtedness existing under the EOTT MLP Senior Notes; and

                  (xi) Daylight Overdraft obligations to Standard Chartered, as contemplated in the Intercreditor Agreement, not to exceed $15,000,000.

                  (b) Accounts. No Debtor shall, without the prior written consent of the Majority LC Participants, open or maintain any commodity, investment, securities or deposit accounts except for those listed on the Disclosure Schedule.

                  (c) Limitation on Liens. No Debtor will assign, sell, mortgage, lease, transfer, set over, pledge, grant any security interest in or Lien upon, encumber, or otherwise dispose of or abandon any Accounts, inventory, cash, investment securities, margin deposit accounts with commodities brokers or other rights or properties that constitute Collateral, whether now owned or hereafter acquired, nor will any Debtor permit any such Lien, encumbrance or disposition to exist or occur with respect to such property, except for (i) the sale from time to time in the ordinary course of business of such property as may constitute inventory of such Debtor; (ii) Liens in favor of the Collateral Agent; (iii) taxes constituting a Lien but not due and payable; (iv) Liens described in any description of property attached to any mortgage, deed of trust or fixture filing included in the Security Documents and any renewals, extensions or modifications (but not enlargements) thereof; (v) Liens securing purchase money financing for any property or asset hereafter acquired; (vi) Liens reserved in leases, or arising by operation of law, for rent and for compliance with the terms of the lease with respect to leasehold estates; (vii) mechanic's or materialmen's Liens or other similar Liens, whether contractual or arising by operation of law, for amounts that are not more than 60 days past due or the validity of which is being contested in good faith by appropriate proceedings; (viii) those consented to in writing by the LC Agent; and (ix) Permitted Liens. Except as provided in the Intercreditor Agreement, no Debtor shall abandon, forfeit, surrender, or release any rights in the Collateral or enter into any operating, joint venture or similar agreement with respect to the Collateral.

                  (d) Hedging Contracts. No Debtor will be a party to or in any manner be liable on any Hedging Contract, except Hedging Contracts to hedge the Debtors' risk from fluctuations in commodity prices in the ordinary course of business or pursuant to the Crude Oil Repurchase Agreement.

                  (e) Limitation on Mergers, etc. and Issuances of Securities. Except as expressly provided in this Section and as contemplated by the Reorganization Plan filed with the Bankruptcy Court, no Debtor will (i) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (ii) acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person except for (1) purchases of inventory and other property to be sold or used in the ordinary course of business, and (2) Investments permitted under Section 10(h) or (iii) sell, transfer, lease, exchange, alienate or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired, except for sales or transfers not prohibited by Section 10(f). EOTT MLP will not issue any securities other than limited partnership interests and any options or warrants giving the holders thereof only the right to acquire such interests. No Subsidiary of EOTT MLP will issue any additional partnership or limited liability company interests or shares of its capital stock or other securities or any options, warrants or other rights to acquire such additional partnership or limited liability company interests or shares or other securities, except that a direct Subsidiary of a Debtor may issue additional partnership or limited liability company interests or shares or other securities to such Debtor or to EOTT MLP so long as such Subsidiary is a Wholly Owned

Subsidiary of EOTT MLP after giving effect thereto. No Subsidiary of a Borrower which is a partnership will allow any diminution of such Borrower's interest (direct or indirect) therein.

                  (f) Limitation on Asset Sales. No Debtor will sell, transfer, lease, exchange, alienate or dispose of any Collateral or any of its material assets or properties or any material interest therein, including pursuant to any sale/leaseback transaction, except:

                  (i) equipment that is worthless or obsolete or no longer necessary or useful to the proper conduct of its business or that is replaced by equipment of equal suitability and value;

                  (ii) (x) inventory (including pipeline linefill) sold in the ordinary course of business on ordinary trade terms and (y) such inventory sold pursuant to the Crude Oil Purchase Agreement (including documents of title delivered to SCTSC in connection therewith and all proceeds thereof);

                  (iii) Accounts, contract rights and any proceeds thereof sold pursuant to the Receivables Purchase Agreement; and

                  (iv) Designated Assets on terms and conditions satisfactory to the LC Agent.

         All proceeds of any such sales shall be paid directly to the Collateral Agent as provided for in the Intercreditor Agreement. No Debtor will sell, transfer or otherwise dispose of capital stock of or partnership or other interests in any of its Subsidiaries except to EOTT MLP or a Wholly Owned Subsidiary of EOTT MLP. No Debtor will discount, sell, pledge or assign any notes payable to it, Accounts or future income. The Collateral Agent will, at the Borrower Representative's request and expense, execute a release, satisfactory to the Borrower Representative and the LC Agent, of any Collateral so sold, transferred, leased, exchanged, alienated or disposed of pursuant to this Section 10(f).

                  (g) Limitation on Distributions, Dividends and Redemptions. No Debtor will declare or pay any dividends on, or make any other distribution of any kind in respect of, any class of its capital stock or any partnership, limited liability company or other interest in it, nor will any Debtor directly or indirectly make any capital contribution of any nature to, or purchase, redeem, acquire or retire any shares of the capital stock of or partnership or limited liability company interests in, any Debtor (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of any Debtor, while any Obligations are outstanding. Notwithstanding the foregoing, Subsidiaries of a Borrower shall not be restricted, directly or indirectly, from declaring and paying dividends or making any other distributions to such Borrower.

                  (h) Limitation on New Businesses, Investments and Capital Expenditures. No Debtor will (i) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business, (ii) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, (iii) make any capital contributions to or other Investments in any Person, other than Permitted Investments, or (v) make or incur any Capital Expenditures other than Permitted Capital Expenditures. All transactions permitted under this Section are subject to Section 10(f).

                  (i) Limitation on Credit Extensions. Except for Permitted Investments and Hedging Contracts permitted under Section 10(d), no Debtor will extend credit, make advances or make loans other than normal and prudent extensions of credit to customers buying goods and services in the ordinary course of business or to another Debtor in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner.

                  (j) Transactions with Affiliates. No Debtor will engage in any material transaction with Enron or any of its Affiliates, except as contemplated in the Enron Settlement Agreement and the Employee Transition Agreement.

                  (k) Prohibited Contracts. Except as expressly provided for in the Credit Documents and as described in the Disclosure Schedule, no Debtor will, directly or indirectly, enter into, create or otherwise allow to exist any contract or other consensual arrangement restricting the ability of any Subsidiary of EOTT MLP, including but not limited to any Borrower to: (i) pay dividends or make other distributions, (ii) purchase or redeem equity interests held in it by any Borrower or EOTT MLP, (iii) repay loans and other Indebtedness owing by it to Borrower or EOTT MLP, (iv) transfer any of its assets to any Borrower or EOTT MLP or (v) create, incur, assume or suffer to exist any Lien upon its property or assets to secure the Obligations. No Debtor will enter into any "take-or-pay" contract or other contract or arrangement for the purchase of goods or services that obligates it to pay for such goods or service regardless of whether they are delivered or furnished to it other than contracts for pipeline capacity or for services in either case reasonably anticipated to be utilized in the ordinary course of business. No ERISA Affiliate will incur any obligation to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA that is subject to Title IV of ERISA. No Debtor shall prepay the principal of, or purchase, redeem or otherwise acquire or retire for value, any of the EOTT MLP Senior Notes.

                  (l) Modification of Certain Agreements. Except as contemplated by the Reorganization Plan filed with the Bankruptcy Court, no Debtor will amend, modify, or permit any amendment or modification to (i) its partnership agreement, limited liability company agreement, certificate of formation, certificate of incorporation or other organizational document, as applicable,
(ii) the EOTT MLP Senior Notes Indenture, or (iii) any contract or lease, that releases, qualifies, limits, makes contingent or otherwise detrimentally affects the rights and benefits of the LC Agent or any other Lender Party under or acquired pursuant to any Security Documents.

                  (m) Open Positions. The Debtors shall at all times limit their Open Positions in accordance with the Risk Management Policies as from time to time in effect.

                  (n) Redelivery of Borrowing Base Report. If any contract gives rise to an Eligible Receivable that is reflected in a Borrowing Base Report representing the obligation to deliver crude oil in the month next succeeding the month in which the Borrowing Base Report is delivered, and such contract is modified, sold or exchanged in any way that would negatively affect the Borrowing Base, then the Borrower Representative shall immediately (i) deliver to the LC Agent a revised Borrowing Base Report satisfactory to the LC Agent and
(ii) make any prepayment as may be required under Section 2(g) resulting from such reduced Borrowing Base.

                  (o) Books and Records. No Debtor shall permit any material change in the accounting treatment or reporting practices of each Debtor from those used in preparation of the financial statements referenced in Section 9(d), except as required or permitted under GAAP.

                  (p) Bankruptcy Cases. No Debtor will seek, consent or suffer to exist (i) any modification, stay, vacation or amendment to the Orders, unless
(1) the LC Participants have failed to perform their obligations hereunder in any respect material to the business operations of the Debtors and the effect of such modification, stay, vacation or amendment is solely to remedy such failure or to obtain for the Debtors substitute performance or (2) the LC Agent has consented to such modification, stay, vacation or amendment in writing, (ii) a priority claim for administrative expense or unsecured claim against any of the Debtors (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expense of the kind specified in
Section 503(b), 506(c) or 507(b) of the Bankruptcy Code) equal or superior to the priority claims of the LC Agent and the LC Participants in respect of the Obligations, except for Agreed Administrative Expenses, or (iii) any Lien on any Collateral, having a priority equal or superior to the Liens in favor of the LC Agent and the LC Participants or the Collateral Agent in respect of the Obligations or securing the Prepetition Bank Debt, except for Permitted Prior Liens.

                  (q) Cash Budget. No Debtor will permit the actual Cumulative Net Cash Flow for any two consecutive Reference Periods to be less than 90% of the amount of projected Cumulative Net Cash Flow for such Reference Periods as specified in the Fixed Cash Budget.

                  As used herein:

                  (i) "CUMULATIVE NET CASH FLOW" has the meaning set forth in the Initial Cash Budget;

                  (ii) "FIXED CASH BUDGET" means the Initial Cash Budget and any other subsequent sixteen-week weekly cash revenue and expense budget prepared by the Debtors and approved by the LC Agent as to form and substance and designated in writing by the Debtors and the LC Agent as the "Fixed Cash Budget" for purposes of this Agreement. In the event that the Initial Cash Budget has not been replaced by a subsequent Fixed Cash Budget, as provided above, then for periods between the last period covered by the Initial Cash Budget and the Maturity Date, and for purposes of determining compliance with this Section 10(q), the projected Cumulative Net Cash Flow shall be determined by extrapolating the Cumulative Cash Flow for the last month covered by the Initial Cash Budget on a basis satisfactory to the LC Agent; and

                  (iii) "REFERENCE PERIOD" means any period described in the Fixed Cash Budget which starts with the first week covered by such Budget and ends with the most recently ended week. Accordingly, the first Reference Period will be the first week covered by the Fixed Cash Budget, the second Reference Period will be the first two weeks (considered as a single period) covered by the Fixed Cash Budget, the third Reference

                           Period will be the first three weeks (considered as a single period) covered by the Fixed Cash Budget, and so on.

                  (r) Minimum Crude Oil Lease Volumes. No Debtor shall permit aggregate crude oil purchases at the lease during any month to be less than 98% of the Minimum Lease Volumes. As used herein, "Minimum Lease Volume" means 230,000 barrels per day. In the event that the Borrowers wish to enter into a marketing arrangement with a third party that will cause a decrease in aggregate crude oil purchases from leaseholders, the LC Participants may amend this clause
(s) to reduce the Minimum Lease Volume in accordance with Section 17(r).

                  (s) Prepetition Indebtedness. The Debtors shall not pay or discharge, or cause to be paid or discharged, any Indebtedness of any Debtor incurred before the Filing Date other than payments:

                  (i) on Prepetition Bank Debt;

                  (ii) approved by the Bankruptcy Court on or before the date of the Second Interim Order, including, without limitation, the Critical Vendor Order;

                  (iii) required by Section 1114 of the Bankruptcy Code;

                  (iv) as required in the Reorganization Plan, on or about the effective date of the Reorganization Plan; or

                  (v) of severance and other payments approved by the Bankruptcy Court and to which the LC Agent consents in writing.

         None of the Borrowers shall (x) file any motion with the Bankruptcy Court in accordance with Section 546(g) of the Bankruptcy Code seeking to return any goods shipped to any of the Borrowers prior to the Filing Date, or (y) consent to any creditor taking a set-off against any Prepetition Bank Debt based upon any such return pursuant to Section 553(b)(1) of the Bankruptcy Code or otherwise, in each case without the LC Agent's consent in writing.

11. EVENTS OF DEFAULT. Each of the following events constitutes an Event of Default under this Agreement:

                  (a) Borrower fails to pay any Obligations with respect to any Matured DIP LC Obligations when due and payable;

                  (b) Any Debtor fails to pay any Obligation (other than the Obligations in subsection (a) above) when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, within three Business Days after the same becomes due;

                  (c) Any event defined as a "default" or "event of default" in any Credit Document (other than this Agreement and such "events of default" that are defined to have occurred upon the occurrence of Events of Default hereunder) occurs, and the same is not remedied within the applicable period of grace (if any) provided in such Credit Document;

                  (d) Any Debtor fails to duly observe, perform or comply with any covenant, agreement or provision of Section 2(g), Section 2(h), Section 9(f), Section 9(g),
                           Section 9(l), or Section 10;

                  (e) Any Debtor fails (other than as referred to in subsection (a), (b), (c) or (d) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Credit Document to which it is a party, and such failure remains unremedied for a period of 10 days after notice of such failure is given by the LC Agent to the Borrower Representative;

                  (f) Any representation or warranty previously, presently or hereafter made or deemed made in writing by or on behalf of any Debtor in connection with any Credit Document shall prove to have been false or incorrect in any material respect on any date on or as of which made or deemed made, or any Credit Document at any time ceases to be valid, binding and enforceable as warranted in Section 8(b) for any reason other than its release or subordination by all LC Participants;

                  (g) Any Debtor shall default in the payment when due of any principal of or interest on any postpetition Indebtedness, or any prepetition Indebtedness if, by order of the Bankruptcy Court issued with respect to such prepetition Indebtedness, the default thereunder entitles the holder thereof to relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code, in excess of $500,000 in the aggregate of such postpetition or prepetition Indebtedness, or any event specified in any note, agreement, indenture, mortgage, deed of trust, security agreement or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such post-petition Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such post-petition Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity;

                  (h) Any Debtor has entered against it judgment or execution action which remains undismissed for a period of thirty (30) days, or relief from the automatic stay under Section 362(a) of the Bankruptcy Code shall be granted to any creditor or creditors of any of the Debtors with respect to assets having an aggregate value in excess of $500,000 or where the deprivation of any of the Debtors of such assets would reasonably be expected to have a material adverse effect on the Debtors, considered as a whole;

                  (i)      Any Change in Control occurs;

                  (j) Any Borrower (i) maintains in effect Risk Management Policies that are not Currently Approved by the LC Agent or (ii) fails to adhere to or conduct its risk management activities, or cause the other Debtors to adhere to or conduct their respective risk management activities, in accordance with the Risk Management Policies as in effect from time to time;

                  (k)      Any Material Adverse Change occurs;

                  (l) Any of the Borrowers shall be enjoined from conducting any part of its business as a debtor in possession;

                  (m) The Bankruptcy Court shall enter an order (i) amending, supplementing, altering, staying, vacating rescinding or otherwise modifying any Order or any other order with respect to any of the Cases affecting in any material respect this Agreement or the Prepetition Credit Agreement, (ii) appointing a chapter 11 trustee or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code in any of the Cases, (iii) dismissing any of the Cases or converting any of the Cases to a chapter 7 case, (iv) granting relief from the automatic stay to any creditor holding or asserting a Lien or reclamation claim on a material portion (i.e. more than $500,000 in the aggregate) of the assets of any of the Borrowers or where the deprivation of any of the Borrowers of such assets would reasonably be expected to have a material adverse effect on the Borrowers, considered as a whole, or (v) granting of any security interest in or any Lien on any property of the Debtors in favor of any party (other than liens granted pursuant to the Second Interim Order or otherwise permitted therein);

                  (n) The Bankruptcy Court shall fail to sign the Final Order by October 25, 2002;

                  (o) An application shall be filed by any of the Borrowers for the approval of any other Superpriority Claim (exclusive of the Superpriority Claim in favor of the Prepetition Lenders, the LC Participants, the LC Issuer, the Term Lenders, the Administrative Agents and the Collateral Agent) in any of the Cases which is pari passu with or senior to the claims of the LC Agent and the LC Participants against any of the Borrowers unless after giving effect to the transactions contemplated by such application all Obligations and the Prepetition Bank Debt (whether contingent or otherwise) shall be paid in full in cash and the DIP Maximum Commitment shall be terminated, or there shall arise any such Superpriority Claim;

                  (p) Any of the Borrowers shall be unable to pay its postpetition debts as they mature or shall fail to comply with any order of the Bankruptcy Court in any material respect;

                  (q) Any party to the Restructuring Agreement (other than any of the Prepetition Lenders) shall breach any of its obligations under the Restructuring Agreement;

                  (r) The occurrence of an event of default under any of the Orders or, when it was in effect, the First Interim Order or the Second Interim Order; or

                  (s) Any of the Borrowers shall file a motion in any of the Cases (i) except as provided in the Orders, to use cash collateral of the LC Participants or of the Prepetition Lenders under Section 363(c) of the Bankruptcy Code without the LC Participants' and the Prepetition Lenders' consent, (ii) to recover from any portions of the Collateral any costs or expenses of preserving or disposing of such Collateral pursuant to Section 506(c) of the Bankruptcy Code, or
                           (iii) to take any other action or actions adverse to the LC Participants or the Prepetition Lenders or their rights and remedies hereunder or any of the other Credit Documents or any of the documents evidencing or creating any of the Prepetition Bank Debt or the LC Participants' or the Prepetition Lenders' interest in any of the Collateral; or

                  (t) Any failure to complete the following actions within the time periods set forth below:

                           (i) By the week of December 3, 2002, hearing held on the adequacy of the disclosure statement;

                           (ii) By January 3, 2003, mail solicitation materials to creditors, Bondholders and the Enron Parties;

                           (iii) By February 4, 2003, obtain all ballot and confirmation and objections to Reorganization Plan;

                           (iv) By February 11, 2003, hearing held on confirmation of Reorganization Plan; and

                           (v) By March 1, 2003, Reorganization Plan to become effective.

                  (u) Any event defined as a "default" or "event of default" in either SCTSC Purchase Agreements occurs and the same is not remedied within the applicable period of grace (if any) provided in such SCTSC Purchase Agreement.

12. RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of any Event of Default, the LC Agent, upon the direction of the Majority LC Participants, shall by notice to the Borrower Representative declare all or any portion of the DIP LC Obligations and other Obligations to be due and payable and/or the commitment to extend credit to the Borrowers (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the commitment to extend credit to the Borrowers shall terminate. In addition pursuant to Section 2.3(a) of the Intercreditor Agreement, if the obligations under the Lehman DIP Credit Agreement are accelerated as a result of a continuing "Event of Default" thereunder, the LC Agent, upon the direction of the Majority LC Participants, shall by notice to the Borrower Representative declare all or any portion of the Obligations to be due and payable at the same time as the obligations under the Lehman DIP Credit Agreement, whereupon the full unpaid amount of such Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment. In accordance with the Intercreditor Agreement, the LC Agent shall not exercise certain of its remedies without the consent of the Required Secured Parties (as defined in the Intercreditor Agreement).

13. GUARANTY.

                  (a) Each Guarantor hereby jointly and severally, irrevocably, absolutely and unconditionally guarantees to the LC Participants the prompt, complete and full payment and performance when due, no matter how the same shall become due, of all Obligations, including but not limited to:

                  (i) All obligations of Borrowers to make reimbursements and other payments to LC Participants in respect of Letters of Credit issued;

                  (ii) All other sums payable under this Agreement and the other Credit Documents, whether for principal, interest, fees or otherwise; and

                  (iii) Any and all other Indebtedness, obligations or Liabilities that may at any time be owed by Borrowers to the LC Participants, whether incurred heretofore or hereafter or concurrently herewith, under or pursuant to any of the Credit Documents, and including interest, attorneys' fees and collection costs as may be provided by law or in any instrument evidencing any such Indebtedness or Liability.

         Without limiting the generality of the foregoing, the Guarantors' liability hereunder shall extend to and include all postpetition interest, expenses and other Liabilities of Borrowers described above in this subsection (a), or below in the following subsection (b), which would be owed by Borrowers but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Borrower.

                  (b) If Borrowers shall for any reason fail to pay any Obligation described in Section 13(a), as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, the Guarantors will, forthwith upon demand by the LC Agent, pay such Obligation in full to the Collateral Agent for the account of the LC Participants.

                  (c) If any Guarantor fails to pay any obligation as described in the immediately preceding subsections
                           (a) or (b), each Guarantor will incur the additional joint and several obligation to pay to the Collateral Agent for the account of the LC Agent, and the Guarantors will forthwith upon demand by the LC Agent pay to the Collateral Agent for the account of the LC Agent, the amount of any and all expenses, including fees and disbursements of the LC Agent's counsel and of any experts or agents retained by the LC Agent that the LC Agent may incur as a result of such failure.

                  (d) As between the Guarantors and LC Participants, this guaranty shall be considered a primary and liquidated Liability of the Guarantors.

                  (e) Each Guarantor hereby waives all defenses based on suretyship and agrees that its obligations shall continue and the enforceability thereof against such Guarantor shall not be affected by:

                  (i) any waiver, delay or failure of any LC Participant to exercise or to exhaust any right or remedy or to bring any right or remedy or action against the Borrowers, the Collateral or any other security available to the LC Participants in connection with the Obligations;

                  (ii) any extension, renewal, settlement, compromise, modification, amendment, consent, waiver or release in any respect, arising under or in connection with any of the Obligations;

                  (iii) the existence of any claim, set-off, or other rights that any Borrower may have at any time against any Lender Party, whether in connection with the Obligations or any unrelated transactions;

                  (iv) any invalidity or unenforceability relating to or against any Borrower, for any reason, of any of the Obligations or any agreement relating thereto;

                  (v)      any Event of Default; or

                  (vi) any other act or failure to act or delay of any kind by any Borrower or Lender Party or any other circumstance whatsoever which might, but for the provisions hereof, constitute a defense available to, or a legal or equitable discharge of, the Borrowers.

                  (f) The obligations of each Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by any Lender Party in connection with the bankruptcy of the Borrowers.

                  (g) Each Guarantor hereby waives promptness, diligence, presentment, demand of payment, protest, order and receipt of any notice in connection with its obligations hereunder.

14. LC AGENT.

                  (a) Appointment and Authority. Each Lender Party hereby irrevocably authorizes the LC Agent, and the LC Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Credit Documents as are specifically delegated to the LC Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of the LC Agent to the other Lender Parties and, in so far as such action relates to them, the Prepetition Lenders, is only that of one commercial lender acting as agent for others, and nothing in the Credit Documents shall be construed to constitute the LC Agent a trustee or other fiduciary for any Lender Party and, in so far as such action relates to them, the Prepetition Lenders, nor to impose on the LC Agent duties and obligations other than those expressly provided for in the Credit Documents. With respect to any matters not expressly provided for in the Credit Documents and any matters that the Credit Documents place within the discretion of the LC Agent, the LC Agent shall not be required to exercise any discretion or take any action, and it may request instructions from the Lender Parties with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Lender Parties in so acting or refraining from acting) upon the instructions of the Majority LC Participants (including itself); provided, however, that the LC Agent shall not be required to take any action that exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Credit Documents or to applicable Law. Upon receipt by the LC Agent from the Borrower Representative of any communication calling for action on the part of the LC Participants or upon notice from the Borrower Representative or any LC Participant to the LC Agent of any Default or Event of Default, the LC Agent shall promptly notify each other LC Participant thereof.

                  (b) Exculpation, the LC Agent's Reliance, etc. Neither the LC Agent nor any of its directors, officers, agents, attorneys or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Credit Documents, including their negligence of any kind, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the LC Agent (i) may consult with legal counsel (including counsel for the Borrowers), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any other Lender Party or any Prepetition Lender and shall not be responsible to any other Lender Party or any Prepetition Lender for any statements, warranties or representations made in or in connection with the Credit Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Credit Documents on the part of any Debtor or to inspect the property (including the books and records) of any Debtor; (iv) shall not be responsible to any other Lender Party, or any Prepetition Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Credit Document or any instrument or document furnished in connection therewith; (v) may rely upon the representations and warranties of each Debtor, Lender Party or any Prepetition Lender in exercising its powers hereunder; and (vi) shall incur no Liability under or in respect of the Credit Documents by acting upon any notice, consent, certificate or other instrument or writing (including any facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

                  (c) Credit Decisions. Each Lender Party acknowledges that it has, independently and without reliance upon any other Lender Party, made its own analysis of the Borrowers and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Credit Documents. Each Lender Party also acknowledges that it will, independently and without reliance upon any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents.

                  (d) Indemnification. Each LC Participant agrees to indemnify the LC Agent (to the extent not reimbursed by the Borrowers within ten (10) days after demand) from and against such LC Participant's Percentage Share of any and all Liabilities and Costs which to any extent (in whole or in part) may be imposed on, incurred by or asserted against the LC Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Credit Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Person or any Liabilities or duties of any Person with respect to Hazardous Materials found in or released into the environment). The foregoing indemnification shall apply whether or not such Liabilities and Costs are in any way or to any extent owed, in whole or in part, under any claim or theory of strict Liability or caused, in whole or in part, by any negligent act or omission of any kind by the LC Agent; provided, however, only that no LC Participant shall be obligated under this Section to indemnify the LC Agent for that portion, if any, of any Liabilities and Costs proximately caused by the LC Agent's own individual gross negligence or willful misconduct, as determined in a final judgment. Cumulative of the foregoing, each LC Participant agrees to reimburse the LC Agent promptly upon demand for such LC Participant's Percentage Share of any costs and expenses to be paid to the LC Agent by Borrower under Section 1 to the extent that the LC Agent is not timely reimbursed for such expenses by Borrower as provided in such section. As used in this Section the term "THE LC AGENT" shall refer not only to the Person designated as such in Section 1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

                  (e) Rights as LC Participant. In its capacity as an LC Participant, the LC Agent shall have the same rights and obligations as any LC Participant and may exercise such rights as though it were not the LC Agent. The LC Agent may accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of business with any Debtor or their Affiliates, all as if it were not the LC Agent hereunder and without any duty to account therefor to any other LC Participant.

                  (f) Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under any Security Document or rights of banker's Lien, set off or counterclaim against any of the Borrowers or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by the LC Agent under Section 2(i), causes such Lender Party to have received more than it would have received had such payment been distributed by the LC Agent pursuant to Section 2(i), then (i) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to share all payments and (ii) such other adjustments shall be made from time to time as shall be equitable to ensure that the LC Agent and all Lender Parties share all payments of Obligations as provided in Section 2(i); provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's Lien, set-off or counterclaim or otherwise) of Indebtedness other than the Obligations. The Borrowers expressly consent to the foregoing arrangements and agree that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law and, subject to the Intercreditor Agreement, exercise any and all rights of banker's Lien, set-off or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this
Section is thereafter recovered from the seller under this Section which received the same, the purchase provided for in this Section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal to be paid on account of the possession of such funds prior to such recovery.

                  (g) Investments. Whenever the LC Agent in good faith determines that it is uncertain about how to distribute to the Lender Parties, any funds that it has received, or whenever the LC Agent in good faith determines that there is any dispute among the Lender Parties about how such funds should be distributed, the LC Agent may choose to defer distribution of the funds that are the subject of such uncertainty or dispute. If the LC Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if the LC Agent is otherwise required to invest funds pending distribution to the Lender Parties, the LC Agent shall invest such funds pending distribution, and all interest on any such Investment shall be distributed upon the distribution of such Investment in the same proportion and to the same Persons as such Investment. All moneys received by the LC Agent for distribution to the Lender Parties (other than to the Person who is the LC Agent in its separate capacity as Lender Party) shall be held by the LC Agent pending such distribution solely as the LC Agent for such Lender Parties, and the LC Agent shall have no equitable title to any portion thereof.

                  (h) Benefit of this Section. The provisions of this Section are intended solely for the benefit of the Lender Parties and, in so far as such provisions relate to them, the Prepetition Lenders, and no Debtor shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any LC Participant (other than in relation to the reference to the Intercreditor Agreement contained in Section 14(f)). The Lender Parties may waive or amend such provisions as they desire without any notice to or consent of Borrower or any other Debtor.

                  (i) Resignation. The LC Agent may resign at any time by giving written notice thereof to the LC Participants and the Borrower Representative. Each such notice shall set forth the date of such resignation. Upon any such resignation, the Majority LC Participants shall have the right to appoint a successor LC Agent. A successor must be appointed for any retiring

LC Agent, and such LC Agent's resignation shall become effective when such successor accepts such appointment. If, within 30 days after the date of the retiring LC Agent's resignation, no successor LC Agent has been appointed and has accepted such appointment, then the retiring LC Agent may appoint a successor LC Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as the LC Agent hereunder by a successor LC Agent, the retiring LC Agent shall be discharged from its duties and obligations under this Agreement and the other Credit Documents. After any retiring LC Agent's resignation hereunder, the provisions of this Section shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the LC Agent under the Credit Documents.

                  (j) Other Lender Parties. None of the Lender Parties in such capacities, other than the LC Agent in such capacity, shall have any duties or responsibilities or incur any liabilities in their respective agency capacities (as opposed to their respective capacities as LC Participants or LC Issuer, as applicable) under or in connection with this Agreement or under any of the other Credit Documents. The relationship between the Borrowers, on the one hand, and the LC Agent and such other Lender Parties, on the other hand, shall be solely that of borrower and lender. The LC Agent, the Lender Parties and the Prepetition Lenders shall not have any fiduciary responsibilities to the Borrowers or any of their Affiliates. The LC Agent, the Lender Parties and the Prepetition Lenders do not undertake any responsibility to the Borrowers or any of their Affiliates to review or inform any of the Borrowers of any matter in connection with any phase of any the Borrowers' or their Affiliate's business or operations.

15. ASSIGNMENTS AND PARTICIPATIONS.

                  (a) None of the Debtors may, without the consent of the LC Agent, assign or delegate any of its respective rights or obligations under this Agreement or any other Credit Document. Each LC Participant may, without the consent of any other Lender Party or any Debtor, assign any or all of its rights and obligations under this Agreement to any Eligible Assignee, provided, that such assignment include (i) the agreement of the assignee to be bound by the terms of the Restructuring Agreement and (ii) such assignment shall include the assignment of the same percentage of the Prepetition Bank Debt as the LC Participant's Percentage Share of the DIP Maximum Commitment.

                  (b) Upon execution and delivery of any assignment permitted hereunder, from and after the closing date specified in the assignment, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations as an LC Participant hereunder and (ii) the assignor LC Participant shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an assignment covering all of such LC

                           Participant's rights and obligations under this Agreement, such LC Participant shall cease to be a party hereto).

                  (c) By executing and delivering an assignment, the assignor LC Participant and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such assignment, such LC Participant makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto; (ii) such LC Participant makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Debtor or the performance or observance by any Debtor of any of its obligations under this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, and such other Credit Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment;
                           (iv) such assignee will, independently and without reliance upon such LC Participant and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; and (v) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as an LC Participant.

                  (d) Upon its receipt of an assignment executed by an LC Participant and an assignee, the LC Agent shall give prompt notice thereof to the Borrower Representative.

                  (e) The LC Agent shall maintain a copy of each assignment delivered to it and a register for the recordation of the names and addresses of each assignee and, with respect to the LC Participants, the principal amount owing to each LC Participant from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower Representative and each LC Participant may treat each person, corporation, partnership, limited liability company or other entity whose name is recorded in the Register as an LC Participant hereunder for the purposes of this Agreement. The Register shall be available for inspection by the Borrower Representative or any LC Participant at any reasonable time and from time to time upon reasonable prior notice.

                  (f) Any LC Participant may sell participations to one or more Assignees in or to all or a portion of its rights and obligations under this Agreement;

                           provided, however, that (i) such LC Participant's obligations under this Agreement shall remain unchanged, (ii) such LC Participant shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower Representative shall continue to deal solely and directly with such LC Participant in connection with such LC Participant's rights and obligations under this Agreement and (iv) in any proceeding under any bankruptcy, insolvency or similar proceeding in respect of any Borrower or any other Debtor, such LC Participant shall remain and be, to the fullest extent permitted by law, the sole representative with respect to the rights and obligations held in the name of such LC Participant (whether such rights or obligations are for such LC Participant's own account or for the account of any participant).

                  (g) Each LC Participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to the Debtors or their Affiliates furnished to such LC Participant by or on behalf of the Debtors, provided, that such assignees have agreed to be bound by the confidentiality provisions in Section 17(p).

16. INDEMNIFICATION.

                  (a) Subject to Section 16(b) and the prosecution of Avoidance Actions, the Debtors, on a joint and several basis, shall indemnify each Lender Party on demand against any and all Liabilities, costs and claims which to any extent (in whole or in part) may be imposed on, incurred by or asserted against any Lender Party growing out of, resulting from or in any other way associated with:

                  (i) any LC Issuer's compliance with a completed Letter of Credit Request that the Borrower Representative provides to any LC Issuer by facsimile, telecopier or similar means of electronic transmission and that such LC Issuer believes to be genuine;

                  (ii) any LC Issuer's issuance of or performance under any Letter of Credit;

                  (iii) any cash management arrangements with respect to agency accounts and lockbox accounts maintained by any of the Borrowers with any Person; and

                  (iv) any of the Collateral, the Credit Documents, the Prepetition Credit Agreement, the Restructuring Agreement, the Reorganization Plan, and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein, whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Lender Party or any other Person or any Liabilities or duties of any Lender Party or any other Person with respect to Hazardous Materials found in or Released into the environment.

                  (b) The foregoing indemnification shall apply whether or not such Liabilities, costs and claims are in any way or to any extent owed, in whole or in part, under any claim or theory of strict liability or caused, in whole or in part, by any negligent act or omission of any kind by any Lender Party; provided, however, only that Lender Party shall not be entitled under this Section to receive indemnification for that portion, if any, of any Liabilities, costs and claims proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including any Debtor or any of its Affiliates) ever alleges such gross negligence or willful misconduct by Lender Party, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this Section the term "Lender Party" shall refer not only to Lender Party but also to each director, officer, agent, attorney, employee, representative and affiliate of such Lender Party.

                  (c) The Debtors further agree to indemnify on a joint and several basis each of the LC Agent's Special Counsel and KPMG and their respective personnel from, and to hold each of the LC Agent's Special Counsel and KPMG and their respective personnel harmless against, any and all claims, liabilities, costs and expenses relating to the services rendered by KPMG as special financial advisor to the LC Agent's Special Counsel in connection with the LC Agent's Special Counsel's representation of the LC Agent on matters relating to this Agreement and the Credit Documents and the Cases, except to the extent finally determined to have resulted from the willful misconduct, gross negligence or fraudulent behavior as determined in a final non-appealable judgment of the LC Agent's Special Counsel or (as the case may be ) KPMG relating to such services. Each of the LC Agent's Special Counsel and KPMG may rely upon the provisions contained in this Section 16(c) although such Person is not a party to this Agreement.

17. MISCELLANEOUS.

                  (a) All Exhibits and Schedules attached to or referred to in this Agreement are a part hereof for all purposes. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

                  (b) Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement that refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document; provided, however, that nothing contained in this Section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

                  (c) All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including, without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

                  (d) All calculations under the Credit Documents of interest and fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. Each determination by Lender Party of amounts to be paid under Section 3 or any other matters that are to be determined hereunder by Lender Party shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless the Majority LC Participants otherwise consent, all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP as in effect at the Closing Date.

                  (e) Notwithstanding that the Collateral Agent, whether on its own behalf and/or on behalf of others, may continue to hold the Collateral, and regardless of the value thereof, each Debtor shall be and remain liable for the payment in full, including principal and interest, of any balance of the Obligations and expenses hereunder at any time unpaid.

                  (f) Each Debtor hereby expressly waives demand, presentment, protest, notice of protest and notice of dishonor with respect to any and all instruments and commercial paper included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the

                           Collateral, this Agreement and the other Credit Documents, except such as are expressly provided for herein or therein.

                  (g) Under no circumstances shall any Lender Party be deemed to have assumed any responsibility for or obligation or duty of any nature or kind with respect to any Collateral, or any matter or proceedings arising out of or relating thereto, but the same shall be at the sole risk of Debtors at all times. The Debtors hereby release each Lender Party from any claims, causes of action and demands at any time arising out of, relating to or with respect to this Agreement, the other Credit Documents, the Obligations, the Collateral and/or any actions taken or omitted to be taken by any Lender Party with respect thereto, and the Debtors hereby agree jointly and severally to indemnify and hold each LC Participant harmless from and with respect to any and all such claims, Liabilities, causes of action and demands by any Person.

                  (h) Subject to Section 14(f), upon the occurrence and during the continuance of any Event of Default hereunder, each LC Participant is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such LC Participant to or for the credit or the account of any Debtor against any and all of the Obligations which are then liquidated and matured. Such LC Participant agrees promptly to notify the LC Agent and the Borrower Representative after any such set-off and application is made by such LC Participant; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the LC Participants under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the LC Participants may have.

                  (i)      No LC Participant shall be liable to any Debtor for
                           (i) the performance of any transaction between any Debtor or one or more of its Affiliates and a Beneficiary that underlies a Letter of Credit, (ii) any act or omission of any Person unless due to the gross negligence or willful misconduct of such LC Participant, such LC Participant's own branches or such LC Participant's agents, (iii) loss or destruction of any draft, demand, or document in transit or in the possession of others unless due to the gross negligence or willful misconduct of such LC Participant, such LC Participant's own branches or such LC Participant's agents, (iv) lack of knowledge of any particular trade usage (other than standard banking usage as used in the normal course of business) unless such lack of knowledge is due to the gross negligence or willful misconduct of such LC Participant, such LC Participant's own branches or such LC Participant's agents, or (v) the genuineness, falsification, or effect of any document which appears on due examination to be regular on its face.

                  (j) The Debtors agree that no LC Participant, its Affiliates or its correspondents shall be responsible for: (i) the failure of any Letter of Credit Request to bear any reference to any Letter of Credit, or inadequate reference in any Letter of Credit Request to the relevant Letter of Credit, or failure of documents (other than documents expressly required to be presented under the relevant Letter of Credit) to accompany any Letter of Credit Request at negotiation, or failure of any Person to note the amount of any Letter of Credit Request on the reverse of the relevant Letter of Credit, or to surrender or to take up any Letter of Credit or to forward documents apart from Letter of Credit Requests as required by the terms of the relevant Letter of Credit, each of which provisions, if contained in any Letter of Credit itself, may be waived by LC Issuer;
                           (ii) errors, omissions, interruptions or delays in transmissions, or delivery of any messages, by mail, facsimile, telex, cable, telegraph, wireless or other teletransmission or by oral instructions, whether or not they may be in cipher; (iii) the existence, character, quality, quantity, condition, packing, value or delivery of any property purporting to be represented by documents; (iv) any difference in character, quality, quantity, condition, packing, value or delivery of such property from that expressed in documents; (v) any breach of contract between any Debtor and any Beneficiary or any other Person or any dispute as to the use which may be made of any Letter of Credit or funds obtained thereunder by any Beneficiary or other party; (vi) the validity, sufficiency, or genuineness of any Letter of Credit Request or other document; and (vii) the time, place, manner or order in which shipment is made.

                  (k) No LC Participant shall be responsible for any act, error, neglect or default, omission, insolvency or failure in business of its correspondents.

                  (l) The occurrence of any one or more of the contingencies or events referred to in the U.C.P. or in the preceding clauses of Sections 17(j) and (k) shall not affect, impair, or prevent the vesting of any LC Participant's rights or powers hereunder or the enforceability of any Obligations.

                  (m) This Agreement, the Credit Documents and all the transactions contemplated thereby shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law principles.

                  (n) Each Debtor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Bankruptcy Court and/or the courts of New York State or federal court of the United States of America sitting in New York City, whether trial or appellate, in any action or proceeding arising out of, or relating to, this Agreement, or for recognition or enforcement of any judgment in respect thereof, and each Debtor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the Bankruptcy Court and/or any such New York State court or, to the extent permitted by law, in such federal court and consents that any such action or proceeding may be brought in such courts and waives to the fullest extent permitted by law any objection or claim that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same. Each Debtor hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction. EACH DEBTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE ACTIONS OF ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  (o) The U.C.P. shall be binding upon Borrower and each LC Issuer with respect to each Letter of Credit issued by LC Issuer except to the extent otherwise expressly agreed, if any.

                  (p) The LC Agent and each LC Issuer may rely on the written notices, requests, waivers and consents of the Borrower Representative, its officers and designated agents, including, without limitation, any Letter of Credit Requests, as the binding actions of Borrower hereunder. Any such notices, requests, waivers or consents received by the LC Agent and each LC Issuer from the Borrower Representative on behalf of Borrower hereunder shall be deemed to have been sent by Borrower, and all notices and other information furnished by the LC Agent or any LC Issuer to the Borrower Representative hereunder will be received by the Borrower Representative on behalf of Borrower. In addition, the LC Agent and each LC Issuer may receive from the Borrower Representative, on behalf of Borrower, all amounts required to be paid by Borrower and may pay to the Borrower Representative for Borrower's account, all amounts required to be paid by or on behalf of any LC Participant to Borrower; provided, however, that neither the LC Agent nor any LC Issuer shall have any responsibility to inquire as to the application of such amounts by the Borrower Representative and is hereby released from any liability to Borrower or any other Debtor arising from such application by the Borrower Representative.

                  (q) Each Lender Party agrees (on behalf of itself and each of its Affiliates, and each of its and their directors, officers, agents, attorneys, employees and representatives) that it (and each of them) will take all reasonable steps to keep confidential any non-public information supplied to it by or at the direction of any Debtor; provided, however, that this restriction shall not apply to information which (i) has at the time in question entered the public domain, (ii) is required to be disclosed by Law (whether valid or invalid) of any Tribunal, (iii) is disclosed to any of its Affiliates, auditors, attorneys or agents, (iv) is furnished to any other Lender Party or to any assignee or prospective assignee of, or purchaser or prospective purchaser of participations or other interests in, any interest under the Credit Documents (provided each such assignee or prospective assignee or purchaser or prospective purchaser first agrees to hold such information in confidence on the terms provided in this Section), or (v) is disclosed in the course of enforcing its rights and remedies following the occurrence of an Event of Default.

                  (r) Each of the Debtors acknowledges and agrees that, upon the expiration of 30 days after the Filing Date,
                           (i) it has no claim or cause of action (including without limitation, Avoidance Actions) against the Prepetition Agent or the Prepetition Lenders (or any of the Prepetition Agent's or the Prepetition Lenders' directors, officers, employees or agents),
                           (ii) it has no offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to the Prepetition Agent or the Prepetition Lenders, (iii) the Prepetition Agent and the Prepetition Lenders have valid first priority perfected liens on the "Collateral" under and as defined in the Prepetition Credit Agreement and that there have been no past conditions, acts, omissions, events, circumstances or matters which have impaired or adversely affected any of the Prepetition Agent's or Prepetition Lenders' rights interest and title with respect to such "Collateral" under and as defined in the Prepetition Credit Agreement, and (iv) the Prepetition Agent and the Prepetition Lenders have properly performed and satisfied in a timely manner all of their obligations to the Debtors.

                  (s)      Waivers and Amendments; Acknowledgments.

                  (i) No failure or delay (whether by course of conduct or otherwise) by any LC Participant in exercising any right, power or remedy which such Lender Party may have under any of the Credit Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Credit Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this Section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Debtor shall in any case of itself entitle any Debtor to any other or further notice or demand in similar or other circumstances. This Agreement and the other Credit Documents set forth the entire understanding among the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Credit Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (A) if such party is a Debtor, by such party, (B) if such party is the LC Agent or an LC Issuer, by such party and (C) if such party is an LC Participant, by such LC Participant or by the LC Agent with the consent of the Majority LC Participants. Notwithstanding the foregoing or anything to the contrary herein, the LC Agent shall not, without the prior consent of each individual Lender Party, execute and deliver on behalf of such Lender Party any waiver or amendment that would: (A) increase the Percentage Share of any LC Participant or the maximum amount any such LC Participant is committed to fund in respect of DIP LC Obligations or subject such LC Participant to any additional obligations, (B) reduce any fees payable to such LC Participant hereunder, (C) change any date fixed for any payment of any such fees, (D) amend the definition herein of "Borrowing Base" or any of the terms used in that definition, (E) amend the definition herein of "Majority LC Participants" or otherwise change the aggregate amount of Percentage Shares required for the LC Agent, the LC Participants or any of them to take any particular action under the Credit Documents, (F) release Borrower from its requirement to pay the Obligations or any Guarantor from its guaranty of such payment, or (G) except as otherwise expressly provided for in Section 10(c), release any Collateral. In addition, the LC Agent shall not without the "Majority LC Participants" under and as defined in the Prepetition Credit Agreement modify any express representation, warranty, covenant or condition precedent in favor of the Prepetition Lenders under this Agreement.

                  (ii) Each Borrower hereby represents, warrants, acknowledges and admits that (A) it has been advised by counsel in the negotiation, execution and delivery of the Credit Documents to which it is a party, (B) it has made an independent decision to enter into this Agreement and the other Credit Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by the LC Agent, any Lender Party, the Prepetition Agent or any Prepetition Lender (C) there are no representations, warranties, covenants, undertakings or agreements by any Lender Party as to the Credit Documents, (D) no Lender Party has any fiduciary obligation toward any Debtor with respect to any Credit Document or the transactions contemplated thereby, (E) the relationship pursuant to the Credit Documents between Borrower and the other Debtors, on one hand, and each Lender Party, on the other hand, is and shall be solely that of debtor and creditor, respectively, (F) no partnership or joint venture exists with respect to the Credit Documents between any Debtor and any Lender Party, (G) the LC Agent is not Borrowers' agent, but the LC Agent for LC Participants, (H) should an Event of Default or Default occur or exist, each Lender Party will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at that time, (I) without limiting any of the foregoing, Borrower is not relying upon any representation or covenant by any Lender Party, or any representative thereof, and no such representation or covenant has been made, that any Lender Party will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss or take or refrain from taking any action permitted under the Credit Documents with respect to any such Event of Default or Default or any other provision of the Credit Documents and (J) all Lender Parties have relied upon the truthfulness of the acknowledgments in this Section in deciding to execute and deliver this Agreement and to become obligated hereunder.

                  (t) The Lender Parties, the Debtors and any other parties to the Credit Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Credit Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be contracted for, charged or received by applicable Law from time to time in effect. Neither any Debtor nor any present or future guarantors, endorsers or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged or received under applicable Law from time to time in effect, and the provisions of this Section shall control over all other provisions of the Credit Documents that may be in conflict or apparent conflict herewith. The Lender Parties expressly disavow any intention to contract for, charge or receive excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (i) the maturity of any Obligation is accelerated for any reason, (ii) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum or (iii) any LC Participant or any other holder of any or all of the Obligations shall otherwise collect moneys that are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be contracted for, charged or received by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such LC Participant's or holder's option, promptly returned to Borrower or other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, the Lender Parties and the Debtors (and any other payors thereof) shall to the greatest extent permitted under applicable Law,
                           (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law. In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "TEXAS FINANCE CODE") as amended, to the extent that the Texas Finance Code is mandatorily applicable to any LC Participant, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code; provided, however, that if any applicable Law permits greater interest, the Law permitting the greatest interest shall apply. In no event shall Chapter 346 of the Texas Finance Code apply to this Agreement, any other Credit Document or any transactions or loan arrangement provided or contemplated hereby or thereby.

                  (u) The Debtors and the Lender Parties mutually hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any claim based hereon, arising out of, under or in connection with this Agreement or any other Credit Documents contemplated to be executed in connection herewith or any course of conduct, course of dealings, statements (whether oral or written) or actions of any party. This waiver constitutes a material inducement for the Lender Parties to enter into this Agreement and the other Credit Documents and to make Extensions of Credit. Each Debtor and each Lender Party hereby further (i) irrevocably waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any Special Damages, as defined below, (ii) certifies that no party hereto nor any representative or agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers and (iii) acknowledges that it has been induced to enter into this Agreement, the other Credit Documents and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this Section. "SPECIAL DAMAGES" includes all special, consequential, exemplary or punitive damages (regardless of how named), but does not include any payments of funds that any party hereto has expressly promised to pay or deliver to any other party hereto.

                  (v) All of the Debtors' various representations, warranties, covenants and agreements in the Credit Documents shall survive the execution and delivery of this Agreement and the other Credit Documents and the performance hereof and thereof, including the delivery of the Credit

                           Documents and shall further survive until all of the Obligations are paid in full in cash to each Lender Party and all of the Lender Parties' obligations to Borrower are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Debtor to any Lender Party under any Credit Document shall be deemed representations and warranties by Borrower or agreements and covenants of Borrower under this Agreement. The representations, warranties, indemnities and covenants made by the Debtors in the Credit Documents, and the rights, powers and privileges granted to the Lender Parties in the Credit Documents, are cumulative and, except for expressly specified waivers and consents, no Credit Document shall be construed in the context of another to diminish, nullify or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity or covenant herein contained shall apply to any similar representation, warranty, indemnity or covenant contained in any other Credit Document, and each such similar representation, warranty, indemnity or covenant shall be subject only to those exceptions that are expressly made applicable to it by the terms of the various Credit Documents.

                  (w) Intercreditor Agreement. Each of the LC Issuer, LC Participants, the LC Agent and the Collateral Agent acknowledges and agrees that the rights and obligations of such parties under this Agreement are subject in all respects to the Intercreditor Agreement.



                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Debtor In Possession Letter of Credit and Security Agreement as of the day and year first above written.



                            EOTT ENERGY OPERATING LIMITED PARTNERSHIP, as a Borrower and as the Borrower Representative

                            By: EOTT ENERGY GENERAL PARTNER, L.L.C., its General
                                Partner

                                By:    /s/  Susan Ralph
                                   --------------------------------------
                                       Name:  Susan Ralph
                                       Title: Treasurer

                            EOTT ENERGY CANADA LIMITED PARTNERSHIP,
                            as a Borrower

                            By: EOTT ENERGY GENERAL PARTNER, L.L.C., its General
                                Partner

                                By:    /s/  Susan Ralph
                                   --------------------------------------
                                       Name:  Susan Ralph
                                       Title: Treasurer

                            EOTT ENERGY LIQUIDS, L.P.,
                            as a Borrower

                            By: EOTT ENERGY GENERAL PARTNER, L.L.C., its General
                                Partner

                                By:    /s/  Susan Ralph
                                   --------------------------------------
                                       Name:  Susan Ralph
                                       Title: Treasurer

                            EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, as a Borrower

                            By: EOTT ENERGY GENERAL PARTNER, L.L.C., its General Partner


                                   By:    /s/  Susan Ralph
                                      --------------------------------------
                                          Name:  Susan Ralph
                                          Title: Treasurer

                            EOTT ENERGY PARTNERS, L.P.,
                            as a Guarantor

                            By:    EOTT ENERGY CORP., its General Partner


                                   By:    /s/  Susan Ralph
                                      --------------------------------------
                                          Name:  Susan Ralph
                                          Title: Treasurer

                            EOTT ENERGY GENERAL PARTNER, L.L.C.,
                            as a Guarantor


                                   By:    /s/  Susan Ralph
                                      --------------------------------------
                                          Name:  Susan Ralph
                                          Title: Treasurer


                            Address for each Debtor:
                            Attention:        Vice President & General Counsel
                            By courier:       2000 W. Sam Houston Parkway,
                                              Suite 400
                                              Houston, Texas 77042
                            By mail:          P.O. Box 4666
                                              Houston, Texas 77210-4666
                            Phone:                     713-993-5027
                            Fax:                       713-993-5813

                            STANDARD CHARTERED BANK,
                            as LC Agent, LC Issuer, an LC Participant and as Collateral Agent

                                   By:
                                       --------------------------------
                                       Name:  Allan J. Lee
                                       Title: Senior Vice President

                                   By:
                                       --------------------------------
                                       Name:  Neil McCauley
                                       Title: Senior Vice President

                            Address:
                                       Special Assets Management
                                       One Madison Avenue
                                       New York, NY 10010-3603

                                                                     SCHEDULE I


                              DISCLOSURE SCHEDULE

                                                                     SCHEDULE II

                            LC PARTICIPANT SCHEDULE

                                                                   SCHEDULE III

                               SECURITY SCHEDULE

                                                                    SCHEDULE IV

                              DESIGNATED CUSTOMERS

                                    EXHIBIT A


                            LETTER OF CREDIT REQUEST


                    EOTT ENERGY OPERATING LIMITED PARTNERSHIP
                                  P.O. BOX 4666
                            HOUSTON, TEXAS 77210-4666



Date:                      [                  ]
                            -----------------

To:                        [                  ]
                            -----------------
                           Standard Chartered Bank

Fax No.:                   212-667-0120
                           212-667-0780

From:                      [                  ]
                            -----------------
                           Phone:   713/993-5280
                           Fax:     713/993-5841

Subject:                   Letter of Credit Request

Please [issue] [amend] the following irrevocable standby Letter of Credit:

Applicant:

Beneficiary:               [                  ]
                            -----------------
Address:                   [                  ]
                            -----------------
Phone:                     [                  ]
                            -----------------
Fax:                       [                  ]
                            -----------------

Dollar Value:             $[                  ] USD Maximum
                            -----------------

Expiration Date:           [                  ]
                            -----------------

Conditions for Drawing(s): [Insert Conditions for Drawing(s)]

Special Conditions:        [Insert Special Conditions]

Special Instructions:      [Insert Special Instructions]


         To induce the LC Participants to issue, amend or extend the Letter of Credit, the Borrowers hereby represent, warrant, acknowledge and agree to and with the LC Issuer, the LC Agent and each LC Participant that:

1. The manager or officer of EOTT General Partner, L.L.C. ("EOTT GP") signing this instrument is the duly elected, qualified and acting manager or officer of EOTT GP as indicated below such manager's or officer's signature hereto, having all necessary authority to act for EOTT GP in its capacity as the sole General Partner of the Borrower Representative in making the request on behalf of the Borrowers herein contained.

2. The representations and warranties of the Guarantors and the Borrowers set forth in the Debtor in Possession Letter of Credit Agreement, dated as of October 18, 2002 (as from time to time amended, the "AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership ("EOTT PIPELINE" and together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, the "BORROWERS"), EOTT Energy Partners, L.P., EOTT GP, Standard Chartered Bank, as LC Agent and the other signatories thereto, and the other Credit Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by Extensions of Credit under the Agreement or to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority LC Participants), with the same effect as though such representations and warranties had been made on and as of the date hereof.

3. There does not exist on the date hereof any condition or event that constitutes a Default; no such Default will exist upon the Borrowers' receipt and application of the Extension of Credit requested hereby; and no Material Adverse Change has occurred or will occur upon the Borrowers' receipt and application of the Extension of Credit requested hereunder. The Borrowers will use the Letter of Credit hereby requested in compliance with Section 2(a)(ii)(4) of the Agreement.

4. Each Debtor has performed and complied with all agreements and conditions in the Agreement and the other Credit Documents required to be performed or complied with by such Debtor on or prior to the date hereof, and each of the conditions precedent to Extensions of Credit contained in the Agreement remains satisfied.

5. After taking the issuance, amendment or extension such Letter of Credit into account, the DIP Facility Usage does exceed the lesser of (A) the DIP Maximum Commitment and (B) the Borrowing Base in each case on the date requested for the Extension of Credit.

6. The Credit Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing or by any other means not provided for in the Agreement. The Agreement and the other Credit Documents are hereby ratified, approved and confirmed in all respects.

         Capitalized terms used and not defined herein have the meanings given to them in the Agreement.

         The manager or officer of EOTT GP signing this instrument hereby certifies that, to the best of his or her knowledge after due inquiry, the above representations, warranties, acknowledgments and agreements of the Borrowers are true, correct and complete in all material respects.

                             EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                             By:      EOTT ENERGY GENERAL PARTNER, L.L.C.

                                      By:
                                         --------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                    EXHIBIT B


                            CERTIFICATE ACCOMPANYING
                              FINANCIAL STATEMENTS


         Reference is made to the Debtor in Possession Letter of Credit Agreement dated as of October 18, 2002 (as from time to time amended, the "AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership ("EOTT PIPELINE" and together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, the "BORROWERS"), EOTT Energy Partners, L.P. ("EOTT MLP"), EOTT Energy General Partner, L.L.C. ("EOTT GP") and Standard Chartered Bank, as LC Agent and the other signatories thereto. Capitalized terms used and not defined herein have the meanings given to them in the Agreement.

         This Certificate is furnished pursuant to Section 9(d) of the Agreement. Together herewith EOTT MLP is furnishing to the LC Agent and each LC Participant, EOTT MLP's [AUDITED/UNAUDITED] consolidated financial statements (the "FINANCIAL STATEMENTS") and supporting consolidating financial statements, if required, as at _____________, 200__ (the "REPORTING DATE"). EOTT MLP and the Borrowers hereby jointly and severally represent, warrant and acknowledge to the LC Agent and each LC Participant that:

                  (a) the officer of EOTT Corp. signing this instrument is a duly elected, acting and qualified officer of EOTT Corp. as indicated below such officer's signature hereto having all necessary authority to act for EOTT Corp. in its capacity as the sole General Partner of EOTT MLP in making the representations, warranties and acknowledgements set forth herein;

                  (b) the manager or officer of EOTT GP signing this instrument is the duly elected, acting and qualified manager of EOTT GP as indicated below such manager's or officer's signature hereto having all necessary authority to act for EOTT GP in its capacity as the sole General Partner of each Borrower in making the representations, warranties and acknowledgements set forth herein;

                  (c) the Financial Statements are accurate and complete in all material respects (subject, in the case of such unaudited financial statements, to normal and recurring adjustments made in conformity with
         GAAP) and satisfy the requirements of the Agreement;

                  (d) on the Reporting Date each of EOTT MLP and the Borrowers was, and on the date hereof is, in full compliance with the disclosure requirements of Section 9(f) of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument;

                  (e) The representations and warranties of EOTT MLP and the Borrowers set forth in the Agreement and the other Credit Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by Extensions of Credit under the Agreement or to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority LC Participants), with the same effect as though such representations and warranties had been made on and as of the date hereof.

         The officer of EOTT Corp. signing this instrument hereby certifies that he/she has reviewed the Credit Documents, the Financial Statements and the supporting consolidating financial statements and has otherwise undertaken such inquiry as is in his/her opinion necessary to enable him/her to express an informed opinion with respect to the above representations, warranties and acknowledgments of EOTT MLP and, to the best of his/her knowledge, such representations, warranties and acknowledgments are true, correct and complete in all material respects.

         The officer of EOTT GP signing this instrument hereby certifies that he/she has reviewed the Credit Documents, the Financial Statements and the supporting consolidating financial statements and has otherwise undertaken such inquiry as is in his/her opinion necessary to enable him/her to express an informed opinion with respect to the above representations, warranties and acknowledgments of the Borrowers and, to the best of his/her knowledge, such representations, warranties and acknowledgments are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of __________,200___.

                            EOTT ENERGY PARTNERS, L.P.


                            By:      EOTT ENERGY CORP., its General Partner


                                     By:
                                        ---------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                            EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                            By:      EOTT ENERGY GENERAL PARTNER, L.L.C.


                                     By:
                                        ---------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                            EOTT ENERGY CANADA LIMITED PARTNERSHIP


                            By: EOTT ENERGY GENERAL PARTNER, L.L.C., its General Partner


                                     By:
                                        ----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



                            EOTT ENERGY LIQUIDS, L.P.
                            By: EOTT ENERGY GENERAL PARTNER, L.L.C., its General Partner

                                     By:
                                        ----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                            EOTT ENERGY PIPELINE LIMITED PARTNERSHIP

                            By: EOTT ENERGY GENERAL PARTNER, L.L.C., its General Partner

                                     By:
                                        ----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



                            EOTT ENERGY GENERAL PARTNER, L.L.C.


                            By:
                               ----------------------------------------
                                Name:
                                     ----------------------------------
                                Title:
                                      ---------------------------------

                                    EXHIBIT C
                            [LETTERHEAD OF BORROWER]

                              BORROWING BASE REPORT
                                as of ___/___/___


I.       COLLATERAL TYPE                                                   MARKET VALUE   ADVANCE RATE    BORROWING BASE
         1.   Eligible Cash Equivalents                                                       100%
                                                                           ---------                       ------------
         2.   Eligible Accounts Receivables
              a.  Tier I Eligible Receivables                                                 90%
                                                                           ---------                       ------------
              b.  Tier II Eligible Receivables                                                85%
                                                                           ---------                       ------------
         3.   Eligible Crude/Product/Liquid Deliveries
              a.  Tier I Eligible Crude/Product/Liquid Deliveries                             90%
                                                                           ---------                       ------------
              b.  Tier II Eligible Crude/Product/Liquid Deliveries                            85%
                                                                           ---------                       ------------
         4.   Appraised Value of Eligible Fixed Assets                                        80%
                                                                           ---------                       ------------
         5.   Inventory
              a.  (i) NYMEX Hedged Eligible Inventory                                         90%
                                                                           ---------                       ------------
                  (ii)Other Hedged Eligible Inventory                                         80%
                                                                           ---------                       ------------
              b.   Market Value of Unhedged Eligible Inventory                                80%
                                                                           ---------                       ------------
         6.   Eligible Margin Deposits                                                        80%
                                                                           ---------                       ------------
         7.   Undrawn Product Purchase Letters of Credit                                      80%
                                                                           ---------                       ------------

         MINUS:

         8.   First Purchaser Crude Payables                                                  100%
                                                                           ---------                       ------------
         9.   Other Priority Claims                                                           100%
                                                                           ---------                       ------------
         10.  The aggregate net amounts payable by each Borrower under
         all Hedging Contracts to which it is a party:                                        110%
                                                                           ---------                       ------------
         11.  The amount of any setoff or contra account to any Eligible
         Receivable that could arise from an obligation of any Borrower to sell or purchase crude oil in any future month to the extent not otherwise reflected as a reduction of Eligible Receivables, such amount to be determined on an early termination or mark to
         market basis:                                                                        100%
                                                                           ---------                       ------------

         COLLATERAL TOTAL:
                                                                                                           ------------

II.      OUTSTANDINGS
         1.   Principal amount of loans outstanding and any accrued and
         unpaid fees and expenses under Lehman DIP Credit Agreement:
                                                                                           ----------
         2.    Outstanding amounts under SCTSC Purchase Agreements and
         all accrued and unpaid fees and expenses thereunder:
                                                                                           ----------
         3.    Carve Out
                                                                                           ----------
         TOTAL OUTSTANDINGS
                                                                                           ----------

III.     EXCESS / DEFICIT (I-II)
                                                                                           ----------

I hereby certify that the information provided herein is true and correct to the best of my knowledge and that the Borrowers have been in compliance with all terms and conditions of all Credit Documents at all times.

                                        BY:
                                           ---------------------------------
                                        TITLE:  (CEO, CFO or Treasurer)
                                              ------------------------------

                                    EXHIBIT D

                                CASH FLOW REPORT

                                    EXHIBIT D
                                CASH FLOW REPORT

EOTT Energy                                          Beg Bal       Beg Bal       Beg Bal       Beg Bal       Beg Bal       Beg Bal
[Actual] [Forecast] Cashflows
[Month Year]                                                        Actual       Forecast      Forecast      Forecast      Forecast

                                                      [date]        [date]        [date]        [date]        [date]        [date]
                                                     -------       -------       -------       -------       -------       -------
Operating Receipts
     Crude Receipts
     Crude Disbursements
     Crude Lockbox
     Crude/Product/NGL Payables (888802239)
     Royalty Checks (888802242)
     Canada Receipts/Disbursements
     Pipeline Receipts
     Pipeline Disbursements
     Pipeline Lockbox
     NGL & Product-Receipts
     NGL & Product-Disbursements
     NGL & Product-Lockbox
     MTBE Receipts
     MTBE Disbursements (Working Cap)
     MTBE Deposits
     Storage & Grid Receipts
     Tax Disbursements
     Merc
     Other Miscellaneous Incoming
                                                     -------       -------       -------       -------       -------       -------
        Operating Receipts

OPERATING DISBURSEMENTS
     Payroll
     Payroll Wires (Benefits)
     ETS Monthly Operating
     OLP Monthly Operating (105)
     Pipeline Monthly Operating (601)
     MTBE/G&S Monthly Operating (609)
     Field Account (444400598)
     Other A/P
                                                     -------       -------       -------       -------       -------       -------
        Operating Disbursements

        CASHFLOW - OPERATIONS
                                                     -------       -------       -------       -------       -------       -------

CAPITAL & NON-OPERATING:
     Miss #3 Pipeline
     MTBE TurnAround
     Interest/LC Cost - s/t
     ETS Payable
     SCB Loan Advances/Payments
     Unitholder/Senior Debt/New Debt
                                                     -------       -------       -------       -------       -------       -------
        Capital & Non-Operating

     Cash Balance (All US Bank Accts)
                                                     -------       -------       -------       -------       -------       -------
       LOAN BALANCE - SCB
                                                     =======       =======       =======       =======       =======       =======

     CHANGE IN BOOK CASH

     Beginning Cash (all US bank accts)
     Change in Book Cash
     Change in O/S Check Float
                                                     -------       -------       -------       -------       -------       -------
     Ending Cash
                                                     =======       =======       =======       =======       =======       =======


     CHECKING ACCOUNT DATA

     OUTSTANDING CHECK TOTAL @ [___]
     CHECKS ISSUED
     Royalty Account (888802242)
     Expense (888802226)
        Ad Valorem Taxes
        Environmental
        West Coast Capital & Other
     Pipeline Account (888802320)
        Ad Valorem Taxes
        Environmental
     Payroll Account (888802255)
     Trade Payables (888802239)
        Crude Payables
        Product/NGL Payables
     Field Account (444400598)
     MTBE/G&S Monthly Oper.(888802918)
        Turnaround
        Annual Preventive Maintenance
                                                     -------       -------       -------       -------       -------       -------
         SUBTOTAL CHECKS ISSUED

     CHECKS CLEARED
     Royalty Account (888802242)
     Expense (888802226)
     Pipeline Account (888802320)
     Payroll Account (888802255)
     Trade Payables (888802239)
     Field Account (444400598)
     MTBE/G&S Monthly Oper.(888802918)
                                                     -------       -------       -------       -------       -------       -------
         SUBTOTAL CHECKS CLEARED

     FLOAT BALANCE
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                     -------       -------       -------       -------       -------       -------
     Ending Check Float
        CHANGE IN CHECK FLOAT


     FLOAT BALANCE-ROYALTY
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                     -------       -------       -------       -------       -------       -------
     Ending Check Float


     FLOAT BALANCE-OTHER
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                     -------       -------       -------       -------       -------       -------
     Ending Check Float

     Checks Issued
     Checks Cleared





EOTT Energy                                         Beg Bal       Beg Bal       Beg Bal       Beg Bal       Beg Bal       Beg Bal
[Actual] [Forecast] Cashflows
[Month Year]                                        Forecast      Forecast      Forecast      Forecast      Forecast      Forecast

                                                     [date]        [date]        [date]        [date]        [date]        [date]
                                                    -------       -------       -------       -------       -------       -------
Operating Receipts
     Crude Receipts
     Crude Disbursements
     Crude Lockbox
     Crude/Product/NGL Payables (888802239)
     Royalty Checks (888802242)
     Canada Receipts/Disbursements
     Pipeline Receipts
     Pipeline Disbursements
     Pipeline Lockbox
     NGL & Product-Receipts
     NGL & Product-Disbursements
     NGL & Product-Lockbox
     MTBE Receipts
     MTBE Disbursements (Working Cap)
     MTBE Deposits
     Storage & Grid Receipts
     Tax Disbursements
     Merc
     Other Miscellaneous Incoming
                                                    -------       -------       -------       -------       -------       -------
        Operating Receipts

OPERATING DISBURSEMENTS
     Payroll
     Payroll Wires (Benefits)
     ETS Monthly Operating
     OLP Monthly Operating (105)
     Pipeline Monthly Operating (601)
     MTBE/G&S Monthly Operating (609)
     Field Account (444400598)
     Other A/P
                                                    -------       -------       -------       -------       -------       -------
        Operating Disbursements

        CASHFLOW - OPERATIONS
                                                    -------       -------       -------       -------       -------       -------

CAPITAL & NON-OPERATING:
     Miss #3 Pipeline
     MTBE TurnAround
     Interest/LC Cost - s/t
     ETS Payable
     SCB Loan Advances/Payments
     Unitholder/Senior Debt/New Debt
                                                    -------       -------       -------       -------       -------       -------
        Capital & Non-Operating

     Cash Balance (All US Bank Accts)
                                                    -------       -------       -------       -------       -------       -------
       LOAN BALANCE - SCB
                                                    =======       =======       =======       =======       =======       =======

     CHANGE IN BOOK CASH

     Beginning Cash (all US bank accts)
     Change in Book Cash
     Change in O/S Check Float
                                                    -------       -------       -------       -------       -------       -------
     Ending Cash
                                                    =======       =======       =======       =======       =======       =======


     CHECKING ACCOUNT DATA

     OUTSTANDING CHECK TOTAL @ [___]
     CHECKS ISSUED
     Royalty Account (888802242)
     Expense (888802226)
        Ad Valorem Taxes
        Environmental
        West Coast Capital & Other
     Pipeline Account (888802320)
        Ad Valorem Taxes
        Environmental
     Payroll Account (888802255)
     Trade Payables (888802239)
        Crude Payables
        Product/NGL Payables
     Field Account (444400598)
     MTBE/G&S Monthly Oper.(888802918)
        Turnaround
        Annual Preventive Maintenance
                                                    -------       -------       -------       -------       -------       -------
         SUBTOTAL CHECKS ISSUED

     CHECKS CLEARED
     Royalty Account (888802242)
     Expense (888802226)
     Pipeline Account (888802320)
     Payroll Account (888802255)
     Trade Payables (888802239)
     Field Account (444400598)
     MTBE/G&S Monthly Oper.(888802918)
                                                    -------       -------       -------       -------       -------       -------
         SUBTOTAL CHECKS CLEARED

     FLOAT BALANCE
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                    -------       -------       -------       -------       -------       -------
     Ending Check Float
        CHANGE IN CHECK FLOAT


     FLOAT BALANCE-ROYALTY
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                    -------       -------       -------       -------       -------       -------
     Ending Check Float


     FLOAT BALANCE-OTHER
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                    -------       -------       -------       -------       -------       -------
     Ending Check Float

     Checks Issued
     Checks Cleared








EOTT Energy                                       Beg Bal       Beg Bal       Beg Bal       Beg Bal       Beg Bal       Beg Bal
[Actual] [Forecast] Cashflows
[Month Year]                                      Forecast      Forecast      Forecast      Forecast      Forecast      Forecast

                                                   [date]        [date]        [date]        [date]        [date]        [date]
                                                  -------       -------       -------       -------       -------       -------
Operating Receipts
     Crude Receipts
     Crude Disbursements
     Crude Lockbox
     Crude/Product/NGL Payables (888802239)
     Royalty Checks (888802242)
     Canada Receipts/Disbursements
     Pipeline Receipts
     Pipeline Disbursements
     Pipeline Lockbox
     NGL & Product-Receipts
     NGL & Product-Disbursements
     NGL & Product-Lockbox
     MTBE Receipts
     MTBE Disbursements (Working Cap)
     MTBE Deposits
     Storage & Grid Receipts
     Tax Disbursements
     Merc
     Other Miscellaneous Incoming
                                                  -------       -------       -------       -------       -------       -------
        Operating Receipts

OPERATING DISBURSEMENTS
     Payroll
     Payroll Wires (Benefits)
     ETS Monthly Operating
     OLP Monthly Operating (105)
     Pipeline Monthly Operating (601)
     MTBE/G&S Monthly Operating (609)
     Field Account (444400598)
     Other A/P
                                                  -------       -------       -------       -------       -------       -------
        Operating Disbursements

        CASHFLOW - OPERATIONS
                                                  -------       -------       -------       -------       -------       -------

CAPITAL & NON-OPERATING:
     Miss #3 Pipeline
     MTBE TurnAround
     Interest/LC Cost - s/t
     ETS Payable
     SCB Loan Advances/Payments
     Unitholder/Senior Debt/New Debt
                                                  -------       -------       -------       -------       -------       -------
        Capital & Non-Operating

     Cash Balance (All US Bank Accts)
                                                  -------       -------       -------       -------       -------       -------
       LOAN BALANCE - SCB
                                                  =======       =======       =======       =======       =======       =======

     CHANGE IN BOOK CASH

     Beginning Cash (all US bank accts)
     Change in Book Cash
     Change in O/S Check Float
                                                  -------       -------       -------       -------       -------       -------
     Ending Cash
                                                  =======       =======       =======       =======       =======       =======


     CHECKING ACCOUNT DATA

     OUTSTANDING CHECK TOTAL @ [___]
     CHECKS ISSUED
     Royalty Account (888802242)
     Expense (888802226)
        Ad Valorem Taxes
        Environmental
        West Coast Capital & Other
     Pipeline Account (888802320)
        Ad Valorem Taxes
        Environmental
     Payroll Account (888802255)
     Trade Payables (888802239)
        Crude Payables
        Product/NGL Payables
     Field Account (444400598)
     MTBE/G&S Monthly Oper.(888802918)
        Turnaround
        Annual Preventive Maintenance
                                                  -------       -------       -------       -------       -------       -------
         SUBTOTAL CHECKS ISSUED

     CHECKS CLEARED
     Royalty Account (888802242)
     Expense (888802226)
     Pipeline Account (888802320)
     Payroll Account (888802255)
     Trade Payables (888802239)
     Field Account (444400598)
     MTBE/G&S Monthly Oper.(888802918)
                                                  -------       -------       -------       -------       -------       -------
         SUBTOTAL CHECKS CLEARED

     FLOAT BALANCE
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                  -------       -------       -------       -------       -------       -------
     Ending Check Float
        CHANGE IN CHECK FLOAT


     FLOAT BALANCE-ROYALTY
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                  -------       -------       -------       -------       -------       -------
     Ending Check Float


     FLOAT BALANCE-OTHER
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                  -------       -------       -------       -------       -------       -------
     Ending Check Float

     Checks Issued
     Checks Cleared




EOTT Energy                                           Beg Bal       Beg Bal       Beg Bal       Beg Bal
[Actual] [Forecast] Cashflows
[Month Year]                                          Forecast      Forecast      Forecast      Forecast      Forecast

                                                       [date]        [date]        [date]        [date]        [date]
                                                      -------       -------       -------       -------       -------
Operating Receipts
     Crude Receipts
     Crude Disbursements
     Crude Lockbox
     Crude/Product/NGL Payables (888802239)
     Royalty Checks (888802242)
     Canada Receipts/Disbursements
     Pipeline Receipts
     Pipeline Disbursements
     Pipeline Lockbox
     NGL & Product-Receipts
     NGL & Product-Disbursements
     NGL & Product-Lockbox
     MTBE Receipts
     MTBE Disbursements (Working Cap)
     MTBE Deposits
     Storage & Grid Receipts
     Tax Disbursements
     Merc
     Other Miscellaneous Incoming
                                                      -------       -------       -------       -------
        Operating Receipts

OPERATING DISBURSEMENTS
     Payroll
     Payroll Wires (Benefits)
     ETS Monthly Operating
     OLP Monthly Operating (105)
     Pipeline Monthly Operating (601)
     MTBE/G&S Monthly Operating (609)
     Field Account (444400598)
     Other A/P
                                                      -------       -------       -------       -------
        Operating Disbursements

        CASHFLOW - OPERATIONS
                                                      -------       -------       -------       -------

CAPITAL & NON-OPERATING:
     Miss #3 Pipeline
     MTBE TurnAround
     Interest/LC Cost - s/t
     ETS Payable
     SCB Loan Advances/Payments
     Unitholder/Senior Debt/New Debt
                                                      -------       -------       -------       -------
        Capital & Non-Operating

     Cash Balance (All US Bank Accts)
                                                      -------       -------       -------       -------
       LOAN BALANCE - SCB
                                                      =======       =======       =======       =======

     CHANGE IN BOOK CASH

     Beginning Cash (all US bank accts)
     Change in Book Cash
     Change in O/S Check Float
                                                      -------       -------       -------       -------
     Ending Cash
                                                      =======       =======       =======       =======


     CHECKING ACCOUNT DATA

     OUTSTANDING CHECK TOTAL @ [___]                                                                        Total Checks Issued
     CHECKS ISSUED                                                                                          Totals Breakdown
     Royalty Account (888802242)
     Expense (888802226)
        Ad Valorem Taxes
        Environmental
        West Coast Capital & Other
     Pipeline Account (888802320)
        Ad Valorem Taxes
        Environmental
     Payroll Account (888802255)
     Trade Payables (888802239)
        Crude Payables
        Product/NGL Payables
     Field Account (444400598)
     MTBE/G&S Monthly Oper.(888802918)
        Turnaround
        Annual Preventive Maintenance
                                                      -------       -------       -------       -------
         SUBTOTAL CHECKS ISSUED

     CHECKS CLEARED
     Royalty Account (888802242)
     Expense (888802226)
     Pipeline Account (888802320)
     Payroll Account (888802255)
     Trade Payables (888802239)
     Field Account (444400598)
     MTBE/G&S Monthly Oper.(888802918)
                                                      -------       -------       -------       -------
         SUBTOTAL CHECKS CLEARED

     FLOAT BALANCE
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                      -------       -------       -------       -------
     Ending Check Float
        CHANGE IN CHECK FLOAT


     FLOAT BALANCE-ROYALTY
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                      -------       -------       -------       -------
     Ending Check Float


     FLOAT BALANCE-OTHER
     Beginning O/S Check Balance
     Checks Issued
     Checks Cleared
                                                      -------       -------       -------       -------
     Ending Check Float

     Checks Issued
     Checks Cleared

                                    EXHIBIT E


                      ENVIRONMENTAL COMPLIANCE CERTIFICATE


         Reference is made to that certain Debtor in Possession Letter of Credit Agreement, dated as of October 18, 2002 (as from time to time amended, the "AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership ("EOTT PIPELINE" and together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, the "BORROWERS"), EOTT Energy Partners, L.P., EOTT Energy General Partner, L.L.C. ("EOTT GP"), and Standard Chartered Bank, as LC Agent and the other signatories thereto. Capitalized terms used and not defined herein have the meanings given to them in the Agreement.

         This Certificate is furnished pursuant to Section 9(d)(x) of the Agreement. The Borrowers hereby represent, warrant, and acknowledge to the LC Agent and each LC Participant that:

                  1. For the Fiscal Year ending immediately prior to the date hereof, the Borrowers have complied and are complying with Section 9(o) of the Agreement;

                  2. To the best knowledge of the undersigned after due inquiry, the Borrowers are on the date hereof in compliance with all applicable Environmental Laws, noncompliance with which could cause a Material Adverse Change;

                  3. The Borrowers have taken (and continue to take) reasonable steps to minimize the generation of potentially harmful effluents; and

                  4. The Borrowers have established an ongoing program of conducting an internal audit of each operating facility of the Borrowers to identify actual or potential environmental Liabilities that could cause a Material Adverse Change.

         The manager or officer of EOTT GP signing this instrument hereby certifies that (i) such manager or officer is a duly elected, acting and qualified manager or officer of EOTT GP as indicated below such manager's or officer's signature hereto, having all necessary authority to act for EOTT GP in its capacity as the sole General Partner of each Borrower in making the representations, warranties and acknowledgements set forth herein and (ii) to the best of such manager's or officer's knowledge after due inquiry and consultation with the operating officers of each Borrower, such representations, warranties, acknowledgments and agreements are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of __________, 200__.

                         EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                         By: EOTT ENERGY GENERAL PARTNER, L.L.C., its General Partner

                                  By:
                                     ------------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                         EOTT ENERGY CANADA LIMITED PARTNERSHIP

                         By: EOTT ENERGY GENERAL PARTNER, L.L.C., its General Partner

                                  By:
                                     ------------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                         EOTT ENERGY LIQUIDS, L.P.

                         By: EOTT ENERGY GENERAL PARTNER, L.L.C., its General Partner

                                  By:
                                     ------------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                         EOTT ENERGY PIPELINE LIMITED PARTNERSHIP

                         By: EOTT ENERGY GENERAL PARTNER, L.L.C., its General Partner

                                  By:
                                     ------------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                         EOTT ENERGY PARTNERS, L.P.

                         By:      EOTT ENERGY CORP., its General Partner

                                  By:
                                     ------------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                         EOTT ENERGY GENERAL PARTNER, L.L.C

                         By:
                            --------------------------------------------------
                             Name:
                                  --------------------------------------------
                             Title:
                                   -------------------------------------------

                                    EXHIBIT F

                              OPEN POSITION REPORT

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Delivery Month

                                     SUMMARY
                                   Fixed Price

Delivery                     Dom-
Month                  DOM   NUMEX    Ho-NYMES SOUR   SWEET    WTI   WTS    NET   ROLL NET  N/A   N/A    N/A   N/A   N/A   N/A
---------------------- ----- -------- -------- ------ -------- ----- ------ ----- --------- ----- ------ ----- ----- ----- -----



INVENTORY

14-West Texas

32-EOTT Terminaling    -100                               100

33- Offshore              1                                                    1

4-NAT                   -56                                                  -56

44-Ms AI FI

64- Rocky Mountain      337                              -338                 -1

74-Oklahoma              14                               -45                -31


Total                   196        0        0      0     -283     0      0   -87


0209

14-West Texas           388                                    -467     48   -31

32-EOTT Terminaling    -140      -45             120       40           50    25

4-NAT                   -19       27                                           8

54-ArkLaTex              -9                                                   -9

64- Rocky Mountain      -35      270                                         235

74-Oklahoma              -8                                             30    22



Total                   177      252        0    120       40  -467    128   250



0210

14-West Texas           609                                    -636

32-EOTT Terminaling    -295      -21             310                          -6




Delivery
Month                  N/A   N/A    N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
---------------------- ----- ------ ----- ----- ----- ----- ----- ----- ----- -----



INVENTORY

14-West Texas

32-EOTT Terminaling

33- Offshore

4-NAT

44-Ms AI FI

64- Rocky Mountain

74-Oklahoma


Total


0209

14-West Texas

32-EOTT Terminaling

4-NAT

54-ArkLaTex

64- Rocky Mountain

74-Oklahoma



Total



0210

14-West Texas

32-EOTT Terminaling

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Delivery Month

                                     SUMMARY
                                   Fixed Price

Delivery                     Dom-
Month                  DOM   NUMEX    Ho-NYMES SOUR   SWEET    WTI   WTS    NET   ROLL NET  N/A   N/A    N/A   N/A   N/A   N/A
---------------------- ----- -------- -------- ------ -------- ----- ------ ----- --------- ----- ------ ----- ----- ----- -----
34-Bayou                 89                               -89

4-NAT                   128     -133                                          -5

44-Ms AI FI              -2      -78                                         -80

54-ArkLaTex

64-Rocky Mountain       -18      133                       15                130

74-Oklahoma              50       42                                          92


Total                   561      -57        0    310      -74  -636      2   106


0211

14-West Texas           -16                                                  -16

32-EOTT Terminaling       8       -8

34-Bayou                 60                               -60

4-NAT                    63                                                   63

44-Ms AI FI               2       -3                                          -1

54-ArkLaTex                      -31                                         -31

64-Rocky Mountain        -3     -101                                        -104

74-Oklahoma             -55       -8                                         -63



Total                    59     -151        0      0      -60     0      0  -152



0212

34-Bayou                 62                               -62

4-NAT

64-Rocky Mountain                -63                                         -63



Total                    62      -63        0      0      -62     0      0   -63







Delivery
Month                  N/A   N/A    N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
---------------------- ----- ------ ----- ----- ----- ----- ----- ----- ----- -----
34-Bayou

4-NAT

44-Ms AI FI

54-ArkLaTex

64-Rocky Mountain

74-Oklahoma


Total


0211

14-West Texas

32-EOTT Terminaling

34-Bayou

4-NAT

44-Ms AI FI

54-ArkLaTex

64-Rocky Mountain

74-Oklahoma



Total



0212

34-Bayou

4-NAT

64-Rocky Mountain



Total

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Delivery Month

                                     SUMMARY
                                   Fixed Price

Delivery                     Dom-
Month                  DOM   NUMEX    Ho-NYMES SOUR   SWEET    WTI   WTS    NET   ROLL NET  N/A   N/A    N/A   N/A   N/A   N/A
---------------------- ----- -------- -------- ------ -------- ----- ------ ----- --------- ----- ------ ----- ----- ----- -----
0301

64-Rocky Mountain                 27                                          27



Total                     0       27        0      0       0      0      0    27



0302

64-Rocky Mountain                 10                                          10



Total                     0       10        0      0       0      0      0    10



0312

4-NAT



Total                     0        0        0      0       0      0      0     0




Summary

14-West Texas           981                                   -1103     50   -72

32-EOTT Terminaling    -527      -74             430     140            50    19

33-Offshore               1                                                    1

34-Bayou                211                             -211

4-NAT                   116     -106                                          10

44-Ms AF FI                      -81                                         -81

54-ArkLaTex              -9      -31                                         -40

64-Rocky Mountain       281      276                    -323                 234

74-Oklahoma               1       34                     -45            30    20



Total                  1055       18        0    430    -439  -1103    130    91




Delivery
Month                  N/A   N/A    N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
---------------------- ----- ------ ----- ----- ----- ----- ----- ----- ----- -----
0301

64-Rocky Mountain



Total



0302

64-Rocky Mountain



Total



0312

4-NAT



Total




Summary

14-West Texas

32-EOTT Terminaling

33-Offshore

34-Bayou

4-NAT

44-Ms AF FI

54-ArkLaTex

64-Rocky Mountain

74-Oklahoma



Total

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Trade Group

                                     SUMMARY
                                  Ratable Price

Delivery            dom*    heavy*    sour*    sweet*   unk*   wti*    net*   ***      conoc    eott*    koch*    market    MERC*
Month.                                                                                    o*                           *
--------------     ------ --------- -------- --------- ------ ------ ------- ----- ---------- -------- -------- --------- --------

4-NAT


0209                 -10                                                -10                                                   -10

0210                                                                                                         1

0211


   Total             -10         0        0         0      0      0     -10     0          0        0        1         0       -10




Delivery            other*   platt*  unpric*    net*   n/a    n/a   n/a    n/a   n/a    n/a   n/a    n/a
Month.
--------------    --------- -------- -------- ------- ----- ------ ----- ------ ----- ------ ----- ------

4-NAT


0209                                             -10

0210                             -1

0211


   Total                 0       -1        0     -10

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Trade Group

                                     SUMMARY
                                  Ratable Price

Delivery          dom*    heavy*    sour*    sweet*   unk*   wti*    net*   ***      conoc    eott*    koch*    market    MERC*
Month.                                                                                  o*                           *
--------------   ------ --------- -------- --------- ------ ------ ------- ----- ---------- -------- -------- --------- --------

14-West Texas


0209                -5                                          5                                                             5

0210                                                           56      56                                                    56

0211                                                           54      54                                                    54


   Total            -5         0        0         0      0    115     110     0          0        0        0         0       115






Delivery            other*   platt*  unpric*    net*   n/a    n/a   n/a    n/a   n/a    n/a   n/a    n/a
Month.
--------------    --------- -------- -------- ------- ----- ------ ----- ------ ----- ------ ----- ------

14-West Texas


0209                             -5

0210                                              56

0211                                              54


   Total                 0       -5        0     110

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Trade Group


                                     SUMMARY
                                  Ratable Price


Delivery           dom*    heavy*    sour*    sweet*   unk*   wti*    net*   ***      conoc    eott*    koch*    market    MERC*
Month.                                                                                   o*                           *
--------------    ------ --------- -------- --------- ------ ------ ------- ----- ---------- -------- -------- --------- --------

24-South Texas


0210                  3                          -14     -9            -20                        -9


   Total              3         0        0       -14     -9      0     -20     0          0       -9        0         0         0





Delivery             other*   platt*  unpric*    net*   n/a    n/a   n/a    n/a   n/a    n/a   n/a    n/a
Month.
--------------     --------- -------- -------- ------- ----- ------ ----- ------ ----- ------ ----- ------

24-South Texas


0210                             -11              -20


   Total                  0      -11        0     -20

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Trade Group

                                     SUMMARY
                                  Ratable Price

Delivery                   dom*    heavy*    sour*    sweet*   unk*   wti*    net*   ***      conoc    eott*    koch*    market
Month.                                                                                           o*                           *
--------------            ------ --------- -------- --------- ------ ------ ------- ----- ---------- -------- -------- ---------

32-EOTT Terminaling


0209                        -20                                         -5     -25                       -25

0210

0211


   Total                    -20         0        0         0      0     -5     -25     0          0      -25        0         0





Delivery                   MERC*    other*   platt*  unpric*    net*   n/a    n/a   n/a    n/a   n/a    n/a   n/a    n/a
Month.
--------------           -------- --------- -------- -------- ------- ----- ------ ----- ------ ----- ------ ----- ------

32-EOTT Terminaling


0209                          -5                  5              -25

0210

0211


   Total                       -5        0        5        0     -25

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Trade Group

                                     SUMMARY
                                  Ratable Price

Delivery                   dom*    heavy*    sour*    sweet*   unk*   wti*    net*   ***      conoc    eott*    koch*    market
Month.                                                                                           o*                           *
--------------            ------ --------- -------- --------- ------ ------ ------- ----- ---------- -------- -------- ---------

34-Bayou



0209

0210

0211                         24                         -157                  -133                                         -120


   Total                     24         0        0      -157      0      0    -133     0          0        0        0      -120



Delivery               MERC*    other*   platt*  unpric*    net*   n/a    n/a   n/a    n/a   n/a    n/a   n/a    n/a
Month.
--------------       -------- --------- -------- -------- ------- ----- ------ ----- ------ ----- ------ ----- ------

34-Bayou



0209

0210

0211                                        -13             -133


   Total                    0        0      -13        0    -133

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Trade Group

                                     SUMMARY
                                  Ratable Price

Delivery                   dom*    heavy*    sour*    sweet*   unk*   wti*    net*   ***      conoc    eott*    koch*    market
Month.                                                                                           o*                           *
--------------            ------ --------- -------- --------- ------ ------ ------- ----- ---------- -------- -------- ---------

44-Ms Al Fl


0209                                                                                                              -60

0210                         26                          -80                   -54                                          -80


   Total                     26         0        0       -80      0      0     -54     0          0        0      -60       -80



Delivery                MERC*    other*   platt*  unpric*    net*   n/a    n/a   n/a    n/a   n/a    n/a   n/a    n/a
Month.
--------------        -------- --------- -------- -------- ------- ----- ------ ----- ------ ----- ------ ----- ------

44-Ms Al Fl


0209                                          60

0210                                          26              -54


   Total                     0        0       86        0     -54

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Trade Group

                                     SUMMARY

                                  Ratable Price

Delivery                    dom*   heavy*    sour*    sweet*    unk*  wti*    net*    ***     conoc    eott*    koch*    market
Month.                                                                                           o*                           *
--------------            ------ --------- -------- --------- ------ ------ ------- ----- ---------- -------- -------- ---------

54-ArkLaTex


0209                           9                                                 9

0210                         -18                                               -18

0211


   Total                      -9        0        0         0       0     0      -9      0         0        0        0         0



Delivery              MERC*    other*   platt*   unpric*   net*   n/a    n/a   n/a    n/a   n/a    n/a   n/a    n/a
Month.
--------------      -------- --------- -------- -------- ------- ----- ------ ----- ------ ----- ------ ----- ------

54-ArkLaTex


0209                                         9                9

0210                                       -18              -18

0211


   Total                  0         0       -9         0     -9

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Trade Group

                                     SUMMARY
                                  Ratable Price

Delivery                    dom*   heavy*    sour*    sweet*    unk*  wti*    net*    ***     conoc    eott*    koch*    market
Month.                                                                                           o*                           *
--------------            ------ --------- -------- --------- ------ ------ ------- ----- ---------- -------- -------- ---------

64-Rocky Mountain


0209                         150                        -386                  -236                       -62       55

0210                         353               -10      -238                   105                         4       50

0211                         -64                         117                    53                         4
0212                         -66                         120                    54                         4
0301                          -4                           4                                               4


   Total                     369        0      -10      -383       0     0     -24      0         0      -46      105         0






Delivery                 MERC*    other*   platt*   unpric*   net*   n/a    n/a   n/a    n/a   n/a    n/a   n/a    n/a
Month.
--------------         -------- --------- -------- -------- ------- ----- ------ ----- ------ ----- ------ ----- ------

64-Rocky Mountain


0209                        -8       -12     -211         2   -236

0210                                          -89       140    105

0211                                           49               53
0212                                           50               54
0301                                           -4


   Total                    -8       -12     -205       142    -24

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Trade Group

                                     SUMMARY

                                  Ratable Price

Delivery                    dom*   heavy*    sour*    sweet*    unk*  wti*    net*    ***     conoc    eott*    koch*    market
Month.                                                                                           o*                           *
--------------            ------ --------- -------- --------- ------ ------ ------- ----- ---------- -------- -------- ---------

73-Kansas


0209                        -140                           5      -6          -141                        -5

0210

0211

   Total                    -140        0        0         5      -6          -141      0         0       -5        0         0


Delivery               MERC*    other*   platt*   unpric*   net*   n/a    n/a   n/a    n/a   n/a    n/a   n/a    n/a
Month.
--------------       -------- --------- -------- -------- ------- ----- ------ ----- ------ ----- ------ ----- ------

73-Kansas


0209                                       -136             -141

0210

0211

   Total                   0         0     -136         0   -141

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Trade Group

                                     SUMMARY

                                  Ratable Price

Delivery                    dom*   heavy*    sour*    sweet*    unk*  wti*    net*    ***     conoc    eott*    koch*    market
Month.                                                                                           o*                           *
--------------            ------ --------- -------- --------- ------ ------ ------- ----- ---------- -------- -------- ---------

74 Oklahoma


0209                         -41                          26                   -15                        12       30

0210                         255                                        31     286                                 87

0211


   Total                     214        0        0        26       0    31     271      0         0       12      117         0



Delivery               MERC*    other*   platt*   unpric*   net*   n/a    n/a   n/a    n/a   n/a    n/a   n/a    n/a
Month.
--------------       -------- --------- -------- -------- ------- ----- ------ ----- ------ ----- ------ ----- ------

74 Oklahoma


0209                      26                -83              -15

0210                                        199              286

0211


   Total                  26         0      116         0    271

EOTT Energy Position Board Fixed-Ratable
Division 4 W/Inventory Report By Trade Group

                                     SUMMARY

                                  Ratable Price

Delivery                    dom*   heavy*    sour*    sweet*    unk*  wti*    net*    ***     conoc    eott*    koch*    market
Month.                                                                                           o*                           *
--------------            ------ --------- -------- --------- ------ ------ ------- ----- ---------- -------- -------- ---------

SUMMARY


0209                          83                        -360                  -277                       -75       25

0210                         503               -10      -484     -15    87      81                       -10      138      -200

0211                         -64                         117            54     107                         4
0212                         -66                         120                    54                         4
0301                          -4                           4                                               4


   Total                     452        0      -10      -603     -15   141     -35      0         0      -73      163      -200



Delivery             MERC*    other*   platt*   unpric*   net*   n/a    n/a   n/a    n/a   n/a    n/a   n/a    n/a
Month.
--------------     -------- --------- -------- -------- ------- ----- ------ ----- ------ ----- ------ ----- ------

SUMMARY


0209                     8       -12     -225         2   -277

0210                    56                -43       140     81

0211                    54                 49              107
0212                                       50               54
0301                                       -4


   Total               118       -12     -173       142    -35

                                    EXHIBIT G


                               INITIAL CASH BUDGET

(DOLLAR AMOUNTS IN THOUSANDS)         Period 1          Period 2          Period 3         Period 4          Period 5
                                   Forecast Stub        Forecast          Forecast         Forecast          Forecast
                                   3 Days Ending      Week Ending       Week Ending       Week Ending       Week Ending
                                     10/12/2002        10/19/2002        10/26/2002        11/2/2002         11/9/2002
                                    ------------      ------------      ------------      ------------      ------------

SOURCES                             $         --      $      3,510      $     36,650      $      9,390      $      1,975
CGS USES                                   2,943             4,440            26,418             5,323             4,359
                                    ------------      ------------      ------------      ------------      ------------
                                          (2,943)             (930)           10,232             4,067            (2,384)

OPERATING EXPENSES                           895            12,764             1,980             9,065             3,730
NON-OPERATING EXPENSES                        --                --             2,500             2,650             2,490
                                    ------------      ------------      ------------      ------------      ------------
NET CASH INFLOWS/(OUTFLOWS)               (3,838)          (13,694)            5,752            (7,648)           (8,604)
                                    ============      ============      ============      ============      ============

CUMULATIVE NET CASH FLOW BUDGET           (3,838)          (17,532)          (11,779)          (19,427)          (28,031)
CUMULATIVE NET CASH FLOW ACTUAL             (534)             (534)             (534)             (534)             (534)
                                    ------------      ------------      ------------      ------------      ------------
FAVORABLE (UNFAVORABLE) VARIANCE           3,304            16,997            11,245            18,893            27,496
PERCENTAGE VARIANCE                           86%               97%               95%               97%               98%






(DOLLAR AMOUNTS IN THOUSANDS)          Period 6          Period 7          Period 8          Period 9         Period 10
                                       Forecast          Forecast          Forecast          Forecast          Forecast
                                     Week Ending       Week Ending       Week Ending       Week Ending       Week Ending
                                      11/16/2002        11/23/2002        11/30/2002        12/7/2002         12/14/2002
                                     ------------      ------------      ------------      ------------      ------------

SOURCES                              $      1,920      $     37,735      $     13,713      $      3,650      $      3,650
CGS USES                                    3,902            24,729             6,385             6,578             3,973
                                     ------------      ------------      ------------      ------------      ------------
                                           (1,982)           13,006             7,328            (2,928)             (323)

OPERATING EXPENSES                          5,151             1,465             4,165             3,650             4,565
NON-OPERATING EXPENSES                        200               110             2,500             2,413               200
                                     ------------      ------------      ------------      ------------      ------------
NET CASH INFLOWS/(OUTFLOWS)                (7,333)           11,431               663            (8,990)           (5,088)
                                     ============      ============      ============      ============      ============

CUMULATIVE NET CASH FLOW BUDGET           (35,364)          (23,933)          (23,269)          (32,260)          (37,348)
CUMULATIVE NET CASH FLOW ACTUAL              (534)             (534)             (534)             (534)             (534)
                                     ------------      ------------      ------------      ------------      ------------
FAVORABLE (UNFAVORABLE) VARIANCE           34,829            23,398            22,735            31,725            36,813
PERCENTAGE VARIANCE                            98%               98%               98%               98%               99%










(DOLLAR AMOUNTS IN THOUSANDS)      Period 11          Period 12         Period 13        Period 14         Period 15
                                    Forecast          Forecast          Forecast          Forecast         Forecast
                                  Week Ending       Week Ending       Week Ending       Week Ending       Week Ending
                                   12/21/2002        12/28/2002         1/4/2003         1/11/2003         1/18/2003
                                  ------------      ------------      ------------      ------------      ------------

SOURCES                           $     37,762      $     11,940      $      4,603      $      3,250      $      3,650
CGS USES                                25,764             3,810             4,446             5,474             4,087
                                  ------------      ------------      ------------      ------------      ------------
                                        11,998             8,130               157            (2,224)             (437)

OPERATING EXPENSES                       1,515             1,415             5,106             1,830             3,565
NON-OPERATING EXPENSES                     200             2,565                --             2,443               190
                                  ------------      ------------      ------------      ------------      ------------
NET CASH INFLOWS/(OUTFLOWS)             10,283             4,150            (4,949)           (6,497)           (4,192)
                                  ============      ============      ============      ============      ============

CUMULATIVE NET CASH FLOW BUDGET        (27,065)          (22,915)          (27,863)          (34,360)          (38,552)
CUMULATIVE NET CASH FLOW ACTUAL           (534)             (534)             (534)             (534)             (534)
                                  ------------      ------------      ------------      ------------      ------------
FAVORABLE (UNFAVORABLE) VARIANCE        26,530            22,380            27,329            33,826            38,018
PERCENTAGE VARIANCE                         98%               98%               98%               98%               99%







(DOLLAR AMOUNTS IN THOUSANDS)       Period 16         Period 17
                                     Forecast          Forecast            TOTAL
                                   Week Ending       Week Ending        for the 17
                                    1/25/2003          2/1/2003         Week period
                                   ------------      ------------      ------------

SOURCES                            $     37,697      $     12,075      $    223,170
CGS USES                                 23,800             7,454           163,883
                                   ------------      ------------      ------------
                                         13,897             4,621            59,287

OPERATING EXPENSES                        2,270             3,033            66,163
NON-OPERATING EXPENSES                      190               690            19,341
                                   ------------      ------------      ------------
NET CASH INFLOWS/(OUTFLOWS)              11,437               898           (26,217)
                                   ============      ============      ============

CUMULATIVE NET CASH FLOW BUDGET         (27,115)          (26,217)
CUMULATIVE NET CASH FLOW ACTUAL            (534)             (534)
                                   ------------      ------------
FAVORABLE (UNFAVORABLE) VARIANCE         26,581            25,682
PERCENTAGE VARIANCE                          98%               98%

                                    EXHIBIT H

                              CRITICAL VENDOR ORDER

                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                             CORPUS CHRISTI DIVISION


In re:                                        )     (Chapter 11)
                                              )
EOTT ENERGY PARTNERS, L.P.                    )     CASE NO. 02-21730
                                              )
EOTT ENERGY FINANCE CORP.                     )     CASE NO. 02-21731
                                              )
EOTT ENERGY GENERAL PARTNER, LLC              )     CASE NO. 02-21732
                                              )
EOTT ENERGY OPERATING LIMITED PARTNERSHIP     )     CASE NO. 02-21733
                                              )
                                              )
EOTT ENERGY CANADA LIMITED PARTNERSHIP        )     CASE NO. 02-21734
                                              )
                                              )
EOTT ENERGY PIPELINE LIMITED PARTNERSHIP      )     CASE NO. 02-21735
                                              )
                                              )
EOTT ENERGY LIQUIDS, L.P.                     )     CASE NO. 02-21736
                                              )
                                              )
                           Debtors.           )     (Motion for Joint
                                                    Administration pending)


                    ORDER AUTHORIZING PAYMENT OR HONORING OF
                       PREPETITION OBLIGATIONS TO CRITICAL
                      CUSTOMERS AND VENDORS INCLUDING CRUDE
                     OIL SUPPLIERS, RAW MATERIAL SUPPLIERS,
                               AND TRADE PARTNERS

         Came on for consideration the Debtors' Emergency Motion for Authority to Pay or Honor Prepetition Obligations to Critical Customers and Vendors Including Crude Oil Suppliers, Raw Material Suppliers and Trade Partners (the "Motion") filed by the above-referenced Debtors (collectively, "EOTT" or the "Debtors"). The Motion requests entry of an order authorizing the Debtors to pay or honor their prepetition obligations to customers and certain vendors. The Court has considered the Motion, arguments of counsel, the evidence presented, and finds that the relief requested in the Motion is in the best interest of the Debtors, their estates and creditors.

The Court also finds that, given the circumstances and the nature of the relief requested, no further notice need be given. It is therefore, hereby

                  ORDERED that the Motion and all relief requested therein is GRANTED in full and in all respects;

                  ORDERED that the Debtors are authorized to pay the actual prepetition claims of Suppliers including the undisputed claims of CIMA Energy, LLC and Burlington Resources, and the Critical Vendor Claims as identified on EXHIBIT A to the Motion, or as subsequently identified by the Debtors in their reasonable judgment; and it is further

                  ORDERED that the Debtors are authorized to pay Critical Vendor Claims and prepetition claims of Suppliers including the undisputed claims of CIMA Energy, LLC and Burlington Resources incurred during the first week of October, 2002 ratably whether or not such claims appear on EXHIBIT A to the Motion.

         Signed this 9th day of October, 2002.



                                            /s/ Judge Richard S. Schmidt
                                            ----------------------------------
                                            UNITED STATES BANKRUPTCY JUDGE




AFTER ENTRY, PLEASE RETURN COPY TO:
Robert D. Albergotti
Trey A. Monsour
Meredyth A. Purdy
Haynes and Boone, LLP
901 Main Street, Suite 3100
Dallas, Texas  75202

                                    EXHIBIT I


                          WEEKLY COMPLIANCE CERTIFICATE


                             Dated _______ __, 200__

         Reference is made to that certain Debtor in Possession Letter of Credit Agreement, dated as of October __, 2002 (as from time to time amended, the "AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership ("EOTT PIPELINE" and together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, the "BORROWERS"), EOTT Energy Partners, L.P., EOTT Energy General Partner, L.L.C. ("EOTT GP"), and Standard Chartered Bank, as LC Agent and the other signatories thereto. Capitalized terms used and not defined herein have the meanings given to them in the Agreement.

         This Certificate is furnished pursuant to Section 9(d)(vi)(4) of the Agreement. The Borrowers hereby represent, warrant, and acknowledge to the LC Agent and each LC Participant that:

         5.       Cash Budget

                  (a)      Current Reference Period

                           (i) The projected Cumulative Net Cash Flow as reflected in the Cash Budget for the current Reference Period ended ______ __, 200__ was
                                    ____________.

                           (ii) The actual Cumulative Net Cash Flow as reflected in the Cash Budget for the current Reference Period ended _________ __, 200__ was ____________.

                           (iii)    Variance

                                    (A)      Item 1(a)(i) minus Item 1(a)(ii):
                                             ________ .

                                    (B)     Item 1(a)(iii)(A) divided by Item
                                            1(a)(i), expressed as a percentage:
                                            ________.

                  (b)      Prior Reference Period

                           (i) The projected Cumulative Net Cash Flow as reflected in the Cash Budget for the prior Reference Period ended _______ __, 200__ was
                                    __________.

                           (ii) The actual Cumulative Net Cash Flow as reflected in the Cash Budget for the prior Reference Period ended ______ __, 200__ was
                                    __________.

                           (iii)    Variance

                                    (A)      Item 1(b)(i) minus Item 1(b)(ii):
                                             _________.

                                    (B)     Item 1(b)(iii)(A) divided by Item
                                            1(b)(i), expressed as a percentage:
                                            ___________.

                  (c) The actual Cumulative Net Cash Flow [was/was not] less than ninety percent (90%) of the amount of the projected Cumulative Net Cash Flow for the Reference Periods included in Items 1(a) and 1(b) above.

         2.       Minimum Crude Oil Lease Volumes(1)

                  (a) The aggregate crude oil purchases at the lease at the end of such calendar month most recently ended was
                           _________________.

                  (b) Number of days in the calendar month most recently ended was __________.

                  (c)      Actual daily lease volume

                           Item 2(a) divided by Item 2(b): ___________.

                  (d)      Variance

                           Item 2(c) divided by the Minimum Lease Volume, expressed as a percentage: ___________.

                  (e) The actual daily lease volume during the calendar month most recently ended [was/was not] less than ninety-eight percent (98%) of the required Minimum Lease Volume.

         The manager or officer of EOTT GP signing this instrument hereby certifies that (i) such manager or officer is a duly elected, acting and qualified manager or officer of EOTT GP as indicated below such manager's or officer's signature hereto, having all necessary authority to act for EOTT GP in its capacity as the sole General Partner of each Borrower in making the representations, warranties and acknowledgements set forth herein and (ii) to the best of such manager's or officer's knowledge after due inquiry and consultation with the operating officers of each Borrower, such representations, warranties, acknowledgments and agreements are true, correct and complete in all material respects.

----------
(1) To be completed at the end of any week which is the end of the fourth week of a calendar month.

         IN WITNESS WHEREOF, this instrument is executed as of __________, 200__.

                      EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                      By:      EOTT ENERGY GENERAL PARTNER, L.L.C., its General
                               Partner

                               By:
                                  ---------------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------



                      EOTT ENERGY CANADA LIMITED PARTNERSHIP

                      By:      EOTT ENERGY GENERAL PARTNER, L.L.C., its General
                               Partner

                               By:
                                  ---------------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------



                      EOTT ENERGY LIQUIDS, L.P.

                      By:      EOTT ENERGY GENERAL PARTNER, L.L.C., its General
                               Partner

                               By:
                                  ---------------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                      EOTT ENERGY PIPELINE LIMITED PARTNERSHIP

                      By:      EOTT ENERGY GENERAL PARTNER, L.L.C., its General
                               Partner

                               By:
                                  ---------------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                      EOTT ENERGY PARTNERS, L.P.

                      By:      EOTT ENERGY CORP., its General Partner

                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                                   SCHEDULE J

                              SECOND INTERIM ORDER

                      IN THE UNITED STATES BANKRUPTCY COURT

                       FOR THE SOUTHERN DISTRICT OF TEXAS

                             CORPUS CHRISTI DIVISION



In re:                                   )          (Chapter 11)
                                         )
EOTT ENERGY PARTNERS, L.P., et al.       )          Case Nos. 02-21730 through
                                         )          02-21736
                              Debtors.   )
                                         )          JOINTLY ADMINISTERED UNDER
                                         )          CASE NO. 02-21730




                SECOND INTERIM ORDER (I) TERMINATING USE OF CASH COLLATERAL (II) AUTHORIZING SECURED POSTPETITION FINANCING ON A SUPERPRIORITY BASIS PURSUANT TO 11
              U.S.C. SECTIONS 364 AND 507(b), (III) GRANTING RELIEF
              FROM THE AUTOMATIC STAY PURSUANT TO 11 U.S.C. SECTION
                 362, AND (IV) AUTHORIZING ASSUMPTION OF RELATED
              AMENDED EXECUTORY CONTRACTS PURSUANT TO 11.U.S.C. 365


         Upon the motion (the "Motion") dated October 8, 2002 of EOTT Energy Operating Limited Partnership, a Delaware limited partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership, a Delaware limited partnership ("EOTT Canada"), EOTT Energy Liquids, L.P., a Delaware limited partnership ("EOTT Liquids"), EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership ("EOTT Pipeline" and together with EOTT OLP, EOTT Canada and EOTT Liquids, as debtors and debtors-in-possession herein (collectively, the "Borrowers"), EOTT Energy Partners, L.P, a Delaware limited partnership ("EOTT MLP") and EOTT Energy General Partner, L.L.C., a Delaware limited liability company ("EOTT GP" together with EOTT MLP, the "Guarantors" and, together with the Borrowers, the "Debtors") (A) seeking entry of first interim order ("First Interim Order") pursuant to sections 363(c)(2) and (e) of Title 11 of the United States Code, 11 U.S.C. Sections 101, et seq. (as amended, the "Bankruptcy Code") and Rule 4001(b)(i) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), (i) authorizing the use of cash collateral of the Prepetition Agent and Prepetition Lenders (as defined below), (ii) granting security interests in and replacement liens on all of the Debtors' currently owned or after-acquired property and the proceeds thereof, as provided herein, in favor of (x) the Prepetition Agent, for the benefit of the Prepetition Lenders, to provide adequate protection for their interests in the Prepetition Collateral (as defined herein) and (y) SCTSC to provide adequate protection for its interests in the prepetition Receivables Collateral and the prepetition Commodities Collateral (both as defined herein), which security interests and liens will be junior to the Postpetition Liens (as defined herein) and senior to any and all other security interests and liens, except as provided herein, and subject to the Carve-Out (as defined below); (iii) granting SCTSC security interests in and liens on the Commodities Collateral and Receivables Collateral (both as defined herein) to provide adequate protection for its interests in the prepetition Receivables Collateral and the prepetition Commodities Collateral (both as defined herein), which security interests and liens will be senior to the Postpetition Liens and (iv) granting administrative superpriority claims in favor of SCTSC and the Prepetition Agent for the benefit of the Prepetition Lenders which will be junior to the Superpriority Claims

         (as defined herein) but will have priority over any and all other administrative expenses, except as provided herein, and subject to the Carve-Out; (B) pending a second interim hearing on the Motion (the "Second Interim Hearing"), seeking entry of a second interim order (the "Second Interim Order") requesting this Court's authorization pursuant to sections 364(c)(1), 364(c)(2), 364(c)(3) and 364(d)(1) of the
         Bankruptcy Code Rules 2002, 4001(c) and 9014 of the Bankruptcy Rules for the Debtors, inter alia, (i) to obtain secured postpetition financing pursuant to (u) a Debtor In Possession Letter of Credit Agreement (the "SCB DIP LC Agreement")(2) by and among the Borrowers, Standard Chartered Bank ("SCB") as issuer (the "LC Issuer") of postpetition letters of credit (the "Letters of Credit") and as administrative agent (the "LC Agent") for itself and the participants in such Letters of Credit (the "LC Participants"), (v) an overdraft facility by and among the Borrowers and SCB and its affiliates (the "Overdraft Facility"), (w) the Debtor In Possession Term Loan Agreement (the "Lehman DIP Credit Agreement") by and among the Borrowers, Lehman Brothers, Inc. ("Lehman") as administrative agent (the "Term Lender Agent") on behalf of itself and the term lenders party thereto, including but not limited to Lehman Commercial Paper, Inc. (the "Term Lenders" together with the LC Participants and SCB and its affiliates under the Overdraft Facility, the "Lenders"), (x) the Amended and Restated Commodities Repurchase Agreement (the "Crude Oil Purchase Agreement"), by and between Standard Chartered Trade Services Corporation ("SCTSC") and EOTT OLP, (y) the Amended and Restated Receivables Purchase Agreement (the "Receivables Purchase Agreement," together with the Crude Oil Purchase Agreement, the "SCTSC Purchase Agreements," together with the SCB DIP






----------
(2) Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the SCB DIP LC Agreement.

         LC Agreement and the Lehman DIP Credit Agreement, the "DIP Facilities"), by and among SCTSC and EOTT OLP, and (z) the intercreditor and security agreement (the "Intercreditor Agreement") by and among the Debtors, SCB, the LC Agent, the Term Lender Agent, the Lenders and SCTSC, under which SCB will act as collateral agent for SCTSC, the LC Agent, the Term Lender Agent and the Lenders under the DIP Facilities (the "Collateral Agent" together with the LC Agent and the Term Lender Agent, the "DIP Agents"), with substantially final forms of the foregoing agreements (except with respect to the Overdraft Facility) having been filed with the Court and made available to requesting parties on or before October 14, 2002, (the SCB DIP LC Agreement, the Overdraft Facility, the Lehman DIP Credit Agreement, the SCTSC Purchase Agreements, the Intercreditor Agreement and the other loan documents contemplated therein being collectively referred to herein as the "DIP Financing Documents"), (ii) to assume the SCTSC Purchase Agreements; (iii) to grant security interests in and liens on all of the Debtors' currently owned or after-acquired property and the proceeds thereof, other than Avoidance Actions, (the "DIP Collateral") to the Collateral Agent for the benefit of the DIP Agents, the Lenders and SCTSC, in order to secure the Debtors' obligations to them under the DIP Financing Documents, which security interests and liens will be senior to any and all other security interests and liens except as provided herein and in the Intercreditor Agreement and subject to the Carve-Out (the "Postpetition Liens"); (iv) to grant administrative superpriority claims in favor of the DIP Agents, the Lenders and SCTSC which will have priority over any and all administrative expenses, except as provided herein and in the Intercreditor Agreement and subject to the Carve-Out; and (v)

         (a) to use a portion of the proceeds of the term loans provided pursuant to the Lehman DIP Credit Agreement (the "Term Loans") to repay the Prepetition Loans (as defined below), (b) to use the proceeds of, and the Letters of Credit issued under, the DIP Facilities to fund and support the Debtors' operations (including in the amount and as required pursuant to the settlement agreement between the Debtors and Enron Corp. and certain subsidiaries thereof), (c) to repay their reimbursement obligations under any Prepetition Letters of Credit outstanding (as defined below) and cause new or replacement Letters of Credit to be issued for the Debtors' account, which new or replacement Letters of Credit shall be considered and treated as postpetition obligations of the Debtors, and (d) to enter into the Commodities Stipulation (as defined herein); and (C) in accordance with Bankruptcy Rule 4001(c)(2), requesting this Court to schedule a Second Interim Hearing and a final hearing (the "Final Hearing") to consider the entry of a second interim order (the "Second Interim Order") and a final order (the "Final Order") authorizing the DIP Facilities on a second interim and final basis, and approve notice with respect thereto; and the Court having considered the Motion and the DIP Financing Documents; and, in accordance with Bankruptcy Rule 4001(c), requisite notice of the Motion, the First Interim Order and the Second Interim and Final Hearings having been provided; and a hearing to consider the interim relief requested in the Motion having been held and concluded (the "First Interim Hearing") on October 9, 2002; and, the First Interim Order having been entered on this Court's electronic docket on October 11, 2002; and the Second Interim Hearing having been held before this Court on October 17, 2002; and all objections, if any, to the interim relief requested in the Motion having been withdrawn, resolved or overruled by the Court; and it appearing to the Court that the interim relief requested in the Motion is necessary to avoid immediate and irreparable harm to the estates pending the Final Hearing and otherwise is in the best interests of the Debtors and their creditors and is essential for the continued operation of the Debtors' businesses; and upon consideration of the evidence presented or proffered at the First and Second Interim Hearings; and after due deliberation and consideration and good and sufficient cause appearing therefor

                  IT IS HEREBY FOUND that:

         On October 8, 2002 (the "Petition Date"), the Debtors each filed a voluntary petition for relief with this Court under Chapter 11 of the Bankruptcy Code (collectively, the "Chapter 11 Cases"). The Debtors are continuing in possession of their property, and operating and managing their businesses, as debtors-in-possession, pursuant to sections 1107 and 1108 of the Bankruptcy Code.

         The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered.

         This Court has jurisdiction over the Chapter 11 Cases pursuant to 28 U.S.C. Sections 157(b) and 1334. Consideration of the Motion presents a core proceeding as defined in 28 U.S.C. Section 157(b)(2).

         Pursuant to the Second Amended and Restated Reimbursement, Loan and Security Agreement, dated as of April 23, 2002, as amended (the "Prepetition Credit Agreement"), among EOTT OLP, EOTT Canada, EOTT Liquids and EOTT Pipeline (collectively, the "Prepetition Borrowers"), EOTT MLP and EOTT GP (collectively the "Prepetition Guarantors"), the lenders party thereto (the "Prepetition Lenders"), Standard Chartered Bank as administrative agent for the Prepetition Lenders (in such capacity, the "Prepetition Agent") and issuer of prepetition letters of credit thereunder (the "Prepetition LC Issuer"), the Prepetition Lenders extended credit to the Prepetition Borrowers. (To the extent, if any, that SCTSC is found to be a lender under either of the predecessor agreements to the SCTSC Purchase Agreements, SCTSC shall also be considered a "Prepetition Lender".)

         As of the Petition Date, the Prepetition Lenders are owed approximately $20,000,000 in revolving loan principal obligations incurred directly by the Prepetition Borrowers, plus interest, fees and expenses thereon (the "Prepetition Loans") and approximately $276,205,489.48 in reimbursement obligations (either contingent, or fully due and payable) relating to letters of credit issued and outstanding under the Prepetition Credit Agreement (the "Prepetition Letters of Credit" and, together with the Prepetition Loans, the "Prepetition Indebtedness"), the obligations of the Prepetition Borrowers in respect thereof being guaranteed by the Prepetition Guarantors.

         To secure the Prepetition Indebtedness, the Prepetition Borrowers granted to the Prepetition Agent for the benefit of the Prepetition Lenders security interests and liens (collectively referred to herein as the "Prepetition Liens") as follows: (i) a first-priority security interest in and lien on substantially all of the Prepetition Borrowers' assets including, without limitation, a substantial majority of the Prepetition Borrowers' and Prepetition Guarantors' real property and fixtures and all goods (including without limitation, equipment and inventory), deposit accounts, investment property, accounts, chattel paper, instruments, documents, letter of credit rights, commercial tort claims, insurance claims, supporting obligations and liens, real estate interests and general intangibles of the Prepetition Borrowers and the Prepetition Guarantors of any nature, whether then owned or thereafter acquired and any proceeds, products, rents and profits of all of the foregoing (the "Prepetition Collateral"), with priority over all other liens except as otherwise provided in the Prepetition Credit Agreement or under applicable non-bankruptcy law. The Prepetition Collateral includes property constituting "cash collateral" as defined in section 363(a) of the Bankruptcy Code ("Cash Collateral").

         Pursuant to the Crude Oil Purchase Agreement, EOTT OLP has obligations to SCTSC to repurchase certain commodities purchased by SCTSC from EOTT OLP. Pursuant to the Receivables Purchase Agreement, under certain circumstances, EOTT OLP has obligations to sell certain receivables to SCTSC at certain prices. Under both SCTSC Purchase Agreements, EOTT OLP is obligated to pay interest, yield, fees and collection costs or other costs to SCTSC in connection therewith (all of the foregoing obligations, together with EOTT OLP's repurchase obligations under the Crude Oil Purchase Agreement, collectively, the "Prepetition Purchase Obligations").

         As a precautionary measure, the Prepetition Purchase Obligations are secured by a perfected first-priority security interest and lien granted by EOTT OLP to SCTSC, in and on (x) all receivables and contract rights purchased by SCTSC under the Receivables Purchase Agreement and all proceeds related thereto (the "Receivables Collateral") and (y) all commodities purchased by SCTSC but not repurchased by the EOTT OLP under the Crude Oil Purchase Agreement, all documents of title delivered to SCTSC pursuant thereto and all proceeds thereof (the "Commodities Collateral").

         The Debtors will be provided thirty (30) days from the Petition Date to assert any claims or commence any causes of action against the Prepetition Agent, the Prepetition Lenders (including the Prepetition Agent's or Prepetition Lenders' directors, officers, employees or agents) or SCTSC (including SCTSC's directors, officers, employees or agents) to object to or challenge (x) the validity, enforceability, extent, perfection or priority of the Prepetition Liens in the Prepetition Collateral and SCTSC's liens in the Receivables Collateral and the Commodities Collateral; (y) the validity, allowability, priority, status or amount of the Prepetition Indebtedness and the Prepetition Purchase Obligations; or (z) to assert any avoidance or subordination actions with respect to the Prepetition Indebtedness and the Prepetition Purchase Obligations; provided, however, that if the Debtors do not commence such an action or assert such a claim within such 30-day period, the Prepetition Borrowers and the Prepetition Guarantors will acknowledge and agree that (i) the Prepetition Liens and SCTSC's liens on the Receivables Collateral and the Commodities Collateral are valid, binding, enforceable and perfected liens with priority over all other liens (other than the Postpetition Liens) except as otherwise provided in the Prepetition Credit Agreement or under applicable non-bankruptcy law, and are not subject to avoidance or subordination pursuant to the Bankruptcy Code or applicable non-bankruptcy law; (ii) the Prepetition Indebtedness and the Prepetition Purchase Obligations constitute legal, valid and binding obligations of the Debtors, enforceable in accordance with the terms of the Prepetition Credit Agreement and the SCTSC Purchase Agreements (other than in respect of the stay of enforcement arising from section 362 of the Bankruptcy Code); (iii) no offsets, defenses or counterclaims of any kind to the Prepetition Indebtedness and the Prepetition Purchase Obligations exist, and no portion of the Prepetition Indebtedness or the Prepetition Purchase Obligations is subject to avoidance or subordination pursuant to the Bankruptcy Code or applicable non-bankruptcy law; (iv) the Prepetition Borrowers and Prepetition Guarantors have no claims or causes of action, including, without limitation, avoidance actions under Chapter 5 of the Bankruptcy Code (the "Avoidance Actions") against the Prepetition Agent or the Prepetition Lenders (including the Prepetition Agent's or Prepetition Lenders' directors, officers, employees or agents) or SCTSC (including SCTSC's directors, officers, employees or agents)); and (v) as of the Petition Date, the Prepetition Indebtedness and the Prepetition Purchase Obligations constitute allowed secured claims within the meaning of section 506 of the Bankruptcy Code in an amount that is not less than $276,205,489.48, plus additional interest and fees, including, without limitation, attorneys' fees and related expenses, and other charges owing in respect thereof.

         Pursuant to sections 361, 362, 363 and 364 of the Bankruptcy Code, (a) the Prepetition Agent and the Prepetition Lenders are entitled to adequate protection of their interest in the Prepetition Collateral, including for the Debtors' use of Cash Collateral, any diminution in the value of the Prepetition Collateral (including Cash Collateral), resulting from the Debtors' use, sale or lease of the Prepetition Collateral, the imposition of the automatic stay and the priming of the Prepetition Liens as described below, and (b) SCTSC is entitled to adequate protection of its interest in the Receivables Collateral and the Commodities Collateral, including for the Debtors' use of Cash Collateral, any diminution in the value of the Receivables Collateral and the Commodities Collateral resulting from the Debtors' use, sale or lease of the Receivables Collateral or the Commodities Collateral and the imposition of the automatic stay. The DIP Facilities will enable the Debtors to continue operating their businesses and thereby preserve the value of the Prepetition Collateral, the Receivables Collateral and the Commodities Collateral.

         The Debtors operate one of the largest independent crude oil gathering and marketing operations in North America and engage in interstate and intrastate crude oil transportation, crude oil terminalling and storage activities and refined petroleum products marketing. Prior to the Petition Date, the Debtors used proceeds from the Prepetition Credit Agreement to purchase crude oil and other inventory items for their marketing and pipeline operations and otherwise to finance their business activities.

         An immediate need exists for the Debtors to obtain funds with which to purchase inventory, continue their business operations, and administer and preserve the value of their estates. Upon entry of the First Interim Order, the Debtors were authorized to use Cash Collateral for the Specified Period as defined in the First Interim Order up to an amount not to exceed $58,255,847.00. Upon entry of this Second Interim Order, the Debtors' authority to use Cash Collateral shall cease. The Debtors now seek authority to enter into the DIP Facilities upon this Court's signing of this Second Interim DIP Order, failing which the Debtors would suffer immediate and irreparable harm to estates. In the absence of the DIP Facilities, the continued operation of the Debtors' businesses would not be possible. The Debtors do not have sufficient available sources of working capital and financing to operate their businesses in the ordinary course of business or maintain their property in accordance with state and federal law without the DIP Facilities. The Debtors' ability to maintain business relationships with their vendors, suppliers and customers, to pay their employees and otherwise finance their operations is essential to the Debtors' continued viability.

         Given the Debtors' current financial condition, financing arrangements and capital structure, the Debtors are unable to obtain financing from sources other than the Lenders and SCTSC on terms more favorable than under the DIP Facilities. The Debtors have been unable to obtain interim unsecured credit solely under section 503(b)(1) of the Bankruptcy Code as an administrative expense. The Debtors have been unable to obtain credit (i) having priority over that of administrative expenses of the kind specified in sections 503(b) and 507(a) and (b) of the Bankruptcy Code, (ii) secured by a lien on property of the estates that is not otherwise subject to a lien or (iii) secured solely by a junior lien on property of the estates that is subject to a lien.

         Financing on a postpetition basis is not otherwise available without
(i) the granting to the Collateral Agent for the benefit of DIP Agents, the Lenders and SCTSC of superpriority claims, perfected first-priority security interests in, priming liens and junior liens, as provided below, on all of the Debtors' assets (except Avoidance Actions) and (ii) the granting to the Prepetition Agent and the Prepetition Lenders of adequate protection, replacement liens and superpriority claims, pursuant to sections 361, 362, 363 and 364 of the Bankruptcy Code and in the DIP Financing Documents.

         The Debtors are seeking authority to (a) enter into the DIP Facilities;
(b) assume the SCTSC Purchase Agreements; (c) use proceeds of the Term Loans to repay the Prepetition Loans; (d) use the proceeds of, and Letters of Credit issued under, the DIP Facilities to fund and support the Debtors' operations in accordance with the Budget (as defined herein), as well as in the amount and as required pursuant to the settlement agreement between the Debtors and Enron Corp. and certain subsidiaries thereof, and (e) satisfy their reimbursement obligations under any Prepetition Letters of Credit outstanding and cause new and replacement letters of credit to be issued for the Debtors' account which letters of credit shall thereupon be considered and treated as postpetition obligations of the Debtors up to an amount not to exceed $325,000,000, all on the terms described herein and in the DIP Financing Documents.

         In connection with the assumption of the Crude Oil Purchase Agreement, the Debtors seek to stipulate with SCTSC that (1) all rights, title and interest to the crude oil in the pipelines owned or used by EOTT OLP up to a maximum of 3,000,000 barrels on the date of such assumption belong to SCTSC, and (2) notwithstanding that crude oil is injected into and released from such pipelines from time to time after such assumption, all rights, title and interest to the barrels of crude oil described in the preceding clause (1) shall be deemed to belong to SCTSC, to the extent that such crude oil has not been repurchased by EOTT OLP pursuant to the terms of the Crude Oil Purchase Agreement (the "Commodities Stipulation").

         In light of (a) the Prepetition Agent's and the Prepetition Lenders' agreement to the priming of the Prepetition Liens as provided herein and the Carve-Out, (b) the DIP Agents' and the Lenders' agreement to provide necessary financing to the Debtors and their agreement to the Carve-Out, and (c) the agreement of SCTSC to the assumption of the SCTSC Purchase Agreements, the DIP Agents, the Lenders, SCTSC, the Prepetition Agent, and the Prepetition

Lenders are seeking a waiver of claims under section 506(c) of the Bankruptcy Code and of any "equities of the case" claim under section 552(b) of the Bankruptcy Code.

         The Lenders and SCTSC have indicated a willingness to provide financing to the Debtors subject to (i) the entry of this Second Interim Order (ii) the terms and conditions of the DIP Financing Documents and (iii) findings by the Court that such financing is essential to the Debtors' estates, that the Lenders and SCTSC will be providing such financing in good faith, and that the Collateral Agent's (on behalf of the DIP Agents, the Lenders and SCTSC) mortgages, security interests, liens, claims, superpriority claims and other protections granted pursuant to this Second Interim Order, and the DIP Facilities will not be affected by any subsequent reversal, modification, vacatur or amendment of this Second Interim Order or any other order, as provided in section 364(e) of the Bankruptcy Code.

         The terms of this Second Interim Order and the DIP Financing Documents are fair and reasonable, and reflect the Debtors' exercise of prudent business judgment consistent with their fiduciary duties. The extensions of credit authorized herein are supported by reasonably equivalent value and fair consideration and have been negotiated in good faith and at arm's length among the Debtors, and the DIP Agents, the Lenders, the Prepetition Agents, the Prepetition Lenders and SCTSC. Any credit extended, letters of credit issued or loans made or funds advanced to pursuant to the DIP Financing Documents shall be deemed to have been extended, issued, made, advanced or, as the case may be, permitted to be used in good faith by the Lenders, the Prepetition Lenders and SCTSC as required by, and within the meaning of, section 364(e) of the Bankruptcy Code.

         Notice of the Second Interim Hearing and the Final Hearing and the entry of this Second Interim Order has been properly provided to (i) the Office of the United States Trustee, (ii) the holders of the twenty (20) largest prepetition unsecured claims against the Debtors' estates, (iii) the Prepetition Agent, (iv) the DIP Agents, (v) the Collateral Agent, (vi) counsel to the ad hoc committee of noteholders, (vii) SCTSC and (viii) those parties that filed a request for service of documents. Notice of the Motion and the relief requested thereby have been given in accordance with Bankruptcy Rule 4001, and is sufficient under the Bankruptcy Code, including, without limitation, sections 102(a) and 364 of the Bankruptcy Code, and no other notice need be given for entry of this Second Interim Order.

         Based upon the foregoing findings and conclusions, and upon the record made before this Court at the First Interim Hearing and the Second Interim Hearing, and good and sufficient cause appearing therefor

                  IT IS HEREBY ORDERED that:



                  1. The Motion is granted, subject to the terms and conditions set forth in this Second Interim Order.

                           CASH COLLATERAL TERMINATION


                  2. Cessation of Cash Collateral Use. As indicated in the First Interim Order, upon entry of this Second Interim Order, the authorization of the Debtors to use the Cash Collateral of $58,255,847.00 shall, and hereby does, cease.

     DIP FINANCING AUTHORIZATION AND ASSUMPTION OF SCTSC PURCHASE AGREEMENTS


                  3. Authorization of the Financing and the Documents. On or before October 14, 2002, the Debtors filed and made available to all creditors and parties in interest substantially final versions of the principal DIP Financing Documents. Modifications made to the DIP

Financing Documents subsequent to their filing with the Court on October 14, 2002, were not material and did not adversely affect the rights of creditors or other parties in interest. The Debtors and Lenders are hereby authorized to make such additional modifications to the DIP Financing Documents without further order of the Court, provided that any such modifications are not material. The Debtors are hereby expressly authorized, empowered and directed to complete, execute and deliver the DIP Financing Documents and to perform their obligations hereunder and thereunder (the "DIP Obligations") in accordance with, and subject to, the terms of this Second Interim Order and the DIP Financing Documents. The Debtors are hereby authorized and directed to pay the fees and other expenses described in the DIP Financing Documents as such become due, including, without limitation, agents' fees, facility fees, arranger fees, commitment fees, letter of credit fees and the reasonable fees and disbursements of the DIP Agents' and SCTSC's attorneys, financial advisers and accountants and as provided in the DIP Financing Documents. Upon execution and delivery of the DIP Financing Documents, they shall represent valid and binding obligations of the Debtors, enforceable against each of the Debtors in accordance with their terms.

                  4. Assumption of SCTSC Purchase Agreement. In accordance with sections 364, 365 and 549 of the Bankruptcy Code, the Debtors are hereby expressly authorized, empowered and directed to assume the SCTSC Purchase Agreements and to perform their obligations hereunder and thereunder, including, without limitation, the payment of the fees and other expenses described in the SCTSC Purchase Agreements as they become due. The automatic stay is hereby modified to permit SCTSC to deposit to its account such fees, other expenses and any other payments received from the Debtors in accordance with the terms of the SCTSC Purchase Agreements, which payments are hereby authorized.

                  5. Approval of Commodities Stipulation. EOTT OLP and SCTSC hereby stipulate and agree as follows:

                  (a) All rights, title and interest to the crude oil in the pipelines owned or used by EOTT OLP, in the amount to be specified in the Crude Oil Purchase Agreement, up to a maximum of 3,000,000 barrels on the date of assumption of the Crude Oil Purchase Agreement by SCTSC, belong to SCTSC.

                  (b) Notwithstanding that crude oil is injected into and released from such pipelines from time to time after the date of assumption of the Crude Oil Purchase Agreement by SCTSC, all rights, title and interest to such specified barrels of crude oil in such pipelines shall be deemed to belong to SCTSC to the extent that such crude oil has not been repurchased by EOTT OLP pursuant to the terms of the Crude Oil Purchase Agreement.

                  (c) This Commodities Stipulation shall be binding on the employees, agents, successors and assigns of EOTT OLP, including any trustee appointed in any of these Chapter 11 Cases or superseding cases under Chapter 7 of the Bankruptcy Code, and on any person or entity appointed for purposes of implementing a plan of reorganization or resolving claims in any of these Chapter 11 Cases.

The Court hereby approves the Commodities Stipulation as part of this Second Interim Order.

                  6. Drawings under the DIP Facilities. Subject to the terms and conditions of the DIP Financing Documents, the Debtors are hereby authorized through the Termination Declaration Date (a) to draw the full amount of the Term Loans in an amount not to exceed $75,000,000, (b) to use proceeds of the Term Loans in an amount not to exceed $40,000,000 to repay the Prepetition Loans, (c) to use proceeds of, and Letters of Credit issued under, the DIP

Facilities to fund and support the Debtors' operations in accordance with the budget approved by this Court from time to time (the "Budget") (with any line item variance not to exceed 10% and any total overall variance not to exceed 5%) (including in the amount and as required pursuant to the settlement agreement between the Debtors and Enron Corp. and certain subsidiaries thereof), (d) to use the proceeds of the Overdraft Facility not to exceed $15,000,000 for cash management services, and (e) to obtain Letters of Credit under the SCB DIP LC Agreement in an amount not to exceed $325,000,000, inclusive of (i) outstanding Prepetition Letters of Credit which upon entry of this Second Interim Order shall be considered and treated as Letters of Credit issued under the SCB DIP LC Agreement by SCB for the Debtors' account as postpetition obligations of the Debtors and (ii) new Letters of Credit to be issued by SCB for the Debtors' account as postpetition obligations of the Debtors. Clause (e)(i) of the foregoing sentence is without prejudice to the estates' right to cause disgorgement from the holders of the repaid Prepetition Indebtedness to the extent, if any, that any of the Prepetition Indebtedness or any of the Prepetition Liens is determined to be avoidable or undersecured in accordance with and subject to paragraph 15, below.

                  7. DIP Obligations. The DIP Obligations include, without limitation, all loans, advances, letter of credit reimbursement obligations, repurchase obligations, overdraft obligations and any other indebtedness or obligations, contingent or absolute, which may now or from time to time hereafter be owing by the Debtors to any of the DIP Agents, the Lenders or SCTSC under any of the DIP Financing Documents or hereunder, including, without limitation, all principal and accrued interest, reimbursement obligations under letters of credit, costs, and reasonable fees and expenses incurred in connection therewith.

                  8. Superpriority Claims. In accordance with sections 364(c)(1) and 507(b) of the Bankruptcy Code, subject to the Carve-Out and without prejudice to the rights of the Debtors as set forth in paragraph 15, the DIP Obligations will constitute claims (the "Superpriority Claims") with priority in payment over any and all administrative expenses of the kinds specified or ordered pursuant to any provision of the Bankruptcy Code, including, but not limited to, sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b), 546(c), 726 (to the extent permitted by law), 1113 and 1114 of the Bankruptcy Code and shall at all times be senior to the rights of the Debtors, any successor trustee to the extent permitted by law, or any other creditor in the Chapter 11 Cases. The relative priorities of the Superpriority Claims as among the DIP Agents, the Lenders and SCTSC are set forth in the Intercreditor Agreement; however, the Superpriority Claims shall have priority over the Adequate Protection Superpriority Claims provided for below.

                  9. Postpetition Liens. As security for the DIP Obligations, each of the Debtors is hereby authorized and directed to grant, and hereby grants, to the Collateral Agent, for the benefit of the DIP Agents, the Lenders and SCTSC, the Postpetition Liens in the nature of perfected, valid, binding and enforceable security interests and liens, subject to the Carve-Out and without prejudice to the rights of the Debtors pursuant to paragraph 15, below, as follows:

                  (a) pursuant to section 364(c)(2) of the Bankruptcy Code, a perfected first-priority security interest in and lien on the DIP Collateral, owned as of the Petition Date or thereafter acquired, that was not encumbered as of the Petition Date; and

                  (b) pursuant to section 364(c)(3) of the Bankruptcy Code, a perfected security interest in and lien on all other DIP Collateral, owned as of the Petition Date or thereafter acquired, which security interest and lien shall, except as provided in clause (c) below, be junior in priority to:

                           (i) any other security interest in or lien on such assets to the extent that, as of the Petition Date, such other security interest or lien was valid, perfected and not subject to avoidance and senior to the Prepetition Liens, and

                           (ii) any security interest in or lien on proceeds or products of, or accessions to, assets subject to a security interest or lien referred to in the foregoing clause (i) and arising or created after the Petition Date to the extent that (A) such security interest in or lien on the proceeds, products or accessions would have been valid, perfected and not subject to avoidance if the proceeds, products or accessions had arisen or been created immediately prior to the commencement of these Chapter 11 Cases and (B) such security interest in or lien on the proceeds, products or accessions would be entitled, under applicable non-bankruptcy law, to priority over any security interest in or lien on the proceeds, products or accessions securing the Prepetition Indebtedness; and

                  (c) pursuant to section 364(d)(1) of the Bankruptcy Code, the security interest and lien referred to in clause (b) above shall be senior in priority to the Prepetition Liens and to any security interests and liens to which the Prepetition Liens are senior in priority.

The Postpetition Liens will not be subject to any security interest or lien which is avoided and preserved for the benefit of the Debtors' estates under section 551 of the Bankruptcy Code, and the Postpetition Liens will not be subordinated to or made pari passu with any other lien under section 364(d) of the Bankruptcy Code or otherwise. Receiving the benefits of the Postpetition Liens will not make the Collateral Agent, the DIP Agents, the Lenders or SCTSC responsible for any obligations or liabilities of the Prepetition Borrowers, the Prepetition Guarantors or the Debtors with respect to the DIP Collateral, including without limitation any obligations or liabilities for environmental remediation. The relative priorities of the benefits of the Postpetition Liens as among the DIP Agents, the Lenders and SCTSC are hereby ordered to be as set forth in the Intercreditor Agreement.

   PROVISIONS APPLICABLE TO BOTH THE AUTHORIZED USE OF CASH COLLATERAL AND THE
                   PROPOSED FINAL DIP FINANCING AUTHORIZATION

                  10. Section 506(c) Waiver. The Debtors shall not assert a claim under section 506(c) of the Bankruptcy Code for any costs and expenses incurred in connection with the preservation, protection or enhancement of, or realization by the DIP Agents, the Lenders,

SCTSC, the Prepetition Agents or the Prepetition Lenders upon, the DIP Collateral, the Prepetition Collateral, the Receivables Collateral, the Commodities Collateral or the collateral subject to the liens that secure the Adequate Protection Obligations or for any expenses of the administration of the estate. The DIP Agents, the Lenders and SCTSC shall not be subject to the equitable doctrine of "marshalling" or any other similar doctrine with respect to any DIP Collateral.

                  11. Priority of Superpriority Claims. No cost or expense of administration under sections 105, 364(c)(1), 503(b), 506(c), 507(b), 726 (to the extent permitted by law), 1113, 1114 or otherwise of the Bankruptcy Code, shall be senior to, equal to, or pari passu with the Superpriority Claims, subject only to the Carve-Out.

                  12. Carve-Out. As used in this Second Interim Order, "Carve-Out" means, at any time of determination, the sum of (a) allowed administrative expenses payable pursuant to 28 U.S.C. Section 1930(a)(6) and (b) Priority Professional Expenses (as defined below), subject to the Priority Expense Cap (as defined below). "Priority Professional Expenses" means allowed fees, costs and reasonable expenses of professionals retained by the Debtors and the official committee of unsecured creditors (the "Committee") or any official committee of noteholders in the Chapter 11 Cases pursuant to sections 327 and 1103 of the Bankruptcy Code, but shall not include fees, costs and expenses of third-party professionals employed by the members of the Committee. "Priority Expense Cap" means upon the occurrence of the Termination Declaration Date, all unpaid Priority Professional Expenses (including holdbacks) up to an aggregate of $2,000,000. With respect to clause (b) above, Priority Professional Expenses shall not include fees or expenses incurred by any Person, including the Debtors, the Committee or any committee of noteholders, in (i) preventing, hindering or delaying the Lenders', the DIP Agents' or SCTSC's enforcement or realization upon any of the DIP Collateral, Receivables Collateral or

Commodities Collateral once an Event of Default has occurred, (ii) using or seeking to use Cash Collateral or selling DIP Collateral, Receivables Collateral or Commodities Collateral without the DIP Agents' and SCTSC's consent, except as authorized herein, (iii) incurring indebtedness without the DIP Agents' and SCTSC's consent, (iv) objecting to or contesting in any manner, or raising any defenses to, the validity, extent, amount, perfection, priority or enforceability of the Prepetition Indebtedness or the DIP Obligations or any mortgages, liens or security interests with respect thereto or any other rights or interests of the DIP Agents, the Lenders and SCTSC, or in asserting any claims or causes of action, including, without limitation, any Avoidance Actions or requests for equitable subordination, against the DIP Agents, the Lenders, SCTSC, the Prepetition Agent or the Prepetition Lenders, (v) objecting to or contesting in any manner, or raising any defenses to, the validity, or enforceability of the SCTSC Purchase Agreements or the amounts due SCTSC thereunder, or (vi) investigating the validity, enforceability, extent, perfection and priority of the Prepetition Liens or the validity or enforceability of the SCTSC Purchase Agreements if another Person has already commenced or conducted an investigation of claims, causes of action and equitable theories for relief against the Prepetition Agent, the Prepetition Lenders of SCTSC, and claims and causes of action challenging the validity, enforceability, extent, perfection and priority of the Prepetition Liens or the liens on the Commodities Collateral and the Receivables Collateral. The exclusion from Priority Professional Expenses shall not include the first $75,000 in expenses incurred by the Debtors (or an authorized substitute for the Debtors if the Debtors are for some reason unable to conduct an investigation) in conducting an investigation within 30 days following the Petition Date, of claims, causes of action or theories for litigation regarding (a) the validity, enforceability, perfection or priority of the Prepetition Liens in the Prepetition Collateral, (b) the validity, allowability, priority, status or amount of the Prepetition Indebtedness or (c) the validity and enforceability of the SCTSC Purchase Agreements; provided, however, that any expenses in excess of $75,000, or any expenses incurred by a Person in conducting such an investigation when one has already been conducted or is ongoing shall be excluded from Priority Professional Expenses. The Carve-Out shall not apply to the liens securing the SCTSC Purchase Agreements, the Receivables Collateral and the Commodities Collateral.

                  13. Permission to Pay Compensation. Nothing herein shall be construed as consent to the allowance of any Priority Professional Expenses or shall affect the right of the DIP Agents, the Lenders, SCTSC, the Prepetition Agent or the Prepetition Lenders to object to the allowance and payment of such expenses. Prior to the Termination Declaration Date, the Debtors shall be permitted to pay compensation and reimbursement of expenses (other than those excluded from Priority Professional Expenses) authorized to be paid under sections 330 and 331 of the Bankruptcy Code or otherwise pursuant to an order of this Court, as the same may be due and payable, and such payments shall not reduce the Carve-Out.

                  14. Adequate Protection. (A) To the extent appropriate and necessary, as adequate protection of their interest in the Prepetition Collateral, including for any diminution in the value of the Prepetition Collateral resulting from the Debtors' use, sale or lease of the Prepetition Collateral, the imposition of the automatic stay, the priming of the Prepetition Liens and the Prepetition Agent's and the Prepetition Lenders' consent to the Carve-Out, the Prepetition Agents and Prepetition Lenders are hereby granted (i) monthly cash payments comprised of interest on the Prepetition Loans, advances and letter of credit reimbursement obligations, letter of credit fees, accrued and unpaid fees, expenses and any out-of-pocket expense reimbursements owing on or after the Petition Date to the Prepetition Agent under the Prepetition Credit Agreement, until such time as all Prepetition Indebtedness is indefeasibly paid in full, provided that no Event of Default has occurred and is continuing under the SCB DIP LC

Agreement or the Lehman DIP Credit Agreement; and (ii) Adequate Protection Liens in the form of additional and replacement security interests in and liens on the DIP Collateral and Adequate Protection Superpriority Claims in the form of superpriority claims equivalent in scope to those granted to the DIP Agents and the Lenders under the DIP Facilities and this Second Interim Order, such Adequate Protection Liens and Adequate Protection Superpriority Claims being junior only to (x) the Postpetition Liens and Superpriority Claims granted in this Second Interim Order with respect to the DIP Obligations, and (y) any perfected and non-avoidable security interests and liens to which the Postpetition Liens are junior, in all cases subject to the Carve-Out; and (B) to the extent appropriate and necessary, as adequate protection of its interest in the prepetition Receivables Collateral and the prepetition Commodities Collateral, including for any diminution in the value of the prepetition Receivables Collateral and the prepetition Commodities Collateral resulting from the Debtors' use, sale or lease of the prepetition Receivables Collateral or the prepetition Commodities Collateral and the imposition of the automatic stay, SCTSC is hereby granted (i) Adequate Protection Liens in the form of additional and replacement security interests in and liens on the DIP Collateral and Adequate Protection Superpriority Claims in the form of superpriority claims equivalent in scope to those granted to the DIP Agents and the Lenders under the DIP Facilities and this Second Interim Order, such Adequate Protection Liens and Adequate Protection Superpriority Claims being junior only to (x) the Postpetition Liens and Superpriority Claims granted in this Second Interim Order with respect to the DIP Obligations, and (y) any perfected and non-avoidable security interests and liens to which the Postpetition Liens are junior; and
(ii) the Adequate Protection Receivables Lien and the Adequate Protection Commodities Lien such Adequate Protection Receivables Lien and Adequate Protection Commodities Lien being junior only to the Postpetition Liens and Superpriority Claims granted in this Second Interim Order with respect to the DIP Obligations.

                  15. Debtors' Right to Challenge Liens. Nothing in this Order or the DIP Financing Documents shall prejudice the rights of the Debtors to object to or challenge (a) the validity, enforceability, extent, perfection or priority of the Prepetition Liens in the Prepetition Collateral and SCTSC's prepetition liens in the Receivables Collateral and the Commodities Collateral, or (b) the validity, allowability, priority, status or amount of the Prepetition Indebtedness and the Prepetition Purchase Obligations; provided, however, that unless the Debtors commence, as appropriate, a contested matter or adversary proceeding raising such objection or challenge within 30 days after the Petition Date, all such challenges and objections shall be forever waived, and the Prepetition Indebtedness and the Prepetition Purchase Obligations shall be allowed as secured claims within the meaning of section 506 of the Bankruptcy Code for all purposes in connection with the Chapter 11 Cases and as set forth in this Second Interim Order. No such period of limitation shall be extended without the written consent of SCB and SCTSC. Thereafter, any and all objections or challenges (including, but not limited to, those under sections 544, 547 and/or 548 of the Bankruptcy Code), by any party (including, without limitation, the Committee, any committee of noteholders and any Chapter 11 or Chapter 7 trustee appointed herein) to the validity, allowability, enforceability, sufficiency, extent, perfection, status or priority, or seeking the avoidance or equitable subordination of the Prepetition Liens, the Prepetition Indebtedness or any payments thereon, and the Prepetition Purchase Obligations shall be forever barred. Notwithstanding the foregoing, for the avoidance of doubt, the Prepetition Liens shall not have priority over other liens to the extent so provided in the Prepetition Credit Agreement or under applicable non-bankruptcy law.

                  16. Obligation to Advance Funds. The DIP Agents and Lenders shall have no obligation to make any loan or advance or issue any Letters of Credit or Term Loans under the

DIP Facilities unless the conditions precedent to the making of such Term Loan or advance or issuing of such DIP LC under the DIP Financing Documents are satisfied.

                  17. Use of Proceeds. From and after the Petition Date, the Debtors shall use the proceeds of the loans and advances pursuant to the DIP Facilities, and the Debtors shall request letters of credit to be issued, extended or renewed, only for the purposes specifically set forth in the DIP Financing Documents.

                  18. Perfection of Liens Granted by Second Interim Order. The security interests, liens and priority granted to the Collateral Agent on behalf of the DIP Agents, the Lenders and SCTSC, to the Prepetition Agent on behalf of itself and the Prepetition Lenders and to SCTSC pursuant to this Second Interim Order and the DIP Financing Documents shall be fully perfected by operation of law upon execution of this Second Interim Order by the Court such that no additional steps need be taken to perfect the security interests and liens or to insure the priority thereof. None of the Collateral Agent, the Prepetition Agent or SCTSC is required to obtain or file financing statements, mortgages, bank account control agreements, amendments, notices of lien or similar instruments in any jurisdiction or effect any other action to attach, perfect or establish the priority of the Postpetition Liens and Adequate Protection Liens granted under this Second Interim Order and the DIP Financing Documents. Notwithstanding the foregoing, the Collateral Agent, SCTSC or the Prepetition Agent may, in its or their sole discretion, obtain and file such financing statements, mortgages, bank account control agreements, amendments, notices of liens and other similar documents, and is hereby granted relief from the automatic stay contained in section 362 of the Bankruptcy Code in order to do so. The Debtors shall execute and deliver to the Collateral Agent, SCTSC or the Prepetition Agent all such financing statements, mortgages, bank account control agreements, amendments, notices and other documents as the Collateral Agent, SCTSC or the Prepetition Agent may reasonably request to evidence, confirm, validate or perfect, or to insure the contemplated priority of the Postpetition Liens or the Adequate Protection Liens granted pursuant hereto and the DIP Financing Documents.

                  19. Rights of Access to Information. Without limiting the rights of access and information afforded the DIP Agents and the Lenders under the DIP Financing Documents, the Debtors shall be and hereby are required to afford representatives, agents and/or employees of the DIP Agents and the Lenders access to the Debtors' premises and their personnel and records, in whatever form maintained, in accordance with the DIP Financing Documents and shall, and hereby are directed to, cooperate, consult with, and provide to such persons all such non-privileged information and information not subject to a binding confidentiality agreement.

                  20. "Equities of the Case". No person may assert an "equities of the case" claim under section 552(b) of the Bankruptcy Code against the Prepetition Agent, the Prepetition Lenders or SCTSC with respect to proceeds, product, offspring or profits of the Prepetition Collateral.

                  21. Automatic Modification of Automatic Stay. The automatic stay of section 362(a) of the Bankruptcy Code shall be, and it hereby is, modified to the extent necessary to permit the DIP Agents for the sole benefit of themselves, SCTSC and the Lenders, and the Prepetition Agent for the sole benefit of the Prepetition Lenders, and SCTSC to receive, collect and apply payments and proceeds in respect of the DIP Collateral, the Prepetition Collateral, the Commodities Collateral and the Receivables Collateral and any collateral subject to Adequate Protection Liens in accordance with the terms and provisions of this Order and the DIP Financing Documents.

                  22. DIP Obligations Automatically Due and Payable. The DIP Obligations shall be due and payable, without notice or demand, on the Termination Declaration Date. Any

Letter of Credit outstanding on the Termination Declaration Date that is not replaced shall be cash collateralized in an amount equal to a percentage of the maximum drawing amount, which percentage shall be acceptable to the LC Agent.

                  23. Waiting Period. As more fully described in section 3.2(d) of the Intercreditor Agreement, a waiting period of up to ten business days shall occur when more than $15,000,000 in Letters of Credit are drawn during any one month. As provided in section 3.2(d) of the Intercreditor Agreement, during such waiting period, certain duties of the Lenders and SCTSC shall be suspended (including, among others, the obligation of SCB to issue Letters of Credit or otherwise extend credit under the DIP Financing Documents and the obligation of SCTSC to make payments under the Purchase Agreements) and the Debtors' access to cash shall be restricted.

                  24. Events of Default. As long as any portion of the DIP Obligations remains unpaid or any DIP Financing Document remains in effect, in addition to events of default which occur under the DIP Financing Documents, it shall also constitute an event of default if (a) there shall be entered any order dismissing any of the Chapter 11 Cases or converting any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code; (b) there shall be entered in any of the Chapter 11 Cases or any subsequent Chapter 7 case any order which authorizes under any section of the Bankruptcy Code, including sections 105 or 364 of the Bankruptcy Code, (i) the granting of security interest in or any lien and any property of the Debtors in favor of any party (other than liens granted pursuant to this Second Interim Order or otherwise permitted herein) or (ii) the obtaining of credit or the incurring of indebtedness that is entitled to superpriority administrative status, in either case equal or superior to the Superpriority Claims; (c) the appointment of a Chapter 11 trustee or examiner with expanded powers; or (d) the Debtors seek any of the foregoing relief unless, in connection with any transaction cited in clause

(b) of this paragraph 24, such order requires that the DIP Obligations be indefeasibly paid in full first (including cash collateralization of all reimbursement obligations in respect of Letters of Credit) and, as to clauses
(a) and (c) hereof, without the prior written consent of the DIP Agents, the requisite Lenders and SCTSC.

                  25. Remedies Upon Events of Default. Upon the occurrence of an Event of Default (under any of the First Interim or Second Interim Orders or pursuant to the DIP Facilities), each of the DIP Agents and SCTSC may (subject to the Intercreditor Agreement) declare all DIP Obligations owing under the applicable DIP Facilities to be immediately due and payable and may declare a termination of any further commitment to extend credit to the Borrowers to the extent any such commitment remains. Upon the declaration of an Event of Default (under any of the First Interim or Second Interim Orders or pursuant to the DIP Facilities) or termination of commitment under the SCB DIP LC Agreement and acceleration of the DIP Obligations by any DIP Agent, the obligations of the Debtors to SCTSC under the Purchase Agreements and the Adequate Protection Obligations described in paragraph 14 with respect to the Prepetition Lenders and SCTSC shall be immediately due and payable and the Debtors' right to use cash collateral shall cease. Similarly, upon SCTSC's declaration of an event of default and acceleration of EOTT OLP's obligations under the Purchase Agreements, the obligations of the Debtors to the DIP Agents and the Lenders under the DIP Loan Documents and the Adequate Protection Obligations described in paragraph 13 with respect to SCTSC and the Prepetition Lenders shall be immediately due and payable and the Debtors' right to use cash collateral shall cease. Upon the occurrence of an Event of Default and following the giving of five business days' notice to the Debtors, the Committee, and the United States Trustee, and subject to the terms and provisions with respect to remedies contained in the Intercreditor Agreement as between the Lenders and SCTSC, the DIP Agents shall have immediate relief from the automatic stay and may foreclose on all or any portion of the DIP Collateral, as permitted by applicable non-bankruptcy law (including exercise of rights of set-off and maintenance of cash collateral in an amount equal to a percentage of all undrawn Letters of Credit, which percentage shall be acceptable to the LC Agent). During such five-business-day notice period, the Debtors shall be entitled to an emergency hearing with this Court for the sole purposes of contesting whether an Event of Default has occurred, but the Debtors shall have no right to seek to use cash collateral of the Lenders except for the payment of payroll and payroll-related expenses. Unless, during such period, this Court determines that an Event of Default has not occurred, the automatic stay, as to the Lenders and the DIP Agents, shall automatically terminate at the end of such notice period. In the event that during such notice period this Court finds that an Event of Default has not in fact occurred, the rights and obligations of the DIP Agents, Lenders, SCTSC, the Prepetition Agent and Prepetition Lenders hereunder shall continue in full force and effect.

                  26. Modification of Second Interim Order. The Debtors shall not seek or consent to, directly or indirectly, (a) any modification, stay, vacation or amendment to this Second Interim Order; (b) any order allowing use of cash collateral, except for the payment of payroll and payroll-related expenses, of the Prepetition Lenders and the Lenders without the Prepetition Agent's and DIP Agents' prior written consent; (c) a priority claim for any administrative expense or unsecured claim against the Debtors (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expense of the kind specified in sections 503(b), 506(c) or 507(b) of the Bankruptcy Code) equal or superior to the Superpriority Claims or the Adequate Protection Superpriority Claims, other than the Carve-Out; or (d) any lien on any of the DIP Collateral with priority equal or superior to the Postpetition Liens or the Adequate Protection Liens, except as specifically provided in the DIP Facilities.

                  27. Indemnification. Subject to paragraph 15, the Debtors shall indemnify and hold harmless the DIP Agents, SCTSC, the Lenders and their respective shareholders, directors, agents, officers, subsidiaries and affiliates, successors and assigns from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and reasonable expenses of every nature and character arising out of the DIP Facilities or any of the other DIP Financing Documents or the transactions contemplated thereby, pursuant to the terms of the DIP Financing Documents and as further described therein.

                  28. Subject to paragraph 15, the Debtors shall indemnify and hold harmless SCTSC and its shareholders, directors, agents, officers, subsidiaries and affiliates, successors and assigns from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and reasonable expenses of every nature and character arising out of the assumption of the SCTSC Purchase Agreements or the transactions contemplated thereby, pursuant to the terms of the SCTSC Purchase Agreements and as further described therein.

                  29. The provisions of this Second Interim Order shall be binding upon and inure to the benefit of the DIP Agents, the Lenders, the Prepetition Agent, the Prepetition Lenders, SCTSC, the Debtors and their respective successors and assigns (including any trustee or other fiduciary hereinafter appointed as a legal representative of the Debtors or with respect to the property of the estate of the Debtors) whether in these Chapter 11 Cases, in any subsequent cases under Chapter 7 of the Bankruptcy Code or upon dismissal of any such Chapter 11 or Chapter 7 cases.

                  30. Good Faith under Section 364(e) of the Bankruptcy Code. Based on the findings set forth in paragraphs Q and R of this Second Interim Order and to the extent provided under section 364(e) of the Bankruptcy Code, which is applicable to the DIP Facilities contemplated by this Second Interim Order, in the event any or all of the provisions of this Second Interim Order are hereafter modified, amended or vacated by a subsequent order of this or any other Court, no such modification, amendment or vacation shall affect the validity and enforceability of any advances made hereunder or lien or priority authorized or created hereby. Notwithstanding any such modification, amendment or vacation, any (i) claim, including without limitation Superpriority Claims and Adequate Protection Superpriority Claims, or (ii) lien, including without limitation, Postpetition Liens and Adequate Protection Liens hereunder arising prior to the effective date of such modification, amendment or vacation shall be governed in all respects by the original provisions of this Second Interim Order, and the DIP Agents, the Lenders, SCTSC, the Prepetition Agent and the Prepetition Lenders, as the case may be, shall be entitled to all of the rights, remedies, privileges and benefits thereof.

                  31. Negative Notice for Amendments to DIP Financing Documents. After consultation with the Committee, any amendment to the provisions of the DIP Financing Documents which makes other substantive changes to the DIP Financing Documents shall be made on fifteen (15) days' negative notice to all parties which have entered notices of appearance in these Chapter 11 Cases under Bankruptcy Rule 2002.

                  32. Survival of Provisions in Second Interim Order. The provisions of this Second Interim Order and any actions taken pursuant hereto shall survive entry of any order which may be entered (a) confirming any plan of reorganization (a "Plan") in any of these Chapter 11 Cases, (b) converting any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code, or (c) dismissing any of the Chapter 11 Cases, and the terms and provisions of this Second Interim Order as well as the Superpriority Claims and Postpetition Liens granted pursuant to this Second Interim Order and the DIP Facilities and the Adequate Protection Liens and Adequate Protection Superpriority Claims shall continue in full force and effect notwithstanding the entry of such order, and such Superpriority Claims, Postpetition Liens, Adequate Protection Liens and Adequate Protection Superpriority Claims shall maintain their priority as provided by this Second Interim Order and as set forth in the Intercreditor Agreement until all the obligations of the Debtors to the Agents, the Lenders, SCTSC, the Prepetition Lenders and the Prepetition Agents pursuant to the DIP Financing Documents and this Second Interim Order are indefeasibly paid in full and discharged; provided, however, that the Superpriority Claims and Adequate Protection Superpriority Claims shall not survive dismissal of these Chapter 11 Cases. The DIP Obligations shall not be discharged by the entry of an order confirming a Plan, the Debtors having waived such discharge. Without the consent of the DIP Agents, none of the Debtors shall propose or support any Plan that is not conditioned upon the payment in full in cash, on or prior to the earlier to occur of (i) the effective date of such Plan and (ii) the Termination Declaration Date, of all of the DIP Obligations, nor shall any of the Debtors propose or support any sale under section 363 of the Bankruptcy Code without the express consent of the Dip Agents, the Lenders and SCTSC, which is not conditioned upon the payment in full in cash of all the DIP Obligations at closing.

                  33. Joint and Several DIP Obligations. The DIP Obligations of the Debtors hereunder and under the DIP Financing Documents shall be joint and several, with each Debtor that is a secondary obligor waiving all suretyship defenses.

                  34. Consistency of Second Interim Order with DIP Financing Documents. The DIP Financing Documents and this Second Interim Order shall be construed consistently with each other, but to the extent there are provisions in the DIP Financing Documents that are irreconcilably inconsistent with this Second Interim Order, the provisions of this Second Interim Order shall control.

                  35. No Waiver. Notwithstanding anything herein, the entry of this Second Interim Order is without prejudice to, and does not constitute a waiver of, expressly or implicitly, or otherwise impair (a) any of the rights of the DIP Agents, the Lenders, SCTSC, the Prepetition Agent or the Prepetition Lenders under the Bankruptcy Code or under non-bankruptcy law, including, without limitation, the right of the DIP Agents, the Lenders, SCTSC, the Prepetition Agent or the Prepetition Lenders to (i) request modification of the automatic stay of section 362 of the Bankruptcy Code, (ii) request dismissal of any of the Chapter 11 Cases, conversion of any of the Chapter 11 Cases to cases under Chapter 7, or appointment of a Chapter 11 trustee or examiner with expanded powers, or (iii) propose, subject to the provisions of section 1121 of the Bankruptcy Code, a Chapter 11 plan or plans or (b) any of the rights, claims or privileges (whether legal, equitable or otherwise) of the DIP Agents, the Lenders, SCTSC, the Prepetition Agent or the Prepetition Lenders.

                  36. Notice of Final Hearing. Notice of the Final Hearing has been given. The Final Hearing to consider the Final Order approving the DIP Facilities is scheduled for October 24, 2002, at 2:00 p.m. at the United States Bankruptcy Court, Corpus, Christi, Texas (the "Bankruptcy Court"). On or before October 21, 2002, the Debtors shall serve, by United States mail, first-class postage prepaid, notice of the entry of this Second Interim Order on: (a) the parties having been given notice of the Second Interim Hearing; (b) any party which has filed prior to such date a request for notices with this Court; (c) counsel for the Committee, if any; and (d) the parties on the official service list.

                  37. Nunc Pro Tunc Relief. This Second Interim Order shall constitute findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052 and shall take effect and be fully enforceable nunc pro tunc to the Petition Date immediately upon execution thereof; provided, however, that notwithstanding the provisions of this Second Interim Order, the Court shall not be precluded from entering a Final Order inconsistent with the provisions herein subject to the protection of section 364(e) of the Bankruptcy Code in favor of the DIP Agents, the Lenders and SCTSC with respect to monies advanced and letters of credit issued during the Interim period.

                  38. Jurisdiction. The Court has and will retain jurisdiction to enforce this Second Interim Order according to its terms.


Dated:   October 17, 2002

                  Houston, Texas

                                             /s/ Judge Richard S. Schmidt
                                             --------------------------------
                                             UNITED STATES BANKRUPTCY JUDGE

                                   SCHEDULE K

                               LEASE VOLUME REPORT


                             CRUDE OIL LEASE VOLUMES

                                VOLUMES BY REGION

        REGION                                        MONTH
        ------                                        -----

MID CONTINENT

GULF COAST

ROCKIES

WEST TEXAS

CANADA

  TOTAL BARRELS

  TOTAL BARRELS PER DAY